[GRAPHIC]
Excelsior Money Market Funds

Institutional Shares

Prospectus

August 1, 2000

Excelsior Funds, Inc.

Money Fund
Government Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Money Fund and Government Money Fund (each, a Fund) that you should know before investing, although Institutional Shares of the Government Money Fund are not currently offered. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                            Page
Money Fund...........................................................          4
Government Money Fund................................................          6
More Information About Risk..........................................          8
More Information About Fund Investments..............................          8
Investment Adviser...................................................          8
Purchasing, Selling and Exchanging Fund Shares.......................          9
Dividends and Distributions..........................................         11
Taxes................................................................         12
Financial Highlights.................................................         13
How to Obtain More Information About Excelsior Funds, Inc. .......... Back Cover

      -------------------------------------------------------------

Introduction--Risk/Return Information Common to all Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment man-ager's judgments about the markets, the economy, or companies may not antici-pate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insur-ance Corporation (FDIC) or any government agency.

The Funds try to maintain a constant price per share of $1.00, but there is no guarantee that a Fund will achieve this goal.

      Money Fund
      -----------------------------------------------------------------


 FUND SUMMARY

 Investment Goal Current income
 consistent with preserving
 capital and maintaining
 liquidity

 Investment Focus Money market
 instruments

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of high quality
 short-term debt securities
 designed to allow the Fund to
 maintain a stable net asset
 value per share

 Investor Profile Conservative
 investors seeking current
 income from their investment
Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of de-posit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market condi-tions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changing interest rates.

      -------------------------------------------------------------


Performance Information
Institutional Shares of the Fund have less than one calendar year's perfor-mance. For this reason, the performance information shown below is for the Fund's other class of shares (Shares) that is not offered in this prospectus. The Fund's Institutional Shares and Shares would have substantially similar an-nual returns, because both share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that Institutional Shares and Shares do not have the same expenses. In reviewing this performance information, however, you should be aware that Shares have a 0.40% (annualized) Administrative Servicing Fee, while Institutional Shares have a 0.15% (annualized) Administrative Servicing Fee.

The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                                    [GRAPH]

                             1990            8.14%
                             1991            6.01%
                             1992            3.96%
                             1993            2.83%
                             1994            3.91%
                             1995            5.60%
                             1996            5.02%
                             1997            5.21%
                             1998            5.16%
                             1999            4.83%

 Best Quarter Worst Quarter
    2.33%         0.68%
  (6/30/99)     (12/31/93)

The Fund's performance for the six month period ending June 30, 2000 was 2.83%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 1999.

                                1 Year                       5 Years                       10 Years
---------------------------------------------------------------------------------------------------
Money Fund (Shares)             4.83%                         5.16%                         5.03%

Call 1-800-861-3430 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                        Institutional
                                           Shares
------------------------------------------------------
Management Fees                                 0.25%
Other Expenses
  Administrative Servicing Fee          0.15%
  Other Operating Expenses              0.22%
Total Other Expenses                            0.37%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.62%
Fee Waivers and Expense Reimbursements        (0.37)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.25%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in Institu-tional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and that you sell your shares at the end of the pe-riod.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $26     $80    $141     $318

      Government Money Fund


 ......................................................

 FUND SUMMARY

 Investment Goal Current income
 consistent with preserving
 capital and maintaining
 liquidity

 Investment Focus Money market
 instruments issued or
 guaranteed by the U.S.
 government, its agencies and
 instrumentalities

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of high quality
 short-term debt securities
 issued by the U.S. government,
 its agencies and
 instrumentalities designed to
 allow the Fund to maintain a
 stable net asset value per
 share

 Investor Profile Conservative
 investors seeking current
 income from their investment

Investment Objective
The Government Money Fund seeks as high a level of current income as is consis-tent with liquidity and stability of principal.

Investment Strategy of the Government Money Fund
The Government Money Fund invests substantially all of its assets in high qual-ity U.S. dollar-denominated money market instruments, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies and in-strumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particu-larly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Government Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price move-ments due to changing interest rates. Obligations issued by some U.S. govern-ment agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changing interest rates.

      -------------------------------------------------------------


Performance Information
Institutional Shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for the Fund's other class of shares (Shares) that is not offered in this prospectus. The Fund's Institu-tional Shares and Shares would have substantially similar annual returns, be-cause both share classes are invested in the same portfolio of securities. An-nual returns will differ only to the extent that Institutional Shares and Shares do not have the same expenses. In reviewing this performance informa-tion, however, you should be aware that Shares have a 0.40% (annualized) Admin-istrative Servicing Fee, while Institutional Shares have a 0.15% (annualized) Administrative Servicing Fee.

The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                                    [GRAPH]

                           1990               7.98%
                           1991               5.80%
                           1992               3.95%
                           1993               2.77%
                           1994               3.83%
                           1995               5.54%
                           1996               4.99%
                           1997               5.09%
                           1998               5.15%
                           1999               4.82%

 Best Quarter Worst Quarter
    2.58%         0.67%
  (12/31/95)    (6/30/93)

The Fund's performance for the six month period ending June 30, 2000 was 2.85%.

This table shows the Fund's average annual total returns of the Fund's shares for the periods ended December 31, 1999.

                                       1 Year               5 Years               10 Years
------------------------------------------------------------------------------------------
Government Money Fund (Shares)         4.82%                 5.11%                 4.94%

Call 1-800-861-3430 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                        Institutional
                                           Shares
------------------------------------------------------
Management Fees                                 0.25%
Other Expenses
  Administrative Servicing Fee          0.15%
  Other Operating Expenses              0.22%
Total Other Expenses                            0.37%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.62%
Fee Waivers and Expense Reimbursements        (0.37)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.25%*

* The Adviser has contractually agreed to waive its fees and reimburse expenses in order to keep total operating expenses from exceeding 0.25%, for the pe-riod commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in Institu-tional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and that you sell your shares at the end of the pe-riod.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $26     $80    $141     $318

      -------------------------------------------------------------

More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income secu-rities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also sub-ject to greater market fluctuations as a result of changes in interest rates.

 Call Risk
 (All Funds)--During periods of falling interest rates, certain debt obliga-tions with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluc-tuate, and may require a Fund to invest the resulting proceeds at lower in-terest rates.

 Credit Risk
 (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest.

 Event Risk
 (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be re-duced because of the Fund's multiple holdings.

Mortgage-Backed Securities
(All Funds)--Mortgage-backed securities are fixed income securities represent-ing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the un-derlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed secu-rity. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exa-cerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Cor-poration ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal sub-sidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest fi-nancial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $86 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, East Building, Stamford, CT 06905.

      -------------------------------------------------------------


The Adviser makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private cli-ents and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to dis-tribute this information as simultaneously as possible to all recipients. How-ever, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and es-tablishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2000, U.S. Trust received advisory fees, as a percentage of average daily net assets, of:

Money Fund             0.14%
Government Money Fund  0.22%

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares
 . No sales charge
 . No 12b-1 fees
 . No minimum initial or subsequent investment

Institutional Shares are offered only to financial institutions investing for their own or their customers' accounts. For information on how to open an ac-count and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 557-8280). Customers of financial institutions should con-tact their institutions for information on their accounts.

How to Purchase Fund Shares
You may purchase shares directly by:
 . Mail
 . Telephone, or
 . Wire

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 557-8280), or complete and send in the enclosed application to Ex-celsior Funds, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  The Chase Manhattan Bank
  ABA #021000021
  Excelsior Funds
  Credit DDA 910-2-733046
  Account Registration
  Account Number
  Wire Control Number

Investors making initial investments by wire must promptly complete the en-closed application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above in-structions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its proce-dures. Your broker or institution may charge a fee for its services, in addi-tion to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The Funds' distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Under any such program, the distributor may provide incentives, in the form of cash or other compensation, including mer-chandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms.

      -------------------------------------------------------------


General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veteran's Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good or-der. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV twice each Business Day at 3:00 p.m., Eastern time and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, a Fund must receive your request in good order before 3:00 p.m., Eastern time (including receipt of federal funds (readily available funds)).

How We Calculate NAV
NAV for one Fund share of each class of a Fund is the value of that share's portion of the net assets of such class of the Fund.

In calculating NAV for the Funds, a Fund generally values its investment port-folio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

How to Sell Your Fund Shares
You may sell shares directly by:
 . Mail
 . Telephone, or
 . By Writing a Check Directly From Your Account

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or ac-counts. If you have questions, call (800) 881-9358 (from overseas, call (617) 557-8280).

You may sell your shares by sending a written request for redemption to:

  Excelsior Funds
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

Please be sure to indicate the number of shares to be sold, identify your ac-count number and sign the request.

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares on any Busi-ness Day by contacting a Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 557-8280). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call
(617) 557-8280). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund re-ceives your request in good order.

Receiving Your Money
Normally, we will send your sale proceeds the next Business Day after we re-ceive your redemption request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market

      -------------------------------------------------------------

value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemp-tion.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be re-quired to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trad-ing, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in our Statement of Additional Informa-tion.

How to Exchange Your Shares
You may exchange your shares on any Business Day for Institutional Shares of any portfolio of Excelsior Institutional Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year. We may also reject any exchange request if we determine that such exchange would not be in the best interests of a Fund or its shareholders. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone ex-change option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of in-structions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept pur-chase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for trans-mitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.15% of the average daily net asset value of Fund shares held by clients of a shareholder organiza-tion.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accu-mulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its af-filiates or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

      -------------------------------------------------------------


Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Funds will be taxable as ordinary income. You will be subject to income tax on Fund distributions re-gardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal se-curities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonres-ident aliens, foreign trusts or estates, or foreign corporations or partner-ships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situa-tion.

More information about taxes is in the Statement of Additional Information.

      -----------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a sin-gle Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into our Statement of Addi-tional Information. You can obtain the annual report, which contains more per-formance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 557-8280).

MONEY FUND

                                                 Period Ended March 31, 2000/1/
                                                 ------------------------------
Net Asset Value, Beginning of Year..............            $   1.00
                                                            --------
Income From Investment Operations
 Net Investment Income..........................             0.01688
 Net Gains on Securities (both realized and
  unrealized)...................................                 --
                                                            --------
 Total From Investment Operations...............             0.01688
                                                            --------
Less Distributions
 Dividends From Net Investment Income...........            (0.01688)
 Dividends in Excess of Net Investment Income...                 --
                                                            --------
 Total Distributions............................            (0.01688)
                                                            --------
Net Asset Value, End of Year....................            $   1.00
                                                            ========
Total Return....................................               1.70%
Ratios/Supplemental Data
 Net Assets, End of Period (in millions)........            $ 273.00
 Ratio of Net Operating Expenses to Average Net
  Assets........................................               0.25%
 Ratio of Gross Operating Expenses to Average
  Net Assets/2.............................../..               0.49%
 Ratio of Net Investment Income to Average Net
  Assets........................................               5.72%

------
Notes:
1. Inception date of this class of shares was December 16, 1999.
2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
East Building
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the fol-lowing:

Statement of Additional Information (SAI)
The SAI dated August 1, 2000 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and contains information from the Funds' managers about strategies, recent market conditions and trends.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 881-9358 (from overseas, call (617) 557-8280)

By Mail: Excelsior Funds, 73 Tremont Street, Boston, Massachusetts 02108-3913

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual re-ports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may re-quest documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Wash-ington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

                                                                       [GRAPHIC]
Excelsior Money Market Funds

Prospectus

August 1, 2000

Excelsior Funds, Inc.

Excelsior Tax-Exempt Funds, Inc.

Money Fund
Government Money Fund
Treasury Money Fund
Tax-Exempt Money Fund
New York Tax-Exempt Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO OF EXCELSIOR FUNDS]

      -----------------------------------------------------------------


Table Of Contents

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are mutual fund fam-ilies that offer shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important in-formation about the Money, Government Money and Treasury Money Funds of Excel-sior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (each, a Fund) that you should know before investing. The Money Fund and Government Money Fund offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Institutional Shares of the Govern-ment Money Fund are not currently offered. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                            Page
Money Fund...........................................................          4
Government Money Fund................................................          6
Treasury Money Fund..................................................          8
Tax-Exempt Money Fund................................................         10
New York Tax-Exempt Money Fund.......................................         12
More Information About Risk..........................................         14
More Information About Fund Investments..............................         14
Investment Adviser...................................................         14
Purchasing, Selling and Exchanging Fund Shares.......................         15
Dividends and Distributions..........................................         18
Taxes................................................................         18
Financial Highlights.................................................         20
How to Obtain More Information About Excelsior Funds, Inc. .......... Back Cover

      -------------------------------------------------------------


Introduction--Risk/Return Information Common to All Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment man-ager's judgments about the markets, the economy, or companies may not antici-pate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your invest-ment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit In-surance Corporation (FDIC) or any government agency.

The Funds try to maintain a constant price per share of $1.00, but there is no guarantee that a Fund will achieve this goal.

      Money Fund
      -----------------------------------------------------------------



 FUND SUMMARY

 Investment Goal Current income
 consistent with preserving
 capital and maintaining
 liquidity

 Investment Focus Money market
 instruments

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of high quality
 short-term debt securities
 designed to allow the Fund to
 maintain a stable net asset
 value per share

 Investor Profile Conservative
 investors seeking current
 income from their investment


Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of de-posit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government, and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market condi-tions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changing interest rates.

      -------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                                    [GRAPH]

                          1990                  8.14%
                          1991                  6.01%
                          1992                  3.96%
                          1993                  2.83%
                          1994                  3.91%
                          1995                  5.60%
                          1996                  5.02%
                          1997                  5.21%
                          1998                  5.16%
                          1999                  4.83%


 Best Quarter Worst Quarter
    2.01%         0.68%
  (6/30/90)     (12/31/93)

The Fund's performance for the six month period ending June 30, 2000 was 2.83%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 1999.

                                1 Year                      5 Years                       10 Years
--------------------------------------------------------------------------------------------------
Money Fund (Shares)             4.83%                        5.16%                         5.03%

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.25%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.22%
Total Other Expenses                            0.62%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.87%
Fee Waivers and Expense Reimbursements        (0.37)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.50%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $51    $160    $280     $628

      Government Money Fund
      -----------------------------------------------------------------



 FUND SUMMARY


 Investment Goal Current income
 consistent with preserving
 capital and maintaining
 liquidity

 Investment Focus Money market
 instruments issued or
 guaranteed by the U.S.
 government, its agencies and
 instrumentalities

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of high quality
 short-term debt securities
 issued by the U.S. government,
 its agencies and
 instrumentalities designed to
 allow the Fund to maintain a
 stable net asset value per
 share

 Investor Profile Conservative
 investors seeking current
 income from their investment


Investment Objective
The Government Money Fund seeks as high a level of current income as is consis-tent with liquidity and stability of principal.

Investment Strategy of the Government Money Fund
The Government Money Fund invests substantially all of its assets in high qual-ity U.S. dollar-denominated money market instruments, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies and in-strumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particu-larly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Government Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price move-ments due to changing interest rates. Obligations issued by some U.S. govern-ment agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changing interest rates.

      -------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                                    [GRAPH]

                           1990               7.98%
                           1991               5.80%
                           1992               3.95%
                           1993               2.77%
                           1994               3.83%
                           1995               5.54%
                           1996               4.99%
                           1997               5.09%
                           1998               5.15%
                           1999               4.82%


 Best Quarter Worst Quarter
    2.58%         0.67%
  (12/31/95)    (6/30/93)

The Fund's performance for the six month period ending June 30, 2000 was 2.85%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 1999.

                                             1                       5                      10
                                          Year                   Years                   Years
----------------------------------------------------------------------------------------------
Government Money Fund (Shares)           4.82%                   5.11%                   4.94%

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.25%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.22%
Total Other Expenses                            0.62%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.87%
Fee Waivers and Expense Reimbursements        (0.37)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.50%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $51    $161    $280     $628

      Treasury Money Fund
      -----------------------------------------------------------------



 FUND SUMMARY

 Investment Goal Current income
 consistent with preserving
 capital and maintaining
 liquidity

 Investment Focus U.S. Treasury
 securities

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of short-term
 obligations of the U.S.
 Treasury designed to allow the
 Fund to maintain a stable net
 asset value per share

 Investor Profile Conservative
 investors seeking current
 income from their investment
 that is generally exempt from
 state and local taxes


Investment Objective
The Treasury Money Fund seeks current income with liquidity and stability of principal.

Investment Strategy of the Treasury Money Fund
The Treasury Money Fund invests substantially all of its assets in U.S. Trea-sury obligations. The Fund also may invest, to a lesser extent, in high quality obligations issued or guaranteed by U.S. government agencies and instrumentali-ties. Generally, interest payments on obligations held by the Fund will be ex-empt from state and local taxes. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to re-spond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Treasury Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.

Generally, the Fund's fixed income securities will decrease in value if inter-est rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price move-ments due to changing interest rates. Obligations issued by some U.S. govern-ment agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

      -------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [GRAPH]

                              1992          3.68%
                              1993          2.66%
                              1994          3.61%
                              1995          5.27%
                              1996          4.81%
                              1997          4.89%
                              1998          4.82%
                              1999          4.41%


 Best Quarter Worst Quarter
    1.37%         0.63%
  (6/30/91)     (6/30/93)

The Fund's performance for the six month period ending June 30, 2000 was 2.56%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1999.

                                 1
                              Year                    5 Years                   Since Inception
-----------------------------------------------------------------------------------------------
Treasury Money Fund           4.41%                    4.84%                         4.37%*

* Since February 13, 1991

Call 1-800-446-1012 for the Fund's most current 7-day yield.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.30%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.21%
Total Other Expenses                            0.61%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.91%
Fee Waivers and Expense Reimbursements        (0.36)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.55%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.55%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $56    $176    $307     $689

    Tax-Exempt Money Fund
    -----------------------------------------------------------------



 FUND SUMMARY

 Investment Goal Current income
 exempt from federal taxes
 consistent with preserving
 capital

 Investment Focus Municipal
 money market instruments

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of high quality
 short-term debt securities
 which pay interest exempt from
 federal taxes designed to
 allow the Fund to maintain a
 stable net asset value per
 share

 Investor Profile Conservative
 taxable investors in higher
 tax brackets seeking current
 income exempt from federal
 income taxes


Investment Objective
The Tax-Exempt Money Fund seeks a moderate level of current interest income ex-empt from federal income taxes consistent with stability of principal.

Investment Strategy of the Tax-Exempt Money Fund
The Tax-Exempt Money Fund invests substantially all of its assets in high qual-ity money market instruments issued by state and local governments and agen-cies, and other U.S. territories and possessions, that pay interest exempt from federal taxes ("municipal money market instruments"). Banks and other credit-worthy entities may provide letters of credit and other credit enhancements as to municipal money market instruments. Such institutions may also provide li-quidity facilities that shorten the effective maturity of some of the Fund's holdings. The Fund ordinarily will not invest in obligations that pay interest treated as a preference item for purposes of the alternative minimum tax. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

In managing the Fund, the Adviser assesses current and projected market condi-tions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to re-spond to expected changes in interest rates and selects securities that it be-lieves offer the most attractive risk/return trade off.

Principal Risks of Investing in the Tax-Exempt Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securi-ties. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

      -------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [GRAPH]

                             1990            5.56%
                             1991            4.34%
                             1992            3.02%
                             1993            1.98%
                             1994            2.46%
                             1995            3.53%
                             1996            3.11%
                             1997            3.25%
                             1998            3.09%
                             1999            2.78%

 Best Quarter Worst Quarter
    1.39%         0.47%
  (12/31/90)    (3/31/94)

The Fund's performance for the six month period ending June 30, 2000 was 1.73%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1999.

                           1     5    10
                        Year Years Years
----------------------------------------
Tax-Exempt Money Fund  2.78% 3.15% 3.28%

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.25%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.21%
Total Other Expenses                            0.61%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.86%
Fee Waivers and Expense Reimbursements        (0.36)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.50%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

             1 Year             3 Years                     5 Years                     10 Years
------------------------------------------------------------------------------------------------
              $51                $160                        $280                         $628

      New York Tax-Exempt Money Fund
      -----------------------------------------------------------------



 FUND SUMMARY

 Investment Goal Current income
 exempt from federal, New York
 State and New York City taxes
 consistent with preserving
 capital and maintaining
 liquidity

 Investment Focus New York tax-
 exempt money market
 instruments

 Share Price Volatility Very
 low

 Principal Investment
 Strategy Investing in a
 portfolio of high quality
 short-term debt securities
 which pay interest exempt from
 federal, New York State and
 New York City taxes designed
 to allow the Fund to maintain
 a stable net asset value per
 share

 Investor Profile Conservative
 investors in higher tax
 brackets seeking current
 income that is exempt from
 federal, New York State and
 New York City income taxes


Investment Objective
The New York Tax-Exempt Money Fund seeks a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal. This objective may be changed without shareholder approval.

Investment Strategy of the New York Tax-Exempt Money Fund
The New York Tax-Exempt Money Fund invests substantially all of its assets in high quality money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes ("New York money market instru-ments"). Banks and other creditworthy entities may provide letters of credit and other credit enhancements for New York money market instruments. Such in-stitutions may also provide liquidity facilities that shorten the effective ma-turity of some of the Fund's holdings. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes pres-ent minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

In managing the Fund, the Adviser assesses current and projected market condi-tions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to re-spond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.
Principal Risks of Investing in the New York Tax-Exempt Money Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your invest-ment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securi-ties. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single ad-

      -------------------------------------------------------------

verse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund's performance depends upon the ability of the issuers of New York money market instruments to meet their continuing obliga-tions. New York State and New York City face long-term economic problems that could seriously affect their ability, and that of other issuers of New York money market instruments, to meet their financial obligations.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [GRAPH]
                              1999          2.66%

 Best Quarter Worst Quarter
    0.75%         0.59%
  (12/31/99)    (3/31/99)

The Fund's performance for the six month period ending June 30, 2000 was 1.64%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1999.

                                    1
                                 Year Since Inception
-----------------------------------------------------
New York Tax-Exempt Money Fund  2.66%      2.68%*

* Since August 3, 1998.

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.50%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.20%
Total Other Expenses                            0.60%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.10%
Fee Waivers and Expense Reimbursements        (0.50)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.60%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $61    $192    $335     $750

      -------------------------------------------------------------


More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income secu-rities will generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

 Call Risk
 (All Funds)--During periods of falling interest rates, certain debt obliga-tions with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluc-tuate, and may require a Fund to invest the resulting proceeds at lower in-terest rates.

 Credit Risk
 (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest.

 Event Risk
 (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be re-duced because of the Fund's multiple holdings.

Municipal Issuer Risk
(Tax-Exempt Money Fund, New York Tax-Exempt Money Fund)--There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Funds' municipal securities. Constitutional or legisla-tive limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

(New York Tax-Exempt Money Fund)--In addition, the Fund's concentration of in-vestments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numer-ous states.

Mortgage-Backed Securities
(Money Fund, Government Money Fund)--Mortgage-backed securities are fixed in-come securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possi-bility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the secu-rity will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Cor-poration ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its prin-

      -------------------------------------------------------------

cipal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $86 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, East Building, Stamford, CT 06905.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private cli-ents and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to dis-tribute this information as simultaneously as possible to all recipients. How-ever, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2000, U.S. Trust received advisory fees, as a percentage of average daily net assets, of:

Money Fund                      0.14%
Government Money Fund           0.22%
Treasury Money Fund             0.28%
Tax-Exempt Money Fund           0.18%
New York Tax-Exempt Money Fund  0.32%

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to buy, sell (sometimes called "redeem") and ex-change shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
 . Mail
 .Telephone,
 .Wire, or
 .Automatic Investment Program

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 557-8280), or complete and send in the enclosed application to Ex-celsior Funds, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Unless you arrange to pay by wire or through the automatic in-vestment program, write your check, payable in U.S. dollars, to "Excelsior Funds," and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:
The Chase Manhattan Bank
ABA #021000021
Excelsior Funds, Account Number 9102732915

For Further Credit To:
Excelsior Funds
Wire Control Number
Excelsior Funds Account Registration (including account number)

Investors making initial investments by wire must promptly complete the en-closed application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above in-structions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place

      -------------------------------------------------------------

trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The Funds' distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Under any such program, the distributor may provide incentives, in the form of cash or other compensation, including mer-chandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Busi-ness Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good or-der. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV twice each Business Day at 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive divi-dends declared on the day you submit your purchase request, a Fund must receive your request in good order before 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and federal funds (readily available funds) before the regularly-scheduled close of normal trading on the NYSE.

How We Calculate NAV
NAV for one Fund share of each class of a Fund is the value of that share's portion of the net assets of such class of the Fund.

In calculating NAV for the Funds, a Fund generally values its investment port-folio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least
$50.

A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market, or NOW account with a bank, you may pur-chase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled in-vestments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
 . Mail
 . Telephone,
 . Systematic Withdrawal Plan, or
 . By Writing a Check Directly From Your Account

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 557-8280).

      -------------------------------------------------------------


You may sell your shares by sending a written request for redemption to:

  Excelsior Funds
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

Please be sure to indicate the number of shares to be sold, identify your ac-count number and sign the request.

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares on any Busi-ness Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 557-8280). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 446-1012 (from overseas, call
(617) 557-8280). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund re-ceives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic with-drawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your redemption request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. You can request to have redemption proceeds wired to your bank account on the same day you call us to sell your shares, as long as we hear from you by 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day. Otherwise, redemption proceeds will be wired the next Business Day. Shares redeemed and wired on the same day will not receive the dividend declared on that day. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be re-quired to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trad-ing, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in our Statement of Additional Informa-tion.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Institutional Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year. We may also reject any exchange request if we determine that the

      -------------------------------------------------------------

exchange would not be in the best interests of a Fund or its shareholders. Shares can be exchanged directly by mail, or by telephone if you previously se-lected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange re-quests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of in-structions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept pur-chase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for trans-mitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organiza-tion.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accu-mulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its af-filiates or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Money Fund, Government Money Fund and Treasury Money Fund will be taxable as ordinary income. You will be subject to income tax on these Fund distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

The distributions by the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Funds' invest-ments, that a portion of these Funds' distributions could be taxable to share-holders as ordinary income or capital gains, but it is not expected that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax- Exempt Money Fund or the New York Tax-Exempt Money Fund generally will not be deductible for federal income tax purposes.

      -------------------------------------------------------------

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Fund or the New York Tax-Exempt Money Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or rail-road retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's dis-tributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonres-ident aliens, foreign trusts or estates, or foreign corporations or partner-ships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situa-tion.

More information about taxes is in the Statement of Additional Information.

      -----------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a sin-gle Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into our Statement of Addi-tional Information. You can obtain the annual report, which contains more per-formance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 557-8280).

Money Fund

                                        Year Ended March 31,
                          -------------------------------------------------------
                               2000       1999         1998       1997       1996
                          ---------  ---------    ---------  ---------  ---------
Net Asset Value,
 Beginning of Year......  $    1.00  $    1.00    $    1.00  $    1.00  $    1.00
                          ---------  ---------    ---------  ---------  ---------
Income From Investment
 Operations
 Net Investment Income..    0.05005    0.04901      0.05139    0.04888    0.05336
 Net Gains on Securities
  (both realized and
  unrealized)...........    0.00000    0.00000      0.00000    0.00000    0.00000
                          ---------  ---------    ---------  ---------  ---------
 Total From Investment
  Operations............    0.05005    0.04901      0.05139    0.04888    0.05336
                          ---------  ---------    ---------  ---------  ---------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.05005)  (0.04901)    (0.05139)  (0.04888)  (0.05336)
 Dividends in Excess of
  Net Investment
  Income................    0.00000    0.00000/2/   0.00000    0.00000    0.00000
                          ---------  ---------    ---------  ---------  ---------
 Total Distributions....   (0.05005)  (0.04901)    (0.05139)  (0.04888)  (0.05336)
                          ---------  ---------    ---------  ---------  ---------
Net Asset Value, End of
 Year...................  $    1.00  $    1.00    $    1.00  $    1.00  $    1.00
                          =========  =========    =========  =========  =========
Total Return............      5.08%      5.01%        5.26%      5.00%      5.47%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $1,467.18  $  973.67    $  658.87  $  498.07  $  394.29
 Ratio of Net Operating
  Expenses to Average
  Net Assets............      0.47%      0.48%        0.48%      0.47%      0.50%
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/1/
  ......................      0.58%      0.52%        0.52%      0.53%      0.53%
 Ratio of Net Investment
  Income to Average Net
  Assets................      5.05%      4.85%        5.14%      4.89%      5.40%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2. Amount represents less than $0.00001 per share.

      -----------------------------------------------------------------

Government Money Fund

                                        Year Ended March 31,
                          -------------------------------------------------------
                               2000       1999         1998       1997       1996
                          ---------  ---------    ---------  ---------  ---------
Net Asset Value,
 Beginning of Year......  $    1.00  $    1.00    $    1.00  $    1.00  $    1.00
                          ---------  ---------    ---------  ---------  ---------
Income From Investment
 Operations
 Net Investment Income..    0.05004    0.04838      0.05082    0.04862    0.05296
                          ---------  ---------    ---------  ---------  ---------
 Total From Investment
  Operations............    0.05004    0.04838      0.05082    0.04862    0.05296
                          ---------  ---------    ---------  ---------  ---------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.05004)  (0.04838)    (0.05082)  (0.04862)  (0.05296)
 Dividends in Excess of
  Net Investment
  Income................    0.00000    0.00000/2/   0.00000    0.00000    0.00000
                          ---------  ---------    ---------  ---------  ---------
 Total Distributions....   (0.05004)  (0.04838)    (0.05082)  (0.04862)  (0.05296)
                          ---------  ---------    ---------  ---------  ---------
Net Asset Value, End of
 Year...................  $    1.00  $    1.00    $    1.00  $    1.00  $    1.00
                          =========  =========    =========  =========  =========
Total Return............      5.08%      4.95%        5.20%      4.97%      5.43%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $  772.69  $  641.83    $  600.12  $  533.83  $  461.47
 Ratio of Net Operating
  Expenses to Average
  Net Assets............      0.47%      0.47%        0.47%      0.47%      0.50%
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/1/
  ......................      0.50%      0.50%        0.50%      0.51%      0.53%
 Ratio of Net Investment
  Income to Average Net
  Assets................      5.01%      4.85%        5.09%      4.86%      5.36%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2. Amount represents less than $0.00001 per share.

      -----------------------------------------------------------------

Treasury Money Fund

                                        Year Ended March 31,
                          -------------------------------------------------------
                               2000       1999       1998         1997       1996
                          ---------  ---------  ---------    ---------  ---------
Net Asset Value,
 Beginning of Period....  $    1.00  $    1.00  $    1.00    $    1.00  $    1.00
                          ---------  ---------  ---------    ---------  ---------
Income From Investment
 Operations
 Net Investment Income..    0.04560    0.04543    0.04853      0.04676    0.05043
 Net Gains on Securities
  (both realized and
  unrealized)...........    0.00000    0.00002    0.00000      0.00000    0.00000
                          ---------  ---------  ---------    ---------  ---------
 Total From Investment
  Operations............    0.04560    0.04545    0.04853      0.04676    0.05043
                          ---------  ---------  ---------    ---------  ---------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.04560)  (0.04545)  (0.04853)    (0.04676)  (0.05043)
 Dividends in Excess of
  Net Investment
  Income................    0.00000    0.00000    0.00000/2/   0.00000    0.00000
                          ---------  ---------  ---------    ---------  ---------
 Total Distributions....   (0.04560)  (0.04545)  (0.04853)    (0.04676)  (0.05043)
                          ---------  ---------  ---------    ---------  ---------
Net Asset Value, End of
 Period.................  $    1.00  $    1.00  $    1.00    $    1.00  $    1.00
                          =========  =========  =========    =========  =========
Total Return............      4.62%      4.64%      4.96%        4.78%      5.16%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $  525.39  $  494.22  $  469.64    $  349.09  $  258.17
 Ratio of Net Operating
  Expenses to Average
  Net Assets............      0.51%      0.52%      0.52%        0.52%      0.55%
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/1/
  ......................      0.53%      0.55%      0.54%        0.54%      0.57%
 Ratio of Net Investment
  Income to Average Net
  Assets................      4.58%      4.55%      4.86%        4.68%      5.03%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2. Amount represents less than $0.00001 per share.

      -----------------------------------------------------------------

Tax-Exempt Money Fund

                                        Year Ended March 31,
                          -----------------------------------------------------
                               2000       1999       1998       1997       1996
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of Year......  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                          ---------  ---------  ---------  ---------  ---------
Income From Investment
 Operations
 Net Investment Income..    0.02946    0.02911    0.03216    0.03050    0.03362
 Net Gains on Securities
  (both realized and
  unrealized)...........   (0.00001)   0.00000    0.00000    0.00000    0.00000
                          ---------  ---------  ---------  ---------  ---------
 Total From Investment
  Operations............    0.02945    0.02911    0.03216    0.03050    0.03362
                          ---------  ---------  ---------  ---------  ---------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.02945)  (0.02910)  (0.03216)  (0.03050)  (0.03362)
 Dividends in Excess of
  Net Investment
  Income................    0.00000   (0.00001)   0.00000    0.00000    0.00000
                          ---------  ---------  ---------  ---------  ---------
 Total Distributions....   (0.02945)  (0.02911)  (0.03216)  (0.03050)  (0.03362)
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of
 Year...................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                          =========  =========  =========  =========  =========
Total Return............      2.96%      2.95%      3.26%      3.09%      3.41%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $2,051.11  $1,503.07  $1,396.53  $1,069.69  $  966.71
 Ratio of Net Operating
  Expenses to Average
  Net Assets............      0.46%      0.46%      0.47%      0.47%      0.49%
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/1/
  ......................      0.52%      0.52%      0.53%      0.52%      0.53%
 Ratio of Net Investment
  Income to Average Net
  Assets................      2.97%      2.91%      3.21%      3.05%      3.35%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------

New York Tax-Exempt Money Fund

                          Year Ended March 31, 2000 Period Ended March 31, 1999/1/
                          ------------------------- ------------------------------
Net Asset Value,
 Beginning of Period....          $    1.00                   $    1.00
                                  ---------                   ---------
Income From Investment
 Operations
 Net Investment Income..            0.02809                     0.01711
                                  ---------                   ---------
 Total From Investment
  Operations............            0.02809                     0.01711
                                  ---------                   ---------
Less Distributions
 Dividends From Net
  Investment Income.....           (0.02809)                   (0.01711)
                                  ---------                   ---------
 Total Distributions....           (0.02809)                   (0.01711)
                                  ---------                   ---------
Net Asset Value, End of
 Period.................          $    1.00                   $    1.00
                                  =========                   =========
Total Return............              2.82%                       1.72%/3/
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..          $  421.39                   $  305.72
 Ratio of Net Operating
  Expenses to Average
  Net Assets............              0.54%                       0.47%/2/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/3/
  ......................              0.71%                       0.79%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................              2.84%                       2.24%/2/

------
Notes:
1. Inception date of the Fund was August 3, 1998.
2. Annualized.
3. Not Annualized.

Excelsior Funds, Inc.
Excelsior Tax-Exempt Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
East Building
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the fol-lowing:

Statement of Additional Information (SAI)
The SAIs dated August 1, 2000 include detailed information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and contains information from the Funds' managers about strategies, recent market conditions and trends.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 557-8280)

By Mail: Excelsior Funds, 73 Tremont Street, Boston, Massachusetts 02108-3913

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual re-ports, as well as other information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Pub-lic Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Ex-change Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Investment Company Act registration numbers of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are 811-4088 and 811-4101, respectively.

Excelsior Domestic Equity Funds

Prospectus

August 1, 2000

Excelsior Funds, Inc.
Excelsior Institutional Trust

Blended Equity Fund
Large Cap Growth Fund
Optimum Growth Fund
Small Cap Fund
Value and Restructuring Fund
Value Equity Fund
Energy and Natural Resources Fund
Real Estate Fund
Technology Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF EXCELSIOR FUNDS]

Table of Contents

Excelsior Funds, Inc. and Excelsior Institutional Trust are mutual fund fami-lies that offer shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important in-formation about the Blended Equity, Large Cap Growth, Small Cap, Value and Re-structuring, Energy and Natural Resources, Real Estate and Technology Funds of Excelsior Funds, Inc. and the Optimum Growth and Value Equity Funds of Excel-sior Institutional Trust (each, a Fund) that you should know before investing. The Optimum Growth and Value Equity Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are of-fered in a separate prospectus. Please read this prospectus and keep it for fu-ture reference.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                            Page
Blended Equity Fund..................................................          4
Large Cap Growth Fund................................................          6
Optimum Growth Fund..................................................          8
Small Cap Fund.......................................................         10
Value And Restructuring Fund.........................................         12
Value Equity Fund....................................................         14
Energy And Natural Resources Fund....................................         16
Real Estate Fund.....................................................         18
Technology Fund......................................................         20
More Information About Risk..........................................         22
More Information About Fund Investments..............................         23
Investment Adviser...................................................         23
Portfolio Managers...................................................         24
Purchasing, Selling And Exchanging Fund Shares.......................         24
Distribution Of Fund Shares..........................................         27
Dividends And Distributions..........................................         27
Taxes................................................................         28
Financial Highlights.................................................         29
How to Obtain More Information About Excelsior Funds................. Back Cover

      -------------------------------------------------------------


Introduction -- Risk/Return
Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment man-ager's judgments about the markets, the economy, or companies may not antici-pate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your invest-ment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the se-curities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price move-ments, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The Adviser manages each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental invest-ment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual compa-nies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

  Value:
  This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such val-ues may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in as-sessing, comparing and judging the worth of companies, particularly in com-parison to the price the markets place on such companies' shares.

  Growth:
  This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to domi-nate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advan-tage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-av-erage capital appreciation over the long-term.

  Themes:
  To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from eco-nomic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

      Blended Equity Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Common stocks
 of U.S. companies

 Share Price Volatility High

 Principal Investment
 Strategy Invests in common
 stocks that the Adviser
 believes are undervalued in
 the market

 Investor Profile Investors
 seeking growth of capital, and
 who are willing to accept the
 risks of investing in equity
 securities

Investment Objective
The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good long-term values not currently recognized in the market prices of their securities.

Investment Strategy of the Blended Equity Fund
The Blended Equity Fund invests primarily (at least 65% of its assets) in large capitalization (i.e., companies with market capitalizations over $5 billion) common stocks of U.S. and, to a lesser extent, foreign companies that the Ad-viser believes have value that is not currently reflected in their market pric-es. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to iden-tify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are posi-tioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience ac-celerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund's assets in a quantitatively selected segment of large cap-italization U.S. companies designed to complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).
Principal Risks of Investing in the Blended Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

      -------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

   [GRAPH]
1990    -12.28%
1991     34.98%
1992     16.56%
1993     16.34%
1994      0.22%
1995     28.93%
1996     19.88%
1997     29.73%
1998     28.70%
1999     22.74%
 Best Quarter Worst Quarter
    22.44%       (19.21)%
  (12/31/98)    (9/30/90)

The Fund's performance for the six month period ending June 30, 2000 was 3.30%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Standard & Poor's 500 Composite Stock Price Index.

                                                               5     10
                                                   1 Year  Years  Years
-----------------------------------------------------------------------
Blended Equity Fund                                22.74% 25.93% 17.64%
Standard & Poor's 500 Composite Stock Price Index  21.04% 28.54% 18.20%

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                               0.75%**
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.21%
Total Other Expenses                          0.61%
-----------------------------------------------------
Total Annual Fund Operating
 Expenses                                     1.36%
 Fee Waivers and Expense Reimbursements       (0.31)%
-----------------------------------------------------
 Net Annual Fund Operating Expenses           1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

** The investment advisory fee for this Fund was reduced as of August 1, 2000 from a flat fee of 0.75% of average daily net assets to the following: 0.75% of average daily net assets of the first $1 billion of assets; 0.70% of the next $500 million of average daily net assets; and 0.65% of average daily net assets over $1.5 billion.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

      Large Cap Growth Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Superior,
 risk-adjusted total return

 Investment Focus Common stocks
 of large U.S. companies

 Share Price Volatility High

 Principal Investment
 Strategy Invests in common
 stocks of large companies that
 the Adviser believes have
 above-average growth prospects

 Investor Profile Investors
 seeking total return, and who
 are willing to accept the
 risks of investing in equity
 securities of larger companies

Investment Objective
The Large Cap Growth Fund seeks superior, risk-adjusted total return by invest-ing in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval.

Investment Strategy of the Large Cap Growth Fund
The Large Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks of large U.S. companies with market capitalizations over $5 bil-lion that the Adviser believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in com-panies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or bene-fit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks of Investing in the Large Cap Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

      -------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

    [GRAPH]
1998      67.04%
1999      47.47%
 Best Quarter Worst Quarter
    39.37%       (9.28)%
  (12/31/98)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 2.92%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Russell 1000 Growth Index.

                                                1                                        Since
                                             Year                                    Inception
----------------------------------------------------------------------------------------------
Large Cap Growth Fund                       47.47%                                    50.22%*

Russell 1000 Growth Index                   33.14%                                    32.20%**

 * Since October 1, 1997
** Since September 30, 1997

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.75%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.26%
Total Other Expenses                            0.66%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.41%
 Fee Waivers and Expense Reimbursements       (0.36)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

      Optimum Growth Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Superior,
 risk-adjusted total return

 Investment Focus Common stocks
 of U.S. companies

 Share Price Volatility High

 Principal Investment
 Strategy Invests in common
 stocks that the Adviser
 believes have strong growth
 prospects

 Investor Profile Investors
 seeking total return, and who
 are willing to accept the
 risks of investing in equity
 securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in com-mon stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large-capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complements the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks may underperform other segments of the equity market or the equity mar-kets as a whole.

The Fund also may be subject to risks particular to its investment in medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

      -------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

   [GRAPH]
1997     33.08%
1998     64.66%
1999     44.26%
 Best Quarter Worst Quarter
    36.33%       (6.08)%
  (12/31/98)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 1.29%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 1999 to those of the Russell 1000 Growth Index.

                                                                                       Since
                                             1 Year                                Inception
--------------------------------------------------------------------------------------------
Optimum Growth Fund (Shares)                 44.26%                                 39.41%*
Russell 1000 Growth Index                    33.14%                                 31.25%**

 * Since June 1, 1996
** Since May 31, 1996

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.65%
Distribution (12b-1) Fees                       0.25%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.31%
Total Other Expenses                            0.71%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.61%
 Fee Waivers and Expense Reimbursements       (0.56)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

      Small Cap Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Capital
 appreciation

 Investment Focus Equity
 securities of small cap U.S.
 issuers

 Share Price Volatility High

 Principal Investment
 Strategy Investing in equity
 securities of smaller
 companies that are expected to
 achieve substantial long-term
 earnings growth

 Investor Profile Investors
 seeking capital appreciation,
 and who are willing to
 tolerate the risks of
 investing in smaller companies

Investment Objective
The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy of the Small Cap Fund
The Small Cap Fund invests primarily (at least 65% of its assets) in equity se-curities of smaller U.S.-based companies that are in the early stages of devel-opment and which the Adviser believes have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up invest-ment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also con-siders, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks of Investing in the Small Cap Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of se-curities issued by such companies may suffer a decline in response. These fac-tors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an ex-change.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

      -------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

   [GRAPH]
1993     27.91%
1994      5.30%
1995     22.81%
1996     -2.30%
1997     14.21%
1998    -12.38%
1999     29.71%
 Best Quarter Worst Quarter
    25.80%       (24.77)%
  (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 20.95%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Russell 2000 Index.

                                                                                              Since
                               1 Year                       5 Years                       Inception
---------------------------------------------------------------------------------------------------
Small Cap Fund                 29.71%                        9.26%                         11.17%*
Russell 2000 Index             21.26%                       16.70%                         14.16%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.60%
Other Expenses
  Administrative Servicing Fee          0.40%
  Other Operating Expenses              0.32%
Total Other Expenses                            0.72%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.32%
 Fee Waivers and Expense Reimbursements       (0.27)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

      Value and Restructuring Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Common stocks
 of U.S. companies

 Share Price Volatility High

 Principal Investment
 Strategy Investing in common
 stocks of companies which the
 Adviser believes are
 undervalued by the market and
 whose share price are expected
 to benefit from the value
 created through restructuring
 or industry consolidation

 Investor Profile Investors
 seeking long-term capital
 appreciation, and who are
 willing to bear the risks of
 investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by in-vesting in companies which will benefit from their restructuring or redeploy-ment of assets and operations in order to become more competitive or profit-able.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where re-structuring activities, such as consolidations, outsourcing, spin-offs or reor-ganizations, will offer significant value to the issuer and increase its in-vestment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an ex-change.

The Fund also may be subject to risks particular to its investments in foreign and medium capitalization companies. These risks are discussed in greater de-tail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

      -------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [GRAPH]

                           1993               39.95%
                           1994                2.60%
                           1995               38.80%
                           1996               25.05%
                           1997               33.56%
                           1998               10.32%
                           1999               41.97%
 Best Quarter Worst Quarter
    28.03%       (20.46)%
  (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was (0.65)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Russell 1000 Value Index.

                                                                  5                     Since
                                      1 Year                  Years                 Inception
---------------------------------------------------------------------------------------------
Value and Restructuring Fund          41.97%                 29.42%                  26.61%*
Russell 1000 Value Index               7.34%                 23.07%                  18.44%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.60%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.36%
Total Other Expenses                            0.76%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.36%
 Fee Waivers and Expense Reimbursements       (0.31)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

      Value Equity Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Common stocks
 of U.S. companies

 Share Price Volatility High

 Principal Investment
 Strategy Investing in common
 stocks that the Adviser
 believes are undervalued by
 the market

 Investor Profile Investors
 seeking growth of capital, and
 who are willing to accept the
 risks of investing in equity
 securities

Investment Objective
The Value Equity Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Value Equity Fund
The Value Equity Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser be-lieves are undervalued at current market prices. The Adviser generally diversi-fies the Fund's investments over a variety of industries and the Fund may in-vest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental re-search with valuation constraints to identify companies trading at what the Ad-viser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Value Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an ex-change.

The Fund also may be subject to risks particular to its investments in foreign and medium capitalization companies. These risks are discussed in greater de-tail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that its undervalued equity securities may underperform other segments of the equity market or the equity markets as a whole.

      -------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

    [GRAPH]
1997     27.31%
1998     20.11%
1999     34.44%
 Best Quarter Worst Quarter
    26.76%       (16.39)%
  (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was (2.00)%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 1999 to those of the Russell 1000 Value Index and the Russell Mid Cap Value Index.

                                            Since
                                 1 Year Inception
--------------------------------------------------
Value Equity Fund (Shares)       34.44%  27.36%*
Russell 1000 Value Index**        7.34%  19.62%***
Russell Mid Cap Value Index **  (0.11)%  13.56%***

* Since June 1, 1996
** The Russell 1000 Value Index measures the performance of the 1,000 largest
   U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values. The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities. The Indexes are unmanaged and do not reflect any fees or expenses.
*** Since May 31, 1996

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.65%
Distribution (12b-1) Fees                       0.25%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.30%
Total Other Expenses                            0.70%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.60%
 Fee Waivers and Expense Reimbursements       (0.55)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

      Energy and Natural Resources Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Equity
 securities of U.S. and foreign
 energy and natural resources
 companies

 Share Price Volatility High

 Principal Investment
 Strategy Investing in equity
 securities of U.S. and foreign
 issuers engaged in the energy
 and natural resources groups
 of industries

 Investor Profile Investors
 seeking long-term growth of
 capital, and who are willing
 to accept the risks of
 investing in a non-diversified
 portfolio of energy and
 natural resources companies

Investment Objective
The Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural re-sources groups of industries. The Fund may also invest, to a more limited ex-tent, in gold and other precious metal bullion and coins.

Investment Strategy of the Energy and Natural Resources Fund
The Energy and Natural Resources Fund invests primarily (at least 65% of its assets) in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of en-ergy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earn-ings growth.

Energy companies normally will constitute a significant portion of the Fund's investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks of Investing in the Energy and Natural Resources Fund
The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, ad-verse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and po-litical events (such as coups or military confrontations) can affect the over-all supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller

      -------------------------------------------------------------

capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its in-vestments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

    [GRAPH]
1993     14.69%
1994     -2.70%
1995     20.11%
1996     38.38%
1997     18.31%
1998    -15.87%
1999     27.40%
 Best Quarter Worst Quarter
    20.04%       (13.83)%
  (9/30/97)     (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 25.49%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Standard & Poor's 500 Composite Stock Price Index.

                                                  Since
                              1 Year 5 Years  Inception
-------------------------------------------------------
Energy and Natural Resources
 Fund                         27.40%  16.08%   13.00%*

Standard & Poor's 500
 Composite Stock Price Index  21.04%  28.54%   21.52%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.60%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.37%
Total Other Expenses                            0.77%
------------------------------------------------------
Total Annual Fund Operating
 Expenses                                       1.37%
 Fee Waivers and Expense Reimbursements       (0.12)%
------------------------------------------------------
 Net Annual Fund Operating
  Expenses                                      1.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

      1                     10
     Year 3 Years 5 Years Years
--------------------------------
     $127  $397    $686   $1,511

      Real Estate Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Current income
 and long-term capital
 appreciation

 Investment Focus Equity
 securities of companies
 engaged in the real estate
 business

 Share Price Volatility High

 Principal Investment
 Strategy Investing in equity
 securities of real estate
 investment trusts (REITs) and
 other issuers engaged in the
 real estate industry

 Investor Profile Investors
 seeking current income and
 long-term growth of capital,
 and who are willing to accept
 the risks of investing in a
 non-diversified portfolio of
 real estate issuers
Investment Objective
The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts and other companies principally en-gaged in the real estate business. This objective may be changed without share-holder approval.

Investment Strategy of the Real Estate Fund
The Real Estate Fund invests primarily (at least 65% of its assets) in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. REITs pool investors' funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income pro-ducing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construc-tion companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to iden-tify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to under-lying real estate values.

Principal Risks of Investing in the Real Estate Fund
The Fund is subject to the risk that the securities of issuers in the real es-tate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concen-trated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or in-creased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of REITs and companies principally en-gaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

      -------------------------------------------------------------

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its in-vestments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [GRAPH]

                           1998             -13.55%
                           1999              -7.30%
 Best Quarter Worst Quarter
    10.79%       (8.87)%
  (6/30/99)     (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 12.91%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Morgan Stanley REIT Index.

                                       Since
                            1 Year Inception
---------------------------------------------
Real Estate Fund           (7.30)%  (8.02)%*
Morgan Stanley REIT Index  (4.55)%  (9.39)%**

 * Since October 1, 1997
** Since September 30, 1997

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 1.00%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.32%
Total Other Expenses                            0.72%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.72%
 Fee Waivers and Expense Reimbursements       (0.52)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.20%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

      1                     10
     Year 3 Years 5 Years Years
--------------------------------
     $122  $381    $660   $1,455

      Technology Fund
      -----------------------------------------------------------------

 FUND SUMMARY

 Investment Goal Superior long-
 term growth of capital

 Investment Focus Common stocks
 of technology companies

 Share Price Volatility High

 Principal Investment
 Strategy Invests in common
 stocks of companies expected
 to benefit from the
 development, advancement and
 use of technology

 Investor Profile Investors
 seeking long-term growth of
 capital, and who are willing
 to accept the risks of
 investing in a non-diversified
 portfolio of technology
 companies
Investment Objective
The Technology Fund seeks superior, long-term growth of capital. This objective may be changed without shareholder approval.

Investment Strategy of the Technology Fund
The Fund seeks to achieve its objective by investing in companies engaged in the innovation, development or advancement of technology and whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall mar-ket. These companies may be in a variety of industries, and may include com-puter hardware, software, electronic components and systems, telecommunica-tions, internet, biotechnology, media and information services companies or other companies that use technology extensively in the development of new or improved products or processes. Under normal market conditions, the Technology Fund invests at least 65% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies. The Fund may invest in compa-nies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify technology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-av-erage earnings growth.

The Fund seeks capital appreciation as its principal investment strategy.

Principal Risks of Investing in the Technology Fund
The Fund is subject to the risk that the securities of issuers engaged in the technology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same tech-nology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology compa-nies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technol-ogy companies may subject it to more volatile price movements than a more di-versified securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity se-curities may fluctuate substantially from day-to-day. Individual companies may report poor results or be

      -------------------------------------------------------------
negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its in-vestments in those securities.

Performance Information
There is no performance information for the Technology Fund because the Fund does not have a full calendar year of operations.

Fund Fees and Expenses
Every mutual fund has operating expenses to pay for services such as profes-sional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 1.00%
Other Expenses
 Administrative Servicing Fee           0.25%
 Other Operating Expenses               0.25%
Total Other Expenses                            0.50%
------------------------------------------------------
Total Annual Fund Operating
 Expenses                                       1.50%
 Fee Waivers and Expense Reimbursements       (0.25)%
------------------------------------------------------
 Net Annual Fund Operating
  Expenses                                      1.25%*

* The Fund's total annual fund operating expenses and net annual fund operating expenses are estimated based on expenses expected to be incurred in the cur-rent fiscal year. The Adviser has contractually agreed to waive its invest-ment advisory fee or other fees until March 31, 2001, in an amount equal to the administrative servicing fee paid by the Fund. Accordingly, Net Annual Fund Operating Expenses are expected to be 1.25%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs and returns might be different, your approxi-mate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years
-------------------
      $127   $397

      -------------------------------------------------------------

More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity secu-rities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in gen-eral are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as war-rants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restruc-turing Fund, Value Equity Fund, Energy and Natural Resources Fund and Technol-ogy Fund)--The smaller capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a rela-tively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
(Blended Equity Fund, Optimum Growth Fund, Value and Restructuring Fund, Value Equity Fund, Energy and Natural Resources Fund and Technology Fund)--The medium capitalization companies that the Funds may invest in may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capital-ization stocks may be more volatile than those of larger companies.

Mortgage-Backed Securities
(Real Estate Fund)--Mortgage-backed securities are fixed income securities rep-resenting an interest in a pool of underlying mortgage loans. They are sensi-tive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its de-crease in market price. When interest rates fall, however, mortgage-backed se-curities may not gain as much in market value because of the expectation of ad-ditional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage- backed securities and, therefore, to assess the volatil-ity risk of that portfolio.

Technology Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund, Value Equity Fund and Technology Fund)--The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower sell-ing cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufac-turers, and may experience difficulties in managing growth. In addition, secu-rities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropria-tion, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In ad-dition, the value of securities denominated in foreign currencies, and of divi-dends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or govern-ments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial

      -------------------------------------------------------------
arrangements of similar U.S. securities. Some foreign governments levy with-holding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

 Currency Risk
 (All Funds)--Investments in foreign securities denominated in foreign curren-cies involve additional risks, including:

 . A Fund may incur substantial costs in connection with conversions between various currencies.

 . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During adverse economic, market or other condi-tions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Cor-poration ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal sub-sidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest fi-nancial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $86 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, East Building, Stamford, CT 06905.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private cli-ents and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to dis-tribute this information as simultaneously as possible to all recipients. How-ever, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

      -------------------------------------------------------------

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Institutional Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2000, U.S. Trust received advisory fees, as a percentage of average daily net assets, of:

Blended Equity Fund                0.70%
Large Cap Growth Fund              0.69%
Optimum Growth Fund                0.52%
Small Cap Fund                     0.48%
Value and Restructuring Fund       0.50%
Value Equity Fund                  0.50%
Energy and Natural Resources Fund  0.51%
Real Estate Fund                   0.79%
Technology Fund                    1.00%*

-----
* The Technology Fund commenced operations on March 31, 2000. The fees given are the contractual rate of advisory fees.

Portfolio Managers
Leigh H. Weiss and Bruce Tavel have served as the Blended Equity Fund's portfo-lio co-managers since 1997. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Prior to joining U.S. Trust, Mr. Weiss was a portfolio manager with Goldman, Sachs & Co. Mr. Tavel, a Managing Director and head of U.S. Trust's Structured Investments Division, has been with U.S. Trust since 1980. Mr. Weiss and Mr. Tavel are primarily responsible for the day to day management of the Blended Equity Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Timothy Pettee, Margaret Doyle and Todd Herget serve as the Small Cap Fund's portfolio co-managers. Mr. Pettee, a Managing Director and Director of Equity Research, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, Mr. Pettee was a Vice President and fund manager with Alliance Capital Management in New York. Ms. Doyle, a Senior Vice President in U.S. Trust's equity research division, has been with U.S. Trust since 1998. From 1996 to 1998, Ms. Doyle was a Vice President and Investment Officer with J&W Seligman & Co. in New York. From 1994 to 1996, Ms. Doyle was an Equity Research Analyst with Salomon Broth-ers, Inc. in New York. Todd Herget, a Vice President in U.S. Trust's equity re-search division has been with U.S. Trust since 1998. Mr. Herget is responsible for the Fund's investments in the healthcare sector. Mr. Herget was previously a cardiac research assistant with the Westchester County Medical Center. Mr. Pettee, Ms. Doyle and Mr. Herget are primarily responsible for the day to day management of the Small Cap Fund's portfolio. Research, analyses, trade execu-tion and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

All investment decisions for the Large Cap Growth Fund, Optimum Growth Fund, Value Equity and the Technology Fund are made by a committee of investment pro-fessionals and no persons are primarily responsible for making recommendations to that committee. United States Trust Company of New York provides its invest-ment advisory services to the Large Cap Growth Fund, Optimum Growth Fund, and the Technology Fund primarily through its Campbell Cowperthwait division.

Michael E. Hoover has served as the Energy and Natural Resources Fund's portfo-lio manager since 1995. Mr. Hoover, Senior Vice President and Senior Analyst, has been with U.S. Trust since 1989. Mr. Hoover is primarily responsible for the day to day management of the Energy and Natural Resources Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Joan Ellis has served as the Real Estate Fund's portfolio manager or co-manager since its inception. Ms. Ellis, Senior Vice President in the Investment Re-search Division, has been with U.S. Trust since 1984. Ms. Ellis is primarily responsible for the day to day management of the Real Estate Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
 . Mail
 . Telephone
 . Wire, or
 . Automatic Investment Program

      -------------------------------------------------------------

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 557-8280), or complete and send in the enclosed application to Ex-celsior Funds, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Unless you arrange to pay by wire or through the automatic in-vestment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

The Chase Manhattan Bank
ABA #021000021
Excelsior Funds, Account Number 9102732915

For Further Credit To:
Excelsior Funds
Wire Control Number
Excelsior Funds Account Registration (including account number)

Investors making initial investments by wire must promptly complete the en-closed application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above in-structions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its proce-dures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your corre-spondence or questions regarding a Fund to your institution.

The Funds' distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Under any such program, the distributor may provide incentives, in the form of cash or other compensation, including mer-chandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Busi-ness Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good or-der. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are un-reliable, fair value prices may be determined in good faith using methods ap-proved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These se-curities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund.

Your subsequent investments must be made in amounts of at least $50.

A Fund may accept investments of smaller amounts at its discretion.

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Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may pur-chase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled in-vestments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
 . Mail
 . Telephone, or
 . Systematic Withdrawal Plan

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 557-8280).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208-2798

Please be sure to indicate the number of shares to be sold, identify your ac-count number and sign the request.

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares on any Busi-ness Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 557-8280). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund re-ceives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic with-drawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank ac-count (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be re-quired to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trad-ing, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in our Statement of Additional Informa-tion.

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How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Institutional Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year. We may also reject any exchange request if we determine that such exchange is not in the best interests of a Fund or its shareholders. Shares can be exchanged di-rectly by mail, or by telephone if you previously selected the telephone ex-change option on the account application.

You may also exchange shares through your financial institution. Exchange re-quests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of in-structions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept pur-chase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for trans-mitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% (0.25% in the case of the Technology Fund) of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Optimum Growth and Value Equity Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribu-tion of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds' distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Under any such program, the distributor may provide incentives, in the form of cash or other compensation, including mer-chandise, airline vouchers, trips and vacation packages, to dealers selling shares.

Dividends and Distributions
Each Fund distributes dividends from its income quarterly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its af-filiates or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

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Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your ac-count statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-quali-fied plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal se-curities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonres-ident aliens, foreign trusts or estates, or foreign corporations or partner-ships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situa-tion.

More information about taxes is in the Statement of Additional Information.

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Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand: each Fund's finan-cial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into our Statement of Addi-tional Information. You can obtain the annual report, which contains more per-formance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 557-8280).

BLENDED EQUITY FUND

                                            Year Ended March 31,
                                   -------------------------------------------
                                      2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 42.51  $ 36.12  $ 25.81  $ 24.43  $ 21.40
                                   -------  -------  -------  -------  -------
Income From Investment Operations
 Net Investment Income............    0.03     0.11     0.16     0.18     0.12
 Net Gains on Securities (both
  realized and unrealized)........    9.54     6.90    12.59     2.50     5.21
                                   -------  -------  -------  -------  -------
 Total From Investment
  Operations......................    9.57     7.01    12.75     2.68     5.33
                                   -------  -------  -------  -------  -------
Less Distributions
 Dividends From Net Investment
  Income..........................   (0.06)   (0.13)   (0.16)   (0.14)   (0.11)
 Distributions From Net Realized
  Gain on Investments and
  Options.........................   (1.34)   (0.49)   (2.28)   (1.16)   (2.19)
                                   -------  -------  -------  -------  -------
 Total Distributions..............   (1.45)   (0.62)   (2.44)   (1.30)   (2.30)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 50.63  $ 42.51  $ 36.12  $ 25.81  $ 24.43
                                   =======  =======  =======  =======  =======
Total Return......................  22.90%   19.65%   50.82%   11.09%   26.45%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions)....................... $993.41  $720.27  $594.91  $306.99  $188.57
 Ratio of Net Operating Expenses
  to Average Net Assets...........   0.97%    0.95%    0.99%    1.01%    1.05%
 Ratio of Gross Operating Expenses
  to Average Net Assets/1/ .......   1.02%    1.01%    1.06%    1.06%    1.12%
 Ratio of Net Investment Income to
  Average Net Assets..............   0.08%    0.29%    0.55%    0.71%    0.55%
 Portfolio Turnover Rate..........   24.0%    20.0%    28.0%    39.0%    27.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

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LARGE CAP GROWTH FUND

                                              Year Ended
                                               March 31,
                                            ----------------       Period Ended
                                               2000     1999  March 31, 1998/1/
                                            -------  -------  -----------------
Net Asset Value, Beginning of Period....... $ 14.30  $  8.51       $  7.00
                                            -------  -------       -------
Income From Investment Operations
 Net Investment Income (Loss)..............   (0.06)   (0.03)         0.00/2/
 Net Gains or (Losses) on Securities (both
  realized and unrealized).................    4.74     5.82          1.51
                                            -------  -------       -------
Total From Investment Operations...........    4.68     5.79          1.51
                                            -------  -------       -------
Net Asset Value, End of Period............. $ 18.98  $ 14.30       $  8.51
                                            =======  =======       =======
Total Return...............................  32.73%   68.04%        21.57%/3/
Ratios/Supplemental Data
 Net Assets, End of Period (in millions)... $498.31  $251.55       $ 47.53
 Ratio of Net Operating Expenses to Average
  Net Assets...............................   1.01%    1.04%         1.05%/4/
 Ratio of Gross Operating Expenses to
  Average Net Assets/5/....................   1.07%    1.08%         1.20%/4/
 Ratio of Net Investment Income/(Loss) to
  Average Net Assets....................... (0.48)%  (0.53)%       (0.16)%/4/
 Portfolio Turnover Rate...................     20%       4%           12%/4/

------
Notes:
1.  Inception date of the Fund was October 1, 1997.
2.  Amount represents less than $0.01 per share.
3.  Not annualized.
4.  Annualized.
5. Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

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OPTIMUM GROWTH FUND

                                     Year Ended March 31,
                                    -------------------------       Period Ended
                                       2000     1999     1998  March 31, 1997/1/
                                    -------  -------  -------  -----------------
Net Asset Value, Beginning of
 Period...........................  $ 27.40  $ 16.31  $ 10.18       $ 9.87
                                    -------  -------  -------       ------
Income From Investment Operations:
 Net Investment Income............    (0.11)   (0.06)   (0.01)        0.02
 Net Gains or (losses) on
  Securities (both realized and
  unrealized).....................     7.16    11.15     6.15         0.31/2/
                                    -------  -------  -------       ------
Total From Investment Operations..     7.05    11.09     6.14         0.33
                                    -------  -------  -------       ------
Less Distributions:
 Dividends From Net Investment
  Income..........................     0.00     0.00    (0.01)       (0.02)
 Distributions From Net Realized
  Gains on Investments and
  Options.........................  $ (3.88)    0.00     0.00         0.00
                                    -------  -------  -------       ------
Total Distributions...............    (3.88)    0.00    (0.01)       (0.02)
                                    -------  -------  -------       ------
Net Asset Value, End of Period....  $ 30.57  $ 27.40  $ 16.31       $10.18
                                    =======  =======  =======       ======
Total Return......................   27.40%   68.00%   60.41%        3.31%/3/
Ratios/Supplemental Data
 Net Assets at end of Period (in
  millions).......................  $ 21.97  $ 12.41  $  6.60       $ 3.36
 Ratio of Net Operating Expenses
  to Average Net Assets...........    1.05%    1.05%    1.05%        1.05%/5/
 Ratio of Gross Operating Expenses
  to Average Net Assets/4/........    1.18%    1.26%    1.32%        1.47%/5/
 Ratio of Net Investment Income
  (Loss) to Average Net Assets....   (0.43)%  (0.34)%  (0.12)%        0.33%/5/
 Portfolio Turnover...............      44%      22%      19%          20%/5/

------
Notes:
1.  Inception date of the Fund was July 3, 1996.
2. This amount does not accord with the aggregate net losses on investments because of the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments in the Fund.
3.  Not annualized.
4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
5.  Annualized.

      -----------------------------------------------------------------

SMALL CAP FUND

                                             Year Ended March 31,
                                   --------------------------------------------
                                      2000     1999     1998      1997     1996
                                   ------- --------  -------  --------  -------
Net Asset Value, Beginning of
 Period..........................  $  9.27 $  11.95  $  8.83  $  10.78  $  9.77
                                   ------- --------  -------  --------  -------
Income From Investment Operations
 Net Investment Income (Loss)....     0.00     0.00    (0.01)    (0.03)   (0.02)
 Net Gains or (Losses) on
  Securities (both realized
  and unrealized)................     6.12    (2.56)    3.13     (1.43)    1.72
                                   ------- --------  -------  --------  -------
Total From Investment
 Operations......................     6.12    (2.56)    3.12     (1.46)    1.70
                                   ------- --------  -------  --------  -------
Less Distributions
 Distributions From Net Realized
  Gain on Investments
  and Options....................     0.00    (0.12)    0.00     (0.10)   (0.69)
 Distributions in Excess of Net
  Realized Gain on Investments
  and Options....................     0.00     0.00     0.00     (0.39)    0.00
                                   ------- --------  -------  --------  -------
Total Distributions..............     0.00    (0.12)    0.00     (0.49)   (0.69)
                                   ------- --------  -------  --------  -------
Net Asset Value, End of Period...  $ 15.39 $   9.27  $ 11.95  $   8.83  $ 10.78
                                   ======= ========  =======  ========  =======
Total Return.....................   65.91% (21.41)%   35.33%  (14.33)%   18.29%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions)......................  $107.94 $  43.79  $ 68.55  $  53.26  $ 78.06
 Ratio of Net Operating Expenses
  to Average Net Assets..........    0.92%    0.94%    0.94%     0.94%    0.90%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/......................    1.03%    1.05%    1.01%     1.02%    0.98%
 Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets.....................    0.01%  (0.04)%  (0.14)%   (0.26)%  (0.17)%
 Portfolio Turnover Rate.........   134.0%   115.0%    73.0%     55.0%    38.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------

VALUE EQUITY FUND

                                      Year Ended March 31,
                                      ----------------------       Period Ended
                                        2000    1999    1998  March 31, 1997/1/
                                      ------  ------  ------  -----------------
Net Asset Value, Beginning of
 Period.............................. $15.35  $16.11  $11.33       $ 12.08
                                      ------  ------  ------       -------
Income From Investment Operations:
 Net Investment Income...............   0.01    0.08    0.07          0.01
 Net Gains or (Losses) on Securities
  (both realized and unrealized).....   6.35    0.55    5.57         (0.76)
                                      ------  ------  ------       -------
Total From Investment Operations.....   6.36    0.63    5.64         (0.75)
                                      ------  ------  ------       -------
Less Distributions:
 Dividends From Net Investment
  Income.............................  (0.05)  (0.07)  (0.06)         0.00
 Distributions From Net Realized
  Gains on Investments and Options...  (0.32)  (1.32)  (0.80)         0.00
                                      ------  ------  ------       -------
Total Distributions..................  (0.37)  (1.39)  (0.86)         0.00
                                      ------  ------  ------       -------
Net Asset Value, End of Period....... $21.34  $15.35  $16.11       $ 11.33
                                      ======  ======  ======       =======
Total Return......................... 41.60%   4.59%  51.09%       (6.21)%/2/
Ratios/Supplemental Data
 Net Assets at end of Period (in
  millions).......................... $  336  $  125  $   78       $    56
 Ratio of Net Operating Expenses to
  Average Net Assets.................  1.05%   1.05%   1.05%         1.05%/3/
 Ratio of Gross Operating Expenses to
  Average Net Assets/4/..............  1.20%   1.32%   1.35%         1.43%/3/
 Ratio of Net Investment Income
  (Loss) to Average Net Assets.......  0.02%   0.53%   0.47%         0.54%/3/
 Portfolio Turnover..................    45%     55%     51%           64%/3/

------
Notes:
1.  Inception date of the Fund was January 15, 1997.
2.  Not annualized.
3.  Annualized.
4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------

VALUE AND RESTRUCTURING FUND

                                             Year Ended March 31,
                                   --------------------------------------------
                                        2000     1999     1998     1997    1996
                                   ---------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Period..........................  $   23.88  $ 23.79  $ 15.93  $ 14.03  $10.55
                                   ---------  -------  -------  -------  ------
Income From Investment Operations
 Net Investment Income...........       0.07     0.13     0.10     0.13    0.10
 Net Gains on Securities (both
  realized and unrealized).......      10.03     0.21     8.12     2.36    3.71
                                   ---------  -------  -------  -------  ------
Total From Investment
 Operations......................      10.10     0.34     8.22     2.49    3.81
                                   ---------  -------  -------  -------  ------
Less Distributions
 Dividends From Net Investment
  Income.........................      (0.09)   (0.11)   (0.09)   (0.12)  (0.09)
 Distributions From Net Realized
  Gain on Investments and
  Options........................       0.00    (0.14)   (0.27)   (0.47)  (0.24)
                                   ---------  -------  -------  -------  ------
Total Distributions..............      (0.09)   (0.25)   (0.36)   (0.59)  (0.33)
                                   ---------  -------  -------  -------  ------
Net Asset Value, End of Period...  $   33.89  $ 23.88  $ 23.79  $ 15.93  $14.03
                                   =========  =======  =======  =======  ======
Total Return.....................     42.41%    1.48%   52.10%   18.09%  36.48%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions)......................  $1,207.24  $594.62  $388.45  $124.01  $74.05
 Ratio of Net Operating Expenses
  to Average Net Assets..........      0.90%    0.93%    0.89%    0.91%   0.91%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/......................      1.03%    1.07%    0.93%    0.95%   0.95%
 Ratio of Net Investment Income
  to Average Net Assets..........      0.25%    0.59%    0.54%    0.90%   0.88%
 Portfolio Turnover Rate.........      20.0%    43.0%    30.0%    62.0%   56.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------

ENERGY AND NATURAL RESOURCES FUND

                                              Year Ended March 31,
                                      ----------------------------------------
                                        2000      1999    1998    1997    1996
                                      ------  --------  ------  ------  ------
Net Asset Value, Beginning of
 Period.............................. $11.02  $  12.66  $11.12  $ 9.55  $ 7.92
Income From Investment Operations
 Net Investment Income...............   0.04      0.10    0.09    0.09    0.07
 Net Gains or (Losses) on Securities
  (both realized and unrealized).....   4.72     (1.65)   2.69    2.60    1.63
                                      ------  --------  ------  ------  ------
Total From Investment Operations.....   4.76     (1.55)   2.78    2.69    1.70
                                      ------  --------  ------  ------  ------
Less Distributions
 Dividends From Net Investment
  Income.............................  (0.06)    (0.09)  (0.10)  (0.09)  (0.07)
 Distributions From Net Realized Gain
  on Investments and Options.........  (0.51)     0.00   (1.07)  (1.03)   0.00
 Distributions in Excess of Net
  Realized Gain on Investments and
  Options............................   0.00      0.00   (0.07)   0.00    0.00
                                      ------  --------  ------  ------  ------
Total Distributions..................  (0.57)    (0.09)  (1.24)  (1.12)  (0.07)
Net Asset Value, End of Period....... $15.21  $  11.02  $12.66  $11.12  $ 9.55
                                      ======  ========  ======  ======  ======
Total Return......................... 44.61%  (12.23)%  24.97%  28.28%  21.60%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions).......................... $71.13  $  43.02  $46.17  $33.39  $23.29
 Ratio of Net Operating Expenses to
  Average Net Assets.................  0.97%     0.98%   0.99%   0.93%   0.96%
 Ratio of Gross Operating Expenses to
  Average Net Assets/1/..............  1.08%     1.09%   1.07%   0.98%   1.09%
 Ratio of Net Investment Income to
  Average Net Assets.................  0.37%     0.97%   0.69%   0.84%   0.88%
 Portfolio Turnover Rate............. 138.0%     96.0%   88.0%   87.0%   43.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------

REAL ESTATE FUND

                                                   Year Ended
                                                    March 31,      Period ended
                                                 ----------------     March 31,
                                                   2000      1999       1998/1/
                                                 ------  --------  ------------
Net Asset Value, Beginning of Period............ $ 5.50  $   7.05     $ 7.00
                                                 ------  --------     ------
Income From Investment Operations
 Net Investment Income..........................   0.34      0.33       0.15
 Net Gains or (Losses) on Securities (both
  realized and unrealized)......................  (0.31)    (1.55)      0.01
                                                 ------  --------     ------
Total From Investment Operations................   0.03     (1.22)      0.16
                                                 ------  --------     ------
Less Distributions
 Dividends From Net Investment Income...........  (0.32)    (0.33)     (0.11)
Total Distributions.............................  (0.32)    (0.33)     (0.11)
                                                 ------  --------     ------
Net Asset Value, End of Period.................. $ 5.21  $   5.50     $ 7.05
                                                 ======  ========     ======
Total Return....................................  0.58%  (17.55)%      2.26%/2/
Ratios/Supplemental Data
 Net Assets, End of Period (in millions)........ $33.70  $  32.84     $41.17
 Ratio of Net Operating Expenses to Average Net
  Assets........................................  1.20%     1.20%      1.20%/3/
 Ratio of Gross Operating Expenses to Average
  Net Assets/4/.................................  1.41%     1.43%      1.40%/3/
 Ratio of Net Investment Income to Average Net
  Assets........................................  6.17%     5.37%      5.02%/3/
 Portfolio Turnover Rate........................  27.0%     28.0%      30.0%/3/

------
Notes:
1.  Inception date of the Fund was October 1, 1997.
2.  Not annualized.
3.  Annualized.
4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.
Excelsior Institutional Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
East Building
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the fol-lowing:

Statement of Additional Information (SAI)
The SAIs dated August 1, 2000 include detailed information about Excelsior Funds, Inc. and Excelsior Institutional Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and contains information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 557-8280)

By Mail: Excelsior Funds, Inc., 73 Tremont Street, Boston, Massachusetts 02108-3913

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual re-ports, as well as other information about Excelsior Funds, Inc. and Excelsior Institutional Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Pub-lic Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Ex-change Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Excelsior Funds, Inc.'s and Excelsior Institutional Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

[GRAPHIC]
Excelsior International Funds

Prospectus

August 1, 2000

Excelsior Funds, Inc.

International Fund
Latin America Fund
Pacific/Asia Fund
Pan European Fund
Emerging Markets Fund

Investment Adviser
United States Trust Company Of New York
U.S. Trust Company



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF EXCELSIOR FUNDS]

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds (each, a
Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                            Page
International Fund...................................................          4
Latin America Fund...................................................          6
Pacific/Asia Fund....................................................          8
Pan European Fund....................................................         10
Emerging Markets Fund................................................         12
More Information About Risk..........................................         14
More Information About Fund Investments..............................         14
Investment Adviser...................................................         14
Portfolio Managers...................................................         15
Purchasing, Selling And Exchanging Fund Shares.......................         16
Dividends And Distributions..........................................         19
Taxes................................................................         19
Financial Highlights.................................................         20
How to Obtain More Information About Excelsior Funds, Inc............ Back Cover

      -------------------------------------------------------------

Introduction--Risk/Return Information Common to the Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Fund focuses its in-vestments in a particular region, the effects of political and economic events in that region on the value of your investment in a Fund will be magnified.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment man-ager's judgments about the markets, the economy, or companies may not antici-pate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your invest-ment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit In-surance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the se-curities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price move-ments, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

      International Fund
      -----------------------------------------------------------------


 FUND SUMMARY

 Investment Goal Total return
 through long-term capital
 appreciation and income

 Investment Focus Foreign
 equity securities

 Share Price Volatility High

 Principal Investment
 Strategy Investing in a
 diversified portfolio of
 equity securities of issuers
 in developed foreign countries
 and, to a lesser extent,
 emerging markets

 Investor Profile Investors
 seeking long-term capital
 appreciation, who are willing
 to accept the risks and price
 volatility of investing in
 companies located in foreign
 countries

Investment Objective
The International Fund seeks total return on its assets through capital appre-ciation and income.

Investment Strategy of the International Fund
The International Fund invests primarily (at least 65% of its assets) in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. The Adviser generally does not attempt to hedge the ef-fects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific coun-tries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific per-centage of the Fund's assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies' growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks of Investing in the International Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and eco-nomic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign coun-tries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (posi-tively or negatively) the value of a Fund's investments. These currency move-ments may happen separately from and in response to events that do not other-wise affect the value of the security in the issuer's home country. These vari-ous risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

      -------------------------------------------------------------


The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.




                                    [GRAPH]

                         1990                  (9.39)%
                         1991                    5.93%
                         1992                  (9.36)%
                         1993                   36.54%
                         1994                  (2.00)%
                         1995                    7.27%
                         1996                    7.28%
                         1997                    9.25%
                         1998                    7.89%
                         1999                   56.23%

 Best Quarter  Worst Quater
    38.65%       (18.29%)
  (12/31/99)    (9/30/90)

The Fund's performance for the six month period ending June 30, 2000 was (4.98)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the MSCI EAFE Index and the MSCI ACWI Free ex U.S. Index.

                                            5    10
                                1 Year  Years Years
---------------------------------------------------
International Fund              56.23% 16.21% 9.45%

MSCI EAFE Index*                26.97% 12.83% 7.01%

MSCI ACWI Free ex U.S. Index**  30.92% 12.49% 7.34%

 * The MSCI EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.
** The MSCI ACWI Free ex U.S. Index is an unmanaged market capitalization weighted index composed of 47 countries--21 developed markets and 26 emerg-ing markets.

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*  2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                       1.00%
Other Expenses
 Administrative Servicing Fee 0.40%
 Other Operating Expenses     0.41%
Total Other Expenses                  0.81%
---------------------------------------------
Total Annual Fund Operating
 Expenses                             1.81%
Fee Waivers and Expense
 Reimbursements                     (0.31)%
---------------------------------------------
Net Annual Fund Operating Expenses    1.50%**

 * This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See "How to Sell Your Shares" for more in-formation.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Managers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

        1     3     5     10
     Year Years Years  Years
----------------------------
     $153 $474  $818  $1,791

      Latin America Fund
      -----------------------------------------------------------------


 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Equity
 securities of Latin American
 issuers

 Share Price Volatility Very
 high

 Principal Investment
 Strategy Investing in a
 diversified portfolio of
 equity securities of companies
 located in Latin America

 Investor Profile Investors
 seeking long-term capital
 appreciation, who are willing
 to accept the risks and
 possibly extreme price
 volatility of investing in
 Latin American issuers

Investment Objective
The Latin America Fund seeks long-term capital appreciation.

Investment Strategy of the Latin America Fund
The Latin America Fund invests primarily (at least 65% of its assets) in equity securities of larger, more established companies in Latin America, which in-cludes Central and South America. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Latin American markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Latin America Fund
The Fund invests primarily in securities of issuers located in a single geo-graphic region--Latin America. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's in-vestments than if the Fund's investments were more geographically diversified. The Fund's focus on Latin America also increases its potential share price volatility.

The Latin American economies have experienced considerable difficulties, in-cluding high inflation rates, high interest rates and currency devaluations. As a result, Latin American securities markets have experienced extraordinary vol-atility. Emergence of the Latin American economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as stable political and social conditions. Development also may be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and eco-nomic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy

      -------------------------------------------------------------


or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries.

The Fund is also subject to the risk that Latin American equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.



                                    [GRAPH]

                        1993                      39.73%
                        1994                    (10.67)%
                        1995                    (10.57)%
                        1996                      24.88%
                        1997                      25.15%
                        1998                    (47.70)%
                        1999                      41.53%

 Best Quarter Worst Quarter
    40.39%       (37.16)%
  (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 1.54%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the MSCI EMF Latin America Index.

                              5      Since
                  1 Year  Years  Inception
------------------------------------------
Latin America
 Fund             41.53%  0.68%     3.72%*
MSCI EMF Latin
 America Index    58.86%  7.65%   12.21%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*  2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                       1.00%
Other Expenses
 Administrative Servicing Fee 0.40%
 Other Operating Expenses     0.64%
Total Other Expenses                  1.04%
---------------------------------------------
Total Annual Fund Operating
 Expenses                             2.04%
Fee Waivers and Expense
 Reimbursements                     (0.34)%
---------------------------------------------
Net Annual Fund Operating Expenses    1.70%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Managers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

      1                     10
     Year 3 Years 5 Years Years
--------------------------------
     $173  $536    $923   $2,009

      Pacific/Asia Fund
      -----------------------------------------------------------------


 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Equity
 securities of Asian issuers

 Share Price Volatility Very
 high

 Principal Investment
 Strategy Investing in a
 diversified portfolio of
 equity securities of companies
 located in Asia

 Investor Profile Investors
 seeking long-term capital
 appreciation, who are willing
 to accept the risks and
 possibly extreme price
 volatility of investing in
 Asian issuers


Investment Objective
The Pacific/Asia Fund seeks long-term capital appreciation.

Investment Strategy of the Pacific/Asia Fund
The Pacific/Asia Fund invests primarily (at least 65% of its assets) in equity securities of larger, more established companies located in Asia and the Pa-cific Basin, including Australia, New Zealand and India. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up invest-ment approach designed to identify companies that the Adviser expects to expe-rience sustainable earnings growth and to benefit from global or regional eco-nomic trends or promising technologies or products and whose value is not rec-ognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific coun-tries. While the Fund generally invests in companies in a variety of coun-tries, industries and sectors, the Adviser does not attempt to invest a spe-cific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pacific/Asia Fund
The Fund invests primarily in securities of issuers located in a single geo-graphic region--the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, in-cluding, at various times, high inflation rates, high interest rates and cur-rency devaluations. As a result, Pacific Basin securities markets have experi-enced extraordinary volatility. Continued growth of the Pacific Basin econo-mies and securities markets will require sustained economic and fiscal disci-pline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international eco-nomic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securi-ties may fluctuate substantially from day to day. Individual companies may re-port poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and eco-nomic events unique to a country

      -------------------------------------------------------------


or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market coun-tries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section en-titled "More Information About Risk."

The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.



                                    [GRAPH]

                             1993           66.25%
                             1994         (14.69)%
                             1995            8.50%
                             1996            7.23%
                             1997         (32.15)%
                             1998          (1.76)%
                             1999          101.80%


 Best Quarter Worst Quarter
    39.80%       (21.14%)
  (12/31/99)    (12/31/97)

The Fund's performance for the six month period ending June 30, 2000 was (13.76)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the MSCI AC Asia Pacific Index.

                                                Since
                             1 Year 5 Years Inception
-----------------------------------------------------
Pacific/Asia Fund           101.80%  9.37%   12.07%*

MSCI AC Asia Pacific Index   59.67%  1.99%    8.16%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*  2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                       1.00%
Other Expenses
 Administrative Servicing Fee 0.40%
 Other Operating Expenses     0.50%
Total Other Expenses                  0.90%
---------------------------------------------
Total Annual Fund Operating
 Expenses                             1.90%
Fee Waivers and Expense
 Reimbursements                     (0.40)%
---------------------------------------------
Net Annual Fund Operating Expenses    1.50%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Managers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

        1     3     5     10
     Year Years Years  Years
----------------------------
     $153 $474  $818  $1,791

    Pan European Fund
    -----------------------------------------------------------------


 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Equity
 securities of European issuers

 Share Price Volatility High

 Principal Investment
 Strategy Investing in a
 diversified portfolio of
 equity securities of companies
 located in Europe

 Investor Profile Investors
 seeking long-term capital
 appreciation, who are willing
 to accept the risks and price
 volatility of investing in
 European issuers

Investment Objective
The Pan European Fund seeks long-term capital appreciation.

Investment Strategy of the Pan European Fund
The Pan European Fund invests primarily (at least 65% of its assets) in equity securities of larger, more established companies located in the more developed countries of Europe. The Fund may invest to a lesser extent in the less devel-oped countries to capitalize on opportunities in the emerging markets of East-ern Europe. The Adviser generally does not attempt to hedge the effects of cur-rency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the European markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sec-tors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pan European Fund
The Fund invests primarily in securities of issuers located in a single geo-graphic region--Europe. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional mar-kets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geo-graphically diversified. The Fund's focus on Europe also increases its poten-tial share price volatility.

European countries have, at times, experienced economic difficulties, including recession, currency fluctuations, and armed conflicts. In addition, the emerg-ing economies of Eastern Europe have experienced political and economic diffi-culties related to their efforts to transition to free-market economies. As a result, securities markets in Europe, particularly those in Eastern Europe, have experienced price volatility.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and eco-nomic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for in-vestments in emerging market

      -------------------------------------------------------------


countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section en-titled "More Information About Risk."

The Fund is also subject to the risk that European equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.



                                    [GRAPH]

                             1993           17.26%
                             1994            0.04%
                             1995           14.90%
                             1996           21.64%
                             1997           24.29%
                             1998           11.78%
                             1999           24.39%


 Best Quarter Worst Quarter
    28.80%       (16.26%)
  (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was 4.87%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the MSCI Europe Index.

                               5     Since
                   1 Year  Years Inception
------------------------------------------
Pan European Fund  24.39% 19.29%  16.05%*
MSCI Europe Index  15.91% 22.12%  19.54%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*  2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                1.00%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.43%
Total Other Expenses                           0.83%
------------------------------------------------------
Total Annual Fund Operating Expenses           1.83%
Fee Waivers and Expense Reimbursements        (0.33)%
------------------------------------------------------
Net Annual Fund Operating Expenses             1.50%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Managers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

        1                     10
     Year 3 Years 5 Years  Years
--------------------------------
     $153  $474    $818   $1,791

      Emerging Markets Fund
      -----------------------------------------------------------------


 FUND SUMMARY

 Investment Goal Long-term
 capital appreciation

 Investment Focus Equity
 securities of emerging markets
 issuers

 Share Price Volatility Very
 high

 Principal Investment
 Strategy Investing in a
 diversified portfolio of
 equity securities of companies
 located in emerging markets

 Investor Profile Investors
 seeking long-term capital
 appreciation, who are willing
 to accept the risks and
 extreme price volatility of
 investing in emerging markets
 issuers

Investment Objective
The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Emerging Markets Fund
The Emerging Markets Fund invests primarily (at least 65% of its assets) in eq-uity securities of companies located in emerging market countries. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company's scope of op-erations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sec-tors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Emerging Markets Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and eco-nomic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign coun-tries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (posi-tively or negatively) the value of a Fund's investments. These currency move-ments may happen separately from and in response to events that do not other-wise affect the value of the security in the issuer's home country. These vari-ous risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Na-tions considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market

      -------------------------------------------------------------


or economic conditions than more developed countries. In addition, the finan-cial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [GRAPH]

                             1998           (41.21%)
                             1999            67.35%


 Best Quarter Worst Quarter
    59.10%       (33.36)%
  (12/31/99)     (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was (9.21)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the MSCI EMF (Emerging Markets Free) Index.

                                                              One             Since
                                                             Year         Inception
------------------------------------------------------------------------------------
Emerging Markets Fund                                      67.35%          (0.81)%*
MSCI EMF (Emerging Markets Free) Index                     66.42%           11.47%**

 * Since January 2, 1998
** Since December 31, 1997

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*  2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 1.25%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.70%
Total Other Expenses                            1.10%
-------------------------------------------------------
Total Annual Fund Operating Expenses            2.35%
Fee Waivers and Expense Reimbursements        (0.65)%
-------------------------------------------------------
Net Annual Fund Operating Expenses              1.70%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Managers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $173   $536    $923    $2,009

      -------------------------------------------------------------


More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity secu-rities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in gen-eral are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as war-rants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropria-tion, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In ad-dition, the value of securities denominated in foreign currencies, and of divi-dends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or govern-ments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. secu-rities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recov-erable, the non-recovered portion will reduce the income received from the se-curities comprising the portfolio.


Emerging Market Risks
(All Funds)--Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or eco-nomic conditions than more developed countries. In addition, the financial sta-bility of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations rel-ative to the U.S. dollar.

Currency Risk
(All Funds)--Investments in foreign securities denominated in foreign curren-cies involve additional risks, including:

 . A Fund may incur substantial costs in connection with conversions between various currencies.
 . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During adverse economic, market or other condi-tions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Cor-poration ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share owner

      -------------------------------------------------------------


ship, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $86 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, East Building, Stamford, CT 06905.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private cli-ents and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to dis-tribute this information as simultaneously as possible to all recipients. How-ever, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and es-tablishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2000, U.S. Trust received advisory fees, as a percentage of average daily net assets, of:

International Fund     0.90%
Latin America Fund     0.89%
Pacific/Asia Fund      0.91%
Pan European Fund      0.94%
Emerging Markets Fund  0.87%

Portfolio Managers
Rosemary Sagar has served as the International and Pan European Funds' portfo-lio manager since 1996. Beginning in August 2000, Leonard Geiger serves as co-manager with Ms. Sagar of the Pan European Fund. Ms. Sagar, Managing Director of U.S. Trust's Global Investment Division, has been with U.S. Trust since 1996. From 1991 to 1996, Ms. Sagar was Senior Vice President for international equity investments for General Electric Investments Corp. in Stamford, CT. Mr. Geiger, a Vice President of U.S. Trust's Global Investment Division, has been with U.S. Trust since 1996. From 1994 to 1996, Mr. Geiger was an Associate in Equity Research at Deutsche Morgan Grenfell. Ms. Sagar is primarily responsible for the day to day management of the International Fund's portfolio, and Ms. Sagar and Mr. Geiger are the persons primarily responsible for the day to day management of the Pan European Fund's portfolio. Research, analyses, trade exe-cution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Donald Elefson serves as the manager of the Latin America and Emerging Markets Funds since August 1999. Mr. Elefson, a Senior Vice President of U.S. Trust's Global Investment Division, has been with U.S. Trust since 1998. From 1994 through 1998, Mr. Elefson was a portfolio manager with Smith Barney. Mr. Elefson is primarily responsible for the day to day management of the Latin America and Emerging Markets Funds. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a signif-icant role in portfolio management and performance.

David J. Linehan has served as the Pacific/Asia Fund's portfolio manager since 1998. Mr. Linehan, a Senior Vice President in U.S. Trust's Global Investment Division, has been with U.S. Trust since July 1998. Prior to joining U.S. Trust, Mr. Linehan was an international investment manager with Cowen Asset Management in New York from August 1995 to July 1998. From January

      -------------------------------------------------------------


1995 to August 1995, Mr. Linehan was vice president in Asian equity sales with Duetsche Morgan Grenfell in New York and a vice president in Asian equity sales with Mees Pierson from August 1994 to December 1994. Prior to joining Mees Pierson, Mr. Linehan was an associate portfolio manager with Kemper Financial Services in Chicago since September 1989. Mr. Linehan is primarily responsible for the day to day management of the Pacific/Asia Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
 . Mail
 . Telephone
 . Wire, or
 . Automatic Investment Program

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 557-8280), or complete and send in the enclosed application to Ex-celsior Funds, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Unless you arrange to pay by wire or through the automatic in-vestment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

 The Chase Manhattan Bank
 ABA#021000021
 Excelsior Funds, Account Number 9102732915

For Further Credit To:
 Excelsior Funds
 Wire Control Number
 Excelsior Funds Account Registration (including account number)

Investors making initial investments by wire must promptly complete the en-closed application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above in-structions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its proce-dures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your corre-spondence or questions regarding a Fund to your institution.

The Funds' distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Under any such program, the distributor may provide incentives, in the form of cash or other compensation, including mer-chandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Busi-ness Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interest of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good or-der. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m. Eastern time.

      -------------------------------------------------------------


How We Calculate NAV
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are un-reliable, fair value prices may be determined in good faith using methods ap-proved by the Board of Directors. Fixed income investments with remaining matu-rities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These se-curities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least
$50.

A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may pur-chase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled in-vestments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
 . Mail
 . Telephone, or
 . Systematic Withdrawal Plan

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 557-8280).

You may sell your shares by sending a written request for redemption to:

 Excelsior Funds, Inc.
 c/o Chase Global Funds Services Company
 P.O. Box 2798
 Boston, MA 02208-2798

Please be sure to indicate the number of shares to be sold, identify your ac-count number and sign the request.

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares on any Busi-ness Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 557-8280). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund re-ceives your request in good order.

A redemption fee of 2% of the value of the shares redeemed or exchanged will be imposed on shares in a Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The re-demption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program,
(ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii)

      -------------------------------------------------------------


shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor's investment subject to the plan account, or (iv) shares maintained through employee pension benefit plans subject to the Employee Re-tirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be deter-mined at the sub-account level.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic with-drawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank ac-count (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be re-quired to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trad-ing, the SEC declares an emergency or when U.S. Trust and the custodian are closed.

More information about this is in our Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Institutional Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year. We may also reject any exchange request if we determine that such exchange is not in the best interests of a Fund or its shareholders. Shares can be exchanged di-rectly by mail, or by telephone if you previously selected the telephone ex-change option on the account application.

You may also exchange shares through your financial institution. Exchange re-quests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase. See "How to Sell Your Shares" above for more information.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of in-structions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept pur-chase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the interme-

      -------------------------------------------------------------


diary receives the request in good order. Authorized intermediaries are respon-sible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organiza-tion.

Dividends and Distributions
Each Fund distributes dividends from its income semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its af-filiates or correspondent banks will be paid in cash. Otherwise, dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for div-idends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary in-come.

It is expected that each Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Fund may make an election to treat a proportionate amount to such taxes as constituting a distribution to each shareholder, which would allow each share-holder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduc-tion.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your ac-count statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to extent of any capital gain dividends that were re-ceived on the shares.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal se-curities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonres-ident aliens, foreign trusts or estates, or foreign corporations or partner-ships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/ foreign tax consequences relevant to your specific situation.

More information about taxes is in the Statement of Additional Information.

      -----------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a sin-gle Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into our Statement of Addi-tional Information. You can obtain the annual report, which contains more per-formance information, at no charge by calling (800)-446-1012 (from overseas, call (617) 557-8280).

INTERNATIONAL FUND

                                            Year Ended March 31,
                                   -------------------------------------------
                                      2000     1999      1998     1997    1996
                                   -------  -------   -------  -------  ------
Net Asset Value, Beginning of
 Year............................  $ 12.52  $ 13.00   $ 11.34  $ 10.91  $ 9.82
                                   -------  -------   -------  -------  ------
Income From Investment Operations
 Net Investment Income (Loss)....    (0.03)    0.01      0.04     0.09    0.10
 Net Gains or (Losses) on
  Securities (both realized and
  unrealized).......................  7.57    (0.42)     2.11     0.63    1.15
                                   -------  -------   -------  -------  ------
Total From Investment
 Operations......................     7.54    (0.41)     2.15     0.72    1.25
                                   -------  -------   -------  -------  ------
Less Distributions
 Dividends From Net Investment
  Income.........................     0.00    (0.03)    (0.02)   (0.10)  (0.08)
 Dividends in Excess of Net
  Investment Income..............     0.00    (0.04)    (0.04)   (0.00)  (0.01)
 Distributions From Net Realized
  Gain on Investments............    (0.04)    0.00     (0.31)   (0.19)  (0.07)
 Distributions in Excess of Net
  Realized Gain on Investments...     0.00     0.00     (0.12)    0.00    0.00
                                   -------  -------   -------  -------  ------
Total Distributions..............    (0.04)   (0.07)    (0.49)   (0.29)  (0.16)
                                   -------  -------   -------  -------  ------
Net Asset Value, End of Year.....  $ 20.02  $ 12.52   $ 13.00  $ 11.34  $10.91
                                   =======  =======   =======  =======  ======
Total Return.....................   60.30%    (3.18)%  19.42%    6.78%  12.77%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  Millions)......................  $473.77  $202.08   $204.89  $126.82  $97.85
 Ratio of Net Operating Expenses
  to Average Net Assets..........    1.40%    1.42%     1.44%    1.43%   1.40%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/ .....................    1.51%    1.52%     1.52%    1.51%   1.50%
 Ratio of Net Investment Income
  to Average Net Assets..........  (0.36)%    0.11%     0.32%    0.70%   0.82%
 Portfolio Turnover Rate.........    25.0%    50.0%     37.0%   116.0%   39.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

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LATIN AMERICA FUND

                                               Year Ended March 31,
                                        --------------------------------------
                                          2000    1999    1998    1997    1996
                                        ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period... $ 4.77  $10.60  $ 9.46  $ 7.37  $ 5.86
                                        ------  ------  ------  ------  ------
Income From Investment Operations
 Net Investment Income.................   0.03    0.21    0.10    0.05    0.10
 Net Gains or (Losses) on Securities
  (both realized and unrealized).......   2.53   (5.29)   1.22    2.09    1.49
                                        ------  ------  ------  ------  ------
Total From Investment Operations.......   2.56   (5.08)   1.32    2.14    1.59
                                        ------  ------  ------  ------  ------
Less Distributions
 Dividends From Net Investment Income..  (0.13)  (0.18)  (0.02)  (0.05)  (0.04)
 Dividends in Excess of Net Investment
  Income...............................   0.00    0.00    0.00    0.00   (0.04)
 Distributions From Net Realized Gain
  on Investments.......................   0.00    0.00   (0.16)   0.00    0.00
 Distributions in Excess of Net
  Realized Gain on Investments.........   0.00   (0.57)   0.00    0.00    0.00
                                        ------  ------  ------  ------  ------
Total Distributions....................  (0.13)  (0.75)  (0.18)  (0.05)  (0.08)
                                        ------  ------  ------  ------  ------
Net Asset Value, End of Period......... $ 7.20  $ 4.77  $10.60  $ 9.46  $ 7.37
                                        ======  ======  ======  ======  ======
Total Return........................... 54.52%  (47.19) 14.05%  29.09%  27.29%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions)............................ $23.71  $14.18  $88.70  $70.90  $43.16
 Ratio of Net Operating Expenses to
  Average Net Assets...................  1.64%   1.55%   1.50%   1.48%   1.48%
 Ratio of Gross Operating Expenses to
  Average Net Assets/1/ ...............  1.75%   1.66%   1.60%   1.56%   1.57%
 Ratio of Net Investment Income/(Loss)
  to Average Net Assets................  0.42%   1.63%   0.88%   0.50%   1.12%
 Portfolio Turnover Rate...............  69.0%   29.0%   77.0%   73.0%   54.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

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PACIFIC/ASIA FUND

                                             Year Ended March 31,
                                    -------------------------------------------
                                       2000   1999        1998     1997    1996
                                    ------- ------    --------  -------  ------
Net Asset Value, Beginning of
 Period...........................  $  6.61 $ 6.52    $   9.09  $  9.78  $ 8.45
                                    ------- ------    --------  -------  ------
Income From Investment Operations
 Net Investment Income............     0.02   0.00/2/     0.01     0.07    0.12
 Net Gains or (Losses) on
  Securities (both realized and
  unrealized).....................     5.26   0.29       (2.52)   (0.53)   1.33
                                    ------- ------    --------  -------  ------
Total From Investment Operations..     5.28   0.29       (2.51)   (0.46)   1.45
                                    ------- ------    --------  -------  ------
Less Distributions
 Dividends From Net Investment
  Income..........................     0.00  (0.09)      (0.01)   (0.07)  (0.09)
 Dividends in Excess of Net
  Investment Income...............     0.00  (0.11)      (0.05)    0.00   (0.01)
 Distributions From Net Realized
  Gain on Investments.............     0.00   0.00        0.00    (0.16)  (0.02)
 Distributions in Excess of Net
  Realized Gain on Investments....     0.00   0.00        0.00     0.00    0.00
                                    ------- ------    --------  -------  ------
Total Distributions...............     0.00  (0.20)      (0.06)   (0.23)  (0.12)
                                    ------- ------    --------  -------  ------
Net Asset Value, End of Period....  $ 11.89 $ 6.61    $   6.52  $  9.09  $ 9.78
                                    ======= ======    ========  =======  ======
Total Return......................   79.88%  5.14%    (27.56)%  (4.80)%  17.22%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions).......................  $ 88.54 $28.01    $  43.81  $ 89.95  $76.19
 Ratio of Net Operating Expenses
  to Average Net Assets...........    1.49%  1.55%       1.48%    1.45%   1.43%
 Ratio of Gross Operating Expenses
  to Average Net Assets/1/ .......    1.58%  1.64%       1.57%    1.52%   1.51%
 Ratio of Net Investment Income to
  Average Net Assets..............  (0.48)%  0.01%       0.22%    0.69%   1.12%
 Portfolio Turnover Rate..........   105.0%  78.0%       52.0%   126.0%   29.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2. For comparative purposes per share amounts for the year ended March 31, 1999 are based on average shares outstanding.

      -----------------------------------------------------------------

PAN EUROPEAN FUND

                                            Year Ended March 31,
                                   --------------------------------------------
                                      2000     1999       1998     1997    1996
                                   -------  -------    -------  -------  ------
Net Asset Value, Beginning of
 Period..........................  $ 12.39  $ 14.13    $ 10.94  $  9.19  $ 8.19
                                   -------  -------    -------  -------  ------
Income From Investment Operations
 Net Investment Income (Loss)....    (0.03)    0.00/2/   (0.01)    0.11    0.11
 Net Gains or (Losses) on
  Securities (both Realized and
  unrealized)....................     4.90    (1.26)      4.01     2.01    1.35
                                   -------  -------    -------  -------  ------
 Total From Investment
  Operations.....................     4.87    (1.26)      4.00     2.12    1.46
                                   -------  -------    -------  -------  ------
Less Distributions
 Dividends From Net Investment
  Income.........................     0.00     0.00       0.00    (0.10)  (0.10)
 Dividends in Excess of Net
  Investment Income..............     0.00     0.00       0.00     0.00    0.00
 Distributions From Net Realized
  Gain on Investments............    (1.30)   (0.48)     (0.81)   (0.27)  (0.36)
 Distributions in Excess of Net
  Realized Gain on Investments...     0.00     0.00       0.00     0.00    0.00
                                   -------  -------    -------  -------  ------
 Total Distributions.............    (1.30)   (0.48)     (0.81)   (0.37)  (0.46)
                                   -------  -------    -------  -------  ------
Net Asset Value, End of Period...  $ 15.96  $ 12.39    $ 14.13  $ 10.94  $ 9.19
                                   =======  =======    =======  =======  ======
Total Return.....................   42.77%  (8.84)%     38.02%   23.76%  18.25%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions)......................  $195.42  $157.84    $207.64  $121.99  $47.92
 Ratio of Net Operating Expenses
  to Average Net
 Assets..........................    1.43%    1.43%      1.43%    1.45%   1.46%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/ .....................    1.50%    1.50%      1.50%    1.52%   1.55%
 Ratio of Net Investment
  Income/(Loss) to Average Net
  Assets.........................  (0.21)%    0.04%    (0.13)%    1.23%   1.28%
 Portfolio Turnover Rate.........    46.0%    46.0%      40.0%    82.0%   42.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2. Amount represents less than $0.01 per share.

      -----------------------------------------------------------------

EMERGING MARKETS FUND

                                            Year ended March
                                                  31,          Period ended
                                            -----------------   March 31,
                                               2000      1999    1998/1/
                                            -------  --------  ------------
Net Asset Value, Beginning of Period....... $  4.04  $   7.00    $  7.00
                                            -------  --------    -------
Income From Investment Operations:
 Net Investment Income (Loss)..............   (0.02)     0.07       0.00
 Net Gains or (Losses) on Securities (both
  realized and unrealized).................    3.35     (2.95)      0.00
                                            -------  --------    -------
 Total From Investment Operations..........    3.33     (2.88)      0.00
                                            -------  --------    -------
Less Distributions:
 Dividends From Net Investment Income......   (0.02)    (0.08)      0.00
 Distributions From Net Realized Gain on
  Investments..............................    0.00      0.00       0.00
                                            -------  --------    -------
 Total Distributions.......................   (0.02)    (0.08)      0.00
                                            -------  --------    -------
Net Asset Value, End of Period............. $  7.35  $   4.04    $  7.00
                                            =======  ========    =======
Total Return...............................  82.77%  (41.21)%    (0.14)%/2/
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions)... $ 17.20  $   5.41    $  6.54
 Ratio of Net Operating Expenses to Average
  Net Assets...............................   1.65%     1.65%      1.85%/3/,/4/
 Ratio of Gross Operating Expenses to Aver-
  age Net Assets/5/ .......................   2.03%     2.48%      2.74%/3/
 Ratio of Net Investment Income to Average
  Net Assets............................... (0.60)%     1.93%      2.33%/3/
 Portfolio Turnover Rate...................   57.0%     73.0%       0.0%

------
Notes:
1. Inception date of the Fund was January 2, 1998.
2. Not annualized.
3. Annualized.
4. The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.
5. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
East Building
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the fol-lowing:

Statement of Additional Information (SAI)
The SAI dated August 1, 2000 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and contains information from the Funds' managers about strategies, and recent market conditions and trends.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 557-8280)

By Mail: Excelsior Funds, Inc., 73 Tremont Street, Boston, Massachusetts 02108-3913

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual re-ports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may re-quest documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Wash-ington, DC 20549-6009. You may also obtain this information upon payment of a duplicating fee, by emailing the SEC at the following address: publicinfo@sec.gov. Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

[GRAPHIC]
Excelsior Fixed Income Funds

Prospectus

August 1, 2000

Excelsior Funds, Inc.

Managed Income Fund
Intermediate-Term Managed Income Fund
Short-Term Government Securities Fund

Investment Adviser
United States Trust Company of New York and U.S. Trust Company




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF EXCELSIOR FUNDS]

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Managed In-come, Intermediate-Term Managed Income and Short-Term Government Securities Funds (each, a Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                            Page
Managed Income Fund..................................................          4
Intermediate-Term Managed Income Fund................................          6
Short-Term Government Securities Fund................................          8
More Information About Risk..........................................         10
More Information About Fund Investments..............................         11
Investment Adviser...................................................         11
Portfolio Managers...................................................         12
Purchasing, Selling and Exchanging Fund Shares.......................         12
Dividends and Distributions..........................................         15
Taxes................................................................         15
Financial Highlights.................................................         16
How to Obtain More Information About Excelsior Funds................. Back Cover

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Risk/Return Information Common to the Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment man-ager's judgments about the markets, the economy, or companies may not antici-pate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your invest-ment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insur-ance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the se-curities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price move-ments, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

      Managed Income Fund
      -----------------------------------------------------------------



 FUND SUMMARY

 Investment Goal Current
 income, consistent with
 prudent risk of capital

 Investment Focus Investment
 grade fixed income securities

 Share Price Volatility Medium

 Principal Investment
 Strategy Investing in
 investment grade government
 and corporate fixed income
 securities

 Investor Profile Investors
 seeking current income, and
 who are willing to accept the
 risks of investing in fixed
 income securities of varying
 maturities

Investment Objective
The Managed Income Fund seeks high current income consistent with what is be-lieved to be prudent risk of capital.

Investment Strategy of the Managed Income Fund
The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and may place a portion of its assets in fixed income securities that are rated below invest-ment grade. These securities are sometimes called "high yield" or "junk bonds."

There is no limit on the Fund's dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund's average portfolio maturity in light of current market and economic con-ditions to provide a competitive current yield and reasonable principal vola-tility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation.

Principal Risks of Investing in the Managed Income Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price move-ments due to changing interest rates. Obligations issued by some U.S. govern-ment agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile

      -------------------------------------------------------------

than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income mar-kets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                   [GRAPHIC]

                              1990          8.61%
                              1991         16.66%
                              1992          5.82%
                              1993         12.66%
                              1994         -5.53%
                              1995         22.44%
                              1996          0.57%
                              1997          9.79%
                              1998          8.59%
                              1999         -2.59%


 Best Quarter Worst Quarter
    8.09%        (4.24)%
  (6/30/95)      (3/31/94)

The Fund's performance for the six month period ending June 30, 2000 was 4.01%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Lehman Brothers Government/Credit Bond Index.

                         1 Year  5 Years 10 Years
-------------------------------------------------
Managed Income Fund      (2.59)%  7.42%    7.39%
Lehman Brothers
 Govt/Credit Bond Index  (2.15)%  7.60%    7.65%

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.75%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.23%
Total Other Expenses                            0.63%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.38%
Fee Waivers and Expense Reimbursements        (0.48)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.90%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.90%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Manag-ers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $92    $287    $498    $1,108

     Intermediate-Term Managed Income Fund
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 FUND SUMMARY

 Investment Goal Current
 income, consistent with
 relative stability of
 principal

 Investment Focus Investment
 grade fixed income securities

 Share Price Volatility Medium

 Principal Investment
 Strategy Investing in
 investment grade government
 and corporate fixed income
 securities

 Investor Profile Investors
 seeking current income, and
 who are willing to accept the
 risks of investing in fixed
 income securities

Investment Objective
The Intermediate-Term Managed Income Fund seeks as high a level of current in-terest income as is consistent with relative stability of principal.

Investment Strategy of the Intermediate-Term Managed Income Fund
The Intermediate-Term Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. govern-ment, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk" bonds.

The Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its as-sessment of real interest rates and the yield curve. The fixed income securi-ties held by the Fund also may have the potential for moderate price apprecia-tion. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Intermediate-Term Managed Income Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price move-ments due to changing interest rates. Obligations issued by some U.S. govern-ment agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

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Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that intermediate-term fixed income secu-rities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [GRAPH]

                              1993          8.44%
                              1994         -3.71%
                              1995         19.23%
                              1996          1.92%
                              1997          8.49%
                              1998          8.46%
                              1999         -1.57%

 Best Quarter Worst Quarter
    6.83%        (3.79)%
  (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2000 was 3.23%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index.

                                                                         Since
                                                     1 Year  5 Years Inception
------------------------------------------------------------------------------
Intermediate-Term Managed Income Fund                (1.57)%  7.08%    5.66%*
Lehman Brothers Intermediate Govt/Credit Bond Index    0.39%  7.09%    5.99%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.35%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.23%
Total Other Expenses                            0.63%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.98%
Fee Waivers and Expense Reimbursements        (0.33)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.65%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.65%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Manag-ers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $66    $208    $362     $810

      Short-Term Government Securities Fund
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 FUND SUMMARY

 Investment Goal Current
 income, consistent with
 stability of principal

 Investment Focus Short-term
 fixed income securities issued
 or guaranteed by the U.S.
 government, its agencies and
 instrumentalities

 Share Price Volatility Low

 Principal Investment
 Strategy Investing in U.S.
 government securities, while
 maintaining a dollar-weighted
 average maturity of 1 to 3
 years

 Investor Profile Investors
 seeking to preserve capital
 and earn current income


Investment Objective
The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Investment Strategy of the Short-Term Government Securities Fund
The Short-Term Government Securities Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. govern-ment, its agencies and instrumentalities, including mortgage-backed securities. Interest payments on these securities generally will be exempt from state and local taxes.

The Fund generally maintains a dollar-weighted average portfolio maturity of 1 to 3 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular invest-ments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Short-Term Government Securities Fund
The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price move-ments due to changing interest rates. Obligations issued by some U.S. govern-ment agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore cal-culate how they will respond to changes in interest rates.

The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income mar-kets as a whole.

      -------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                   [GRAPHIC]

                              1993          4.32%
                              1994          1.07%
                              1995         10.25%
                              1996          3.97%
                              1997          5.87%
                              1998          6.30%
                              1999          2.40%

 Best Quarter Worst Quarter
    3.35%        (0.45)%
  (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2000 was 2.56%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Lehman Brothers 1-3 Year Government Bond Index.

                                                                   Since
                                                1 Year 5 Years Inception
------------------------------------------------------------------------
Short-Term Government Securities Fund           2.40%   5.73%    4.85%*
Lehman Brothers 1-3 Year Government Bond Index  2.96%   6.47%    5.45%*

* Since December 31, 1992

What is an Index?
An index measures the market prices of a specific group of securities in a par-ticular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                 0.30%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.24%
Total Other Expenses                            0.64%
------------------------------------------------------
Total Annual Fund Operating Expenses            0.94%
Fee Waivers and Expense Reimbursements        (0.34)%
------------------------------------------------------
Net Annual Fund Operating Expenses              0.60%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser and Portfolio Manag-ers."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $61    $192    $335     $750

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More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income secu-rities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

 Call Risk
 (All Funds)--During periods of falling interest rates, certain debt obliga-tions with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluc-tuate, and may require a Fund to invest the resulting proceeds at lower in-terest rates.

 Credit Risk
 (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest.

 Event Risk
 (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be re-duced because of a Fund's multiple holdings.

High-Yield, Lower Rated Securities
(Intermediate-Term Managed Income Fund and Managed Income Fund)--"Junk bonds" are subject to additional risks associated with investing in high-yield securi-ties, including:

Greater risk of default or price declines due to changes in the issuer's cred-itworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon matu-rity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor per-ception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Mortgage-Backed Securities
(All Funds)--Mortgage-backed securities are fixed income securities represent-ing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the un-derlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its de-crease in market price. When interest rates fall, however, mortgage-backed se-curities may not gain as much in market value because of the expectation of ad-ditional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatil-ity risk of that portfolio.

Foreign Security Risks
(Managed Income Fund and Intermediate-Term Managed Income Fund)--Investments in securities of foreign companies or governments can be more volatile than in-vestments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect invest-ments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such secu-rities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards com-parable to those applicable to domestic U.S. companies or governments. Transac-tion costs are generally higher than those in the U.S. and expenses for custo-dial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and in-

      -------------------------------------------------------------

terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion will reduce the income received from the secu-rities comprising the portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During adverse economic, market or other condi-tions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Cor-poration ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal sub-sidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest fi-nancial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $86 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, East Building, Stamford, CT 06905.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private cli-ents and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to dis-tribute this information as simultaneously as possible to all recipients. How-ever, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and es-tablishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2000, U.S. Trust received advisory fees, as a percentage of average daily net assets, of:

Short-Term Government Securities Fund..................................... 0.22%
Intermediate-Term Managed Income Fund..................................... 0.28%
Managed Income Fund....................................................... 0.62%

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Portfolio Managers
Frank A. Salem has served as the Intermediate-Term Managed Income Fund's port-folio manager since August 1998. Mr. Salem is a Senior Vice President in U.S. Trust's Fixed-Income division and has been with U.S. Trust since 1998. Prior to joining U.S. Trust, Mr. Salem was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. Mr. Salem is primarily responsible for the day to day management of the Intermediate-Term Managed In-come Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Alexander R. Powers has served as the Managed Income Fund's portfolio manager since August 1997. Mr. Powers, Managing Director of Taxable Fixed Income Investments, has been with U.S. Trust since 1996. From 1988 to 1996, Mr. Powers was a Manager of Fixed Income Instruments with Chase Asset Management. Mr. Pow-ers is primarily responsible for the day to day management of the Managed In-come Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Mark T. Rasimas began serving as the Short-Term Government Securities Fund's portfolio manager in August 2000. Mr. Rasimas is a Vice President in U.S. Trust's Fixed-Income division and has been with U.S. Trust since 1997. Prior to joining U.S. Trust, Mr. Rasimas was a mortgage-backed securities analyst with Thomson Financial and an investment banking analyst in the structured finance group at NationsBanc Capital Markets, Inc. Mr. Rasimas is primarily responsible for the day to day management of the Short-Term Government Securities Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio man-agement and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
 . Mail
 . Telephone
 . Wire, or
 . Automatic Investment Program

To purchase shares directly from us, complete and send in the enclosed applica-tion to Excelsior Funds, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

The Chase Manhattan Bank
ABA #021000021
Excelsior Funds, Account Number 9102732915

For Further Credit To:
Excelsior Funds
Wire Control Number
Excelsior Funds Account Registration
(including account number)

Investors making initial investments by wire must promptly complete the en-closed application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above in-structions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its proce-dures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your corre-spondence or questions regarding a Fund to your institution.

The Funds' distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Under any such program, the distributor may provide incentives, in the form of cash or other

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compensation, including merchandise, airline vouchers, trips and vacation pack-ages, to dealers selling shares of a Fund. If any such program is made avail-able to any dealer, it will be made available to all dealers on the same terms.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Busi-ness Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good or-der. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are un-reliable, fair value prices may be determined in good faith using methods ap-proved by the Board of Directors. Fixed income investments with remaining matu-rities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least
$50.

A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may pur-chase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled in-vestments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
 . Mail
 . Telephone, or
 . Systematic Withdrawal Plan

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 557-8280).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208-2798

Please be sure to indicate the number of shares to be sold, identify your ac-count number and sign the request.

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares on any Busi-ness Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 557-8280). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services, in addition to the fees charged by the Fund.

      -------------------------------------------------------------


If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund re-ceives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic with-drawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank ac-count (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be re-quired to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trad-ing, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in our Statement of Additional Informa-tion.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Institutional Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year. We may also reject any exchange request if we determine that the exchange would not be in the best interests of the Fund or its shareholders. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone ex-change option on the account application.

You may also exchange shares through your financial institution. Exchange re-quests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of in-structions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

      -------------------------------------------------------------


Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept pur-chase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for trans-mitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organiza-tion.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accu-mulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its af-filiates or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distribu-tions will generally be taxable as ordinary income. You will be subject to in-come tax on Fund distributions regardless whether they are paid in cash or re-invested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. To aid in computing your tax basis, you generally should retain your ac-count statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal se-curities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonres-ident aliens, foreign trusts or estates, or foreign corporations or partner-ships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situa-tion.

More information about taxes is in the Statement of Additional Information.

      -----------------------------------------------------------------


Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a sin-gle Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent public auditors. Their report, along with each Fund's financial statements, are incorporated by reference into our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 557-8280).

MANAGED INCOME FUND

                                        Year Ended March 31,
                            --------------------------------------------------
                               2000     1999     1998     1997    1996    1995
                            -------  -------  -------  -------  ------  ------
Net Asset Value, Beginning
 of Year................... $  8.99  $  9.17  $  8.60  $  8.84  $ 8.39  $ 8.57
                            -------  -------  -------  -------  ------  ------
Income From Investment
 Operations
 Net Investment Income.....    0.47     0.46     0.49     0.51    0.55    0.51
 Net Gains or (Losses) on
  Securities (both realized
  and unrealized)..........   (0.41)    0.08     0.58    (0.24)   0.44   (0.18)
                            -------  -------  -------  -------  ------  ------
 Total From Investment
  Operations...............    0.06     0.54     1.07     0.27    0.99    0.33
                            -------  -------  -------  -------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income........   (0.47)   (0.46)   (0.49)   (0.51)  (0.54)  (0.51)
 Dividends From Net
  Realized Gain on
  Investments..............   (0.03)   (0.26)   (0.01)    0.00    0.00    0.00
 Distributions in Excess of
  Net Realized Gain on
  Investments..............    0.00     0.00     0.00     0.00    0.00    0.00
                            -------  -------  -------  -------  ------  ------
 Total Distributions.......   (0.50)   (0.72)   (0.50)   (0.51)  (0.54)  (0.51)
                            -------  -------  -------  -------  ------  ------
Net Asset Value, End of
 Year...................... $  8.55  $  8.99  $  9.17  $  8.60  $ 8.84  $ 8.39
                            =======  =======  =======  =======  ======  ======
Total Return...............   0.72%    5.95%    12.79%   3.17%  11.86%   4.06%
Ratios/Supplemental Data
 Net Assets, End of Period
  (in millions)............ $220.48  $215.77  $196.10  $185.90  $88.90  $86.02
 Ratio of Net Operating
  Expenses to Average
  Net Assets...............   0.88%    0.90%     0.90%   0.90%   0.96%   1.00%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/ ...............   1.00%    1.03%     1.02%   1.04%   1.12%   1.12%
 Ratio of Net Investment
  Income to Average
  Net Assets...............   5.42%    4.96%     5.51%   5.90%   6.09%   6.09%
 Portfolio Turnover Rate...  112.0%   268.0%    538.0%  238.0%  165.0%  492.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------


INTERMEDIATE-TERM MANAGED INCOME FUND

                                          Year Ended March 31,
                               ------------------------------------------------
                                  2000     1999    1998    1997    1996    1995
                               -------  -------  ------  ------  ------  ------
Net Asset Value, Beginning of
 Period......................  $  7.13  $  7.23  $ 6.87  $ 7.06  $ 6.75  $ 6.83
                               -------  -------  ------  ------  ------  ------
Income From Investment
 Operations
 Net Investment Income.......     0.40     0.39    0.41    0.41    0.43    0.39
 Net Gains or (Losses) on
  Securities (both realized
  and unrealized)............    (0.36)    0.04    0.36   (0.19)   0.31   (0.07)
                               -------  -------  ------  ------  ------  ------
 Total From Investment
  Operations.................     0.04     0.43    0.77    0.22    0.74    0.32
                               -------  -------  ------  ------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income..........    (0.40)   (0.39)  (0.41)  (0.41)  (0.43)  (0.39)
 Dividends From Net Realized
  Gain on Investments........     0.00    (0.13)   0.00    0.00    0.00    0.00
 Distributions in Excess of
  Net Realized Gain on
  Investments................     0.00    (0.01)   0.00    0.00    0.00   (0.01)
                               -------  -------  ------  ------  ------  ------
 Total Distributions.........    (0.40)   (0.53)  (0.41)  (0.41)  (0.43)  (0.40)
                               -------  -------  ------  ------  ------  ------
Net Asset Value, End of
 Period......................  $  6.77  $  7.13  $ 7.23  $ 6.87  $ 7.06  $ 6.75
                               =======  =======  ======  ======  ======  ======
Total Return.................    0.59%    6.02%   11.37%  3.25%  11.13%   4.95%
Ratios/Supplemental Data
 Net Assets, End of Period
  (in millions)..............  $155.48  $127.74  $94.94  $78.44  $68.64  $47.93
 Ratio of Net Operating
  Expenses to Average Net
  Assets.....................    0.58%    0.60%   0.61%   0.63%   0.64%   0.66%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/ .................    0.65%    0.67%   0.66%   0.68%   0.68%   0.68%
 Ratio of Net Investment
  Income to Average Net
  Assets.....................    5.80%    5.29%   5.68%   5.91%   6.06%   5.91%
 Portfolio Turnover Rate.....   122.0%   229.0%   86.0%  129.0%  129.0%  682.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

      -----------------------------------------------------------------


SHORT-TERM GOVERNMENT SECURITIES FUND

                                          Year Ended March 31,
                                ----------------------------------------------
                                  2000    1999    1998    1997    1996    1995
                                ------  ------  ------  ------  ------  ------
Net Asset Value, Beginning of
 Period........................ $ 7.04  $ 7.00  $ 6.93  $ 6.98  $ 6.89  $ 6.93
                                ------  ------  ------  ------  ------  ------
Income From Investment
 Operations
 Net Investment Income.........   0.35    0.34    0.37    0.38    0.40    0.33
 Net Gains or (Losses) on
  Securities (both realized and
  unrealized)..................  (0.15)   0.04    0.07   (0.06)   0.09   (0.04)
                                ------  ------  ------  ------  ------  ------
 Total From Investment
  Operations...................   0.20    0.38    0.44    0.32    0.49    0.29
                                ------  ------  ------  ------  ------  ------
Less Distributions
 Dividends From Net Investment
  Income.......................  (0.35)  (0.34)  (0.37)  (0.37)  (0.40)  (0.33)
 Dividends From Net Realized
  Gain on Investments.......... $(0.02)   0.00    0.00    0.00    0.00    0.00
 Distributions in Excess of Net
  Realized Gain on
  Investments..................   0.00    0.00    0.00    0.00    0.00    0.00
                                ------  ------  ------  ------  ------  ------
 Total Distributions...........  (0.37)  (0.34)  (0.37)  (0.37)  (0.40)  (0.33)
                                ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Period........................ $ 6.87  $ 7.04  $ 7.00  $ 6.93  $ 6.98  $ 6.89
                                ======  ======  ======  ======  ======  ======
Total Return...................  3.02%   5.54%   6.47%   4.77%   7.27%   4.30%
Ratios/Supplemental Data
 Net Assets, End of Period (in
  millions).................... $59.31  $52.59  $32.55  $30.80  $25.07  $25.22
 Ratio of Net Operating
  Expenses to Average Net
  Assets.......................  0.54%   0.58%   0.62%   0.61%   0.61%   0.61%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/ ...................  0.62%   0.67%   0.69%   0.70%   0.80%   0.67%
 Ratio of Net Investment Income
  to Average Net Assets........  5.07%   4.79%   5.28%   5.42%   5.72%   4.80%
 Portfolio Turnover Rate.......  90.0%  114.0%   35.0%   82.0%   77.0%  198.0%

------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
East Building
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the fol-lowing:

Statement of Additional Information (SAI)
The SAI dated August 1, 2000 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and contains information from the Funds' managers about strategies, recent market conditions and trends.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 557-8280)

By Mail: Excelsior Funds, Inc., 73 Tremont Street, Boston, Massachusetts 02108-3913

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual re-ports, as well as other information about Excelsior Funds, Inc., from the SEC's EDGAR Database on the website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may re-quest documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Wash-ington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by emailing the SEC at the following address: publicinfo@sec.gov. Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

                             EXCELSIOR FUNDS, INC.

                                  Money Fund
                             Government Money Fund
                              Treasury Money Fund

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                             Tax-Exempt Money Fund
                        New York Tax-Exempt Money Fund


                      STATEMENT OF ADDITIONAL INFORMATION


                                August 1, 2000


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated August 1, 2000 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.


     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----
CLASSIFICATION AND HISTORY...............................................................    1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............................................    1
     Additional Investment Policies......................................................    1
     Treasury Money Fund.................................................................    2
     Tax-Exempt Money and New York Tax-Exempt Money Funds................................    2
     Additional Information on Portfolio Instruments.....................................    4
     Special Considerations Relating to New York Municipal Securities....................   13
     Investment Limitations..............................................................   23

NET ASSET VALUE AND NET INCOME...........................................................   28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................................   29
     Distributor.........................................................................   29
     Purchase of Shares..................................................................   30
     Redemption Procedures...............................................................   30
     Other Redemption Information........................................................   32

INVESTOR PROGRAMS........................................................................   33
     Systematic Withdrawal Plan..........................................................   33
     Exchange Privilege..................................................................   33
     Retirement Plans....................................................................   34
     Automatic Investment Program........................................................   34
     Additional Information..............................................................   35

DESCRIPTION OF CAPITAL STOCK.............................................................   35

MANAGEMENT OF THE FUNDS..................................................................   37
     Directors and Officers..............................................................   37
     Investment Advisory and Administration Agreements...................................   40
     Shareholder Organizations...........................................................   44
     Expenses............................................................................   46
     Custodian and Transfer Agent........................................................   47

PORTFOLIO TRANSACTIONS...................................................................   47

INDEPENDENT AUDITORS.....................................................................   49

COUNSEL..................................................................................   49

ADDITIONAL INFORMATION CONCERNING TAXES..................................................   49

YIELD INFORMATION........................................................................   51

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----
CODE OF ETHICS...........................................................................   53

MISCELLANEOUS............................................................................   53

FINANCIAL STATEMENTS.....................................................................   54

APPENDIX A...............................................................................  A-1

                          CLASSIFICATION AND HISTORY
                          --------------------------

          Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Money, Government Money and Treasury Money Funds are separate series of Excelsior Fund. The Tax-Exempt Money and New York Tax-Exempt Money Funds are separate series of Excelsior Tax-Exempt Fund. The Money, Government Money, Treasury Money and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The New York Tax-Exempt Money Fund is classified as non-diversified under the 1940 Act. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively. This Statement of Additional Information pertains to the Shares ("Retail Shares") of all the Funds and the Institutional Shares of the Money and Government Money Funds (collectively with the Retail Shares, the "Shares").


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  -------------------------------------------

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Money, Government Money and Treasury Money Funds (collectively, the "Taxable Funds") and the Tax-Exempt Money Fund may not be changed without the vote of the holders of a majority of its outstanding Shares (as defined below). The investment objective of the New York Tax-Exempt Money Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

          As discussed below under "Net Asset Value and Net Income," each Fund uses the amortized cost method to value securities in its portfolio. As such, each Fund is required to comply with Rule 2a-7 under the 1940 Act. Under Rule 2a-7, with respect to 100% of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' total assets, and 75% of the New York Tax-Exempt Money Fund's total assets, a Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The New York Tax-Exempt Money Fund's compliance with the diversification provisions of Rule 2a-7 is deemed to be compliance with the diversification standards of the 1940 Act.

Additional Investment Policies
------------------------------

          The Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization ("NRSRO"), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Funds may use are described in the Appendix attached hereto.

Treasury Money Fund
-------------------

          Under normal market conditions, the Treasury Money Fund will invest at least 65% of its total assets in direct U.S. Treasury obligations, such as Treasury bills and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System and the Tennessee Valley Authority. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its investments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax.

Tax-Exempt Money and New York Tax-Exempt Money Funds (the "Tax-Exempt Funds")
-----------------------------------------------------------------------------

          The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality debt obligations determined by the Adviser to present minimal credit risks. Such obligations will be issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"). As a matter of fundamental policy, except during temporary defensive periods, the Fund will maintain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding Shares.) The Tax-Exempt Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

          Under normal market conditions, at least 80% of the New York Tax-Exempt Money Fund's net assets will be invested in Municipal Securities which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Securities") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Securities include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Securities other than New York Municipal Securities are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see "Additional Information Concerning Taxes" below). The Fund expects that under normal market conditions, at least 65% of its total assets will be invested in New York Municipal Securities.

          The New York Tax-Exempt Money Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

          Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") in recent years, S&P and Moody's have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City.
Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the New York Tax-Exempt Money Fund's portfolio. Other considerations affecting the Fund's investments in New York Municipal Securities are summarized below under "Special Considerations Relating to New York Municipal Securities."

          From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Taxable obligations in which the Tax-Exempt Funds may invest include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities.

          The Tax-Exempt Funds may also invest from time to time in "private activity bonds" (see "Municipal Securities" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's net assets when added together with any taxable investments by the Fund.

          Each Tax-Exempt Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Variable and Floating Rate Instruments
          --------------------------------------

          Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission (the "SEC").

          Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. government or its agencies or instrumentalities, they may have a more active secondary market.

          The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

          Repurchase Agreements
          ---------------------

          The Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act. Income on repurchase agreements will be taxable.

          Securities Lending
          ------------------

          To increase return on their portfolio securities, the Money and Government Money Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          When-Issued and Forward Transactions
          ------------------------------------

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          Each Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase at the Fund's option, specified Municipal Securities at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Tax-Exempt Funds at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by a Fund only with the underlying instruments.

          The Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Tax-Exempt Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Tax-Exempt Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Tax-Exempt Fund would be valued at zero in determining the Fund's net asset value.

          Municipal Securities
          --------------------

          Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

          The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

          Each Tax-Exempt Fund's portfolio may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund -- the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by a Tax-Exempt Fund.

          The Tax-Exempt Funds may purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Security. The Tax-Exempt Funds intend to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Securities.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody's and S&P described in the Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

          Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the applicable maturity restrictions.

          The New York Tax-Exempt Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Security or a pool of Municipal Securities which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Security to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

          Before purchasing a tax-exempt derivative for the New York Tax-Exempt Money Fund, the Adviser is required by the Fund's Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Securities, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the New York Tax-Exempt Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

          Insured Municipal Securities
          ----------------------------

          The New York Tax-Exempt Money Fund may purchase Municipal Securities which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Securities. Although insurance coverage for the Municipal Securities held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Securities covered by insurance policies.

          Money Market Instruments
          ------------------------

          "Money market instruments" that may be purchased by the Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities described below under "Illiquid Securities."

          Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Adviser believes that the credit risk with respect to the instrument is minimal.

          Government Obligations
          ----------------------

          The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks and the Tennessee Valley Authority. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

          Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

          The Treasury Money Fund primarily will purchase direct obligations of the U.S. Treasury and obligations of those agencies or instrumentalities of the U.S. government interest income from which is generally not subject to state and local income taxes.

          Investment Company Securities
          -----------------------------

          The Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Tax-Exempt Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

     The Funds may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Borrowing and Reverse Repurchase Agreements
          -------------------------------------------

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

          Illiquid Securities
          -------------------

          Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          Miscellaneous
          -------------

          The Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not invest in oil, gas, or mineral leases.

Special Considerations Relating to New York Municipal Securities
----------------------------------------------------------------

          Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          State Economy.  New York is one of the most populous states in the
          -------------
nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

          The economic forecast of the State has also been modified for 2000 and 2001 from the mid-year forecast to reflect a stronger-than-expected economy. Continued growth is projected for 2000 and 2001 for employment, wages, and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent in 2001. Total bonus payments are projected to increase by 11 percent in 2000 and
10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          State Budget. The State Constitution requires the governor (the
          ------------
"Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

          The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget ("DOB") now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the mid-year update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. DOB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year.

          The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund ("TSRF") - the fifth consecutive annual deposit. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ("DRRF") ($250 million).

          DOB projects total General Fund disbursements of $37.06 billion in 1999-2000, a decline of $282 million from the October estimate. Of this amount, $33 million is related to the timing of spending and accounting adjustments and therefore does not contribute to the surplus projected by DOB. The $33 million consists of lower timing-related spending of $65 million from the Community Projects Fund ("CPF") and $50 million from the Collective Bargaining Reserve, offset by the Medicaid reclassification of $82 million described above. Accordingly, lower disbursements since October contribute $249 million to the 1999-2000 surplus, which, when combined with the $10 million in lower disbursements recognized in the mid-year update, produce a total reduction in estimated disbursements of $259 million for the current year.

          State Operations spending is now projected to total $6.63 billion in 1999-2000. In the revised Financial Plan, $50 million of an original $100 million for new collective bargaining costs is set aside in a reserve to cover the cost of labor agreements in 1999-2000, and the balance is transferred to General State Charges in the current year to pay for the recently approved labor contract with State University employees and other labor costs. The remaining revisions to the State Operations estimate are comprised of savings from agency efficiencies and timing-related changes that do not affect the surplus.

          The State projects a closing balance of $1.17 billion in the General Fund, after the tax refund reserve transaction. The balance is comprised of $548 million in the Tax Stabilization Reserve Fund ("TSRF") after a $75 million deposit in 1999-2000; $265 million in the CPF, which pays for Legislative initiatives; $250 million in the DRRF; and $107 million in the Contingency Reserve Fund ("CRF") (which guards against litigation risks).

          In addition to the General Fund closing balance of $1.17 billion, the State will have a projected $3.09 billion in the tax refund reserve account at the end of 1999-2000. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $3.09 billion is comprised of $1.82 billion in tax reduction reserves from the 1998-99 surplus; $683 million from the 1999-2000 surplus; $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year; $50 million in collective bargaining reserves from 1999-2000; and $25 million in reserves for tax credits.

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers.

          There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from other funds, are projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 1999-2000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or
5.1 percent. Spending from all government funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

          The State projects a closing balance of $1.61 billion in the General Fund at the end of 2000-01. This balance is comprised of a $433 million reserve set aside from the 1999-2000 surplus to finance the estimated costs of the Governor's proposed tax reduction package in 2001-02 and 2002-03, $475 million in cumulative reserves for collective bargaining ($425 million from 2000-01 plus $50 million from 1999-2000), $548 million in the TSRF, and $150 million in the CRF after a proposed $43 million deposit in 2000-01. The change in the closing fund balance compared to 1999-2000 results from the planned use in 2000-01 of $265 million for existing legislative initiatives financed from the CPF and the reclassification of DRRF into the CPF, offset by increased reserves for collective bargaining, tax reduction, and litigation discussed above.

          In addition to the General Fund closing balance of $1.61 billion, the State will have a projected $567 million in the tax refund reserve at the end of 2000-01. Also, $1.2 billion is proposed to be on deposit in the Star Special Revenue Fund to be used in 2001-02 for State-funded local tax reductions and $250 million is proposed to be on deposit in the DRRF. The balance in the DRRF is projected to be used in 2001-02 to retire existing high-cost State-supported debt and increase pay-as-you-go financing of capital projects.

          Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

          Debt Limits and Outstanding Debt.  There are a number of methods by
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which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. Subsequent to that time, the State's general obligations have not been downgraded by S&P.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          Litigation.  Certain litigation pending against New York State or its
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officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (4) a challenge to the Governor's application of his constitutional line item veto authority.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

          From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

          Authorities.  The fiscal stability of New York State is related, in
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part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          New York City and Other Localities.  The fiscal health of the State
          ----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. Subsequent to that time, the City's general obligation bonds have not been downgraded by S&P.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

          On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance the rehabilitation of its infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity in fiscal year 2002, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

          Year 2000 Compliance.  To date, the State has experienced no
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significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

Investment Limitations
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          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval.

          No Fund may:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Taxable Funds might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; and except to the extent that purchase by the Tax-Exempt Money Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting; and except to the extent that purchase by the New York Tax-Exempt Money Fund of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

          2. Purchase or sell real estate, except that each Taxable Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and except that the Tax-Exempt Money Fund may invest in Municipal Securities secured by real estate or interests therein; and except that the New York Tax-Exempt Money Fund may invest in securities secured by real estate or interests therein;

          3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs; and

          4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitations might be considered to be the issuance of a senior security.

          Each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not:

          5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

          6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          7. Purchase securities on margin, make short sales of securities, or maintain a short position; and

          8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof.

          Each of the Money, Government Money and Treasury Money Funds may not:

          9. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Money Fund and the Government Money Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Money Fund and the Government Money Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

          10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

          11. Invest in companies for the purpose of exercising management or control;

          12. Invest more than 5% of a Fund's total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

          13. Purchase foreign securities; except the Money Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

          14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

          15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of a Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

          16. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          17. Knowingly invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

          The Tax-Exempt Money Fund may not:

          18. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          19. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

          20. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

          21. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions; and

          22. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

          The New York Tax-Exempt Money Fund may not:

          23. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          24. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or periods of unusual market conditions;

          25. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

          26. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

          The Treasury Money Fund may not:

          27. Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. government and securities issued by investment companies that invest in such obligations.

          In addition, the New York Tax-Exempt Money Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval. The New York Tax-Exempt Money Fund may not:

          28. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

          29. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

          30. Invest in companies for the purpose of exercising management or control; and

          31.  Invest more than 10% of its net assets in illiquid securities.

                            *          *          *

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

          In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          Notwithstanding Investment Limitations Nos. 17 and 20 above, the Companies intend to limit the Funds' investments in illiquid securities to 10% of each Fund's net (rather than total) assets.

          Notwithstanding the proviso in Investment Limitation No. 21, to the extent that the Tax-Exempt Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 21 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions.

          In order to obtain a rating from a rating organization, a Fund will comply with special investment limitations.


                        NET ASSET VALUE AND NET INCOME
                        ------------------------------

          The Companies use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

          The Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Companies' Boards of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Boards deem appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Boards of Directors will promptly consider what action, if any, should be initiated. If the Boards of Directors believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of the Company on the basis of their relative net assets.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

Distributor
-----------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares
------------------

          Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Companies' sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Institutional Shares may be purchased directly only by financial institutions ("Institutional Investors"). Retail Shares may be purchased directly by individuals ("Direct Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies.

          A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures
---------------------

          Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          Shares may be redeemed by an Investor by submitting a written request for redemption to:

          Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.) c/o Chase Global Funds Services Company
          P.O. Box 2798
          Boston, MA 02208-2798

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

          Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

Other Redemption Information
----------------------------

          Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

          The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Companies reserve the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Companies and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Companies may, in their discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                            ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Shares of any other portfolio of the Companies or for Shares of Excelsior Institutional Trust. Institutional Shares may be exchanged for Institutional Shares of any portfolio of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans
----------------

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

          Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program
----------------------------

          The Automatic Investment Program permits Investors to purchase Retail Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and Retail Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

Additional Information
----------------------

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------


          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $0.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $0.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of a Company's aggregate outstanding Shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of a Company's Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, each Company may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding common stock voting without regard to class.

          Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                          Position with the
                                          -----------------               Principal Occupation During Past
Name and Address                          Companies                       5 Years and Other Affiliations
----------------                          ---------                       ------------------------------
Frederick S. Wonham/1/                    Chairman of the Board,          Retired; Chairman of the Boards (since 1997), and
238 June Road                             President and Treasurer         President, Treasurer and Director (since 1995) of the
Stamford, CT 06903                                                        Companies; Chairman of the Boards (since 1997),
Age: 69                                                                   President, Treasurer and Trustee (since 1995) of
                                                                          Excelsior Funds and Excelsior Institutional Trust;
                                                                          Vice Chairman of U.S. Trust Corporation and U.S.
                                                                          Trust New York (from February 1990 until September
                                                                          1995); and Chairman, U.S. Trust Company (from March
                                                                          1993 to May 1997).

Rodman L. Drake                           Director                        Director of the Companies (since 1996); Trustee of
Continuation Investments Group, Inc.                                      Excelsior Institutional Trust and Excelsior Funds
1251 Avenue of the Americas                                               (since 1994); Director, Parsons Brinkerhoff, Inc.
9/th/ Floor                                                               (engineering firm) (since 1995); President,
New York, NY 10020                                                        Continuation Investments Group, Inc. (since 1997);
Age: 57                                                                   President, Mandrake Group (investment and consulting
                                                                          firm) (1994-1997); Chairman, MetroCashcard
                                                                          International, Inc. (since 1999); Director,
                                                                          Hotelivision, Inc. (since 1999); Director, Alliance
                                                                          Group Services, Inc. (since 1998); Director, Hyperion
                                                                          Total Return Fund, Inc. and three other funds for
                                                                          which Hyperion Capital Management, Inc. serves as
                                                                          investment adviser (since 1991); Co-Chairman, KMR
                                                                          Power Corporation (power plants) (from 1993 to 1996);
                                                                          Director, The Latin America Smaller Companies Fund,
                                                                          Inc. (from 1993 to 1998); Member of Advisory Board,
                                                                          Argentina Private Equity Fund L.P. (from 1992 to
                                                                          1996) and Garantia L.P. (Brazil) (from 1993 to 1996);
                                                                          and Director, Mueller Industries, Inc. (from 1992 to
                                                                          1994).

Joseph H. Dugan                           Director                        Retired; Director of the Companies (since 1984);
913 Franklin Lake Road                                                    Director of UST Master Variable Series, Inc. (from
Franklin Lakes, NJ 07417                                                  1994 to June 1997); and Trustee of Excelsior
Age: 75                                                                   Institutional Trust (since 1995).

____________________
/1/ This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

                                         Position with the               Principal Occupation During Past
                                         -----------------               --------------------------------
Name and Address                         Companies                        5 Years and Other Affiliations
----------------                         ---------                        ------------------------------
Wolfe J. Frankl                           Director                  Retired; Director of the Companies (since 1986);
2320 Cumberland Road                                                Director of UST Master Variable Series, Inc. (from
Charlottesville, VA 22901-7726                                      1994 to June 1997); Trustee of Excelsior
Age:  79                                                            Institutional Trust (since 1995); Director, Deutsche
                                                                    Bank Financial, Inc. (since 1989); Director, The
                                                                    Harbus Corporation (since 1951); and Trustee, HSBC
                                                                    Funds Trust and HSBC Mutual Funds Trust (since 1988).

Morrill Melton Hall, Jr.                  Director                  Director of the Companies (since July 30, 2000); Trustee
Comprehensive Health Services, Inc.                                 of Excelsior Institutional Trust (since July 30, 2000);
8229 Boone Blvd., Suite 700                                         Chief Executive Officer, Comprehensive Health Services,
Vienna, VA 22182                                                    Inc. (health care management and administration).
Age: 55

Jonathan Piel                             Director                  Director of the Companies (since 1996); Trustee of
558 E. 87th Street                                                  Excelsior Institutional Trust and Excelsior Funds
New York, NY 10128                                                  (since 1994); Vice President and Editor, Scientific
Age:  61                                                            American, Inc. (from 1986 to 1994); Director, Group
                                                                    for The South Fork, Bridgehampton, New York (since
                                                                    1993); and Member, Advisory Committee, Knight
                                                                    Journalism Fellowships, Massachusetts Institute of
                                                                    Technology (since 1984).

Robert A. Robinson                        Director                  Director of the Companies (since 1987); Director of
Church Pension Group                                                UST Master Variable Series, Inc. (from 1994 to June
445 Fifth Avenue                                                    1997); Trustee of Excelsior Institutional Trust
New York, NY 10017                                                  (since 1995); President Emeritus, The Church Pension
Age:  74                                                            Fund and its affiliated companies (since 1966);
                                                                    Trustee, H.B. and F.H. Bugher Foundation and Director
                                                                    of its wholly owned subsidiaries--- Rosiclear Lead
                                                                    and Flourspar Mining Co. and The Pigmy Corporation
                                                                    (since 1984); Director, Morehouse Publishing Co.
                                                                    (1974-1998); Trustee, HSBC Funds Trust and HSBC
                                                                    Mutual Funds Trust (since 1982); and Director,
                                                                    Infinity Funds, Inc. (since 1995).

Alfred C. Tannachion/2/                   Director                  Retired; Director of the Companies (since 1985);
6549 Pine Meadows Drive                                             Chairman of the Board of Excelsior Funds, Inc. and
Spring Hill, FL 34606                                               Excelsior Tax-Exempt Funds, Inc. (1991-1997) and
Age:  74                                                            Excelsior Institutional Trust (1996-1997); President
                                                                    and Treasurer of Excelsior Fund and Excelsior
                                                                    Tax-Exempt Fund (1994-1997) and Excelsior
                                                                    Institutional Trust (1996-1997); Chairman of the
                                                                    Board, President and Treasurer of UST Master Variable
                                                                    Series, Inc. (1994-1997); and Trustee of Excelsior
                                                                    Institutional Trust (since 1995).

W. Bruce McConnel, III                    Secretary                 Partner of the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Age:  57

____________________________

/2/ This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

                                         Position with the               Principal Occupation During Past
                                         -----------------               --------------------------------
Name and Address                         Companies                        5 Years and Other Affiliations
----------------                         ---------                        ------------------------------
Michael P. Malloy                         Assistant Secretary             Partner of the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Age:  41

Eddie Wang                                Assistant Secretary             Manager of Blue Sky Compliance, Chase Global Funds
Chase Global Funds Services Company                                       Services Company (November 1996 to present); and
73 Tremont Street                                                         Officer and Manager of Financial Reporting, Investors
Boston, MA 02108-3913                                                     Bank & Trust Company (January 1991 to November 1996).
Age:  39

Patricia M. Leyne                         Assistant Treasurer             Vice President, Senior Manager of Fund
Chase Global Funds Services Company                                       Administration, Chase Global Funds Services Company
73 Tremont Street                                                         (since August 1999); Assistant Vice President, Senior
Boston, MA 02108-3913                                                     Manager of Fund Administration, Chase Global Funds
Age:  33                                                                  Services Company (from July 1998 to August 1999);
                                                                          Assistant Treasurer, Manager of Fund Administration,
                                                                          Chase Global Funds Services Company (from November
                                                                          1996 to July 1998); Supervisor, Chase Global Funds
                                                                          Services Company (from September 1995 to November
                                                                          1996); Fund Administrator, Chase Global Funds
                                                                          Services Company (from February 1993 to September
                                                                          1995).


     Each director receives an annual fee of $9,000 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $4,000 from Excelsior Institutional Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $250 from Excelsior Institutional Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum from each of the foregoing Companies for services in such capacity. Prior to December 1999, each of Messrs. Drake, Piel and Wonham received $4,000 from Excelsior Funds plus a per-Company meeting fee of $250 and each of these persons was reimbursed for expenses incurred in attending meetings of Excelsior Funds. The Chairman of the Board of Excelsior Funds received $5,000 per annum for services in such capacity. In addition, Messrs. Drake, Piel and Robinson each receive $2,000 per annum for their services on Excelsior Funds, Inc.'s Nominating Committee. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Companies. The employees of CGFSC do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Companies. As of July 7, 2000, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.

     The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                                                                                       Total
                                                                                                    Compensation
                                                        Pension or                                   from the
                                                        Retirement                                   Companies
                                    Aggregate         Benefits Accrued       Estimated Annual         and Fund
Name of                         Compensation from        as Part of            Benefits Upon           Complex*
Person/Position                   the Companies        Fund Expenses            Retirement         Paid to Directors
---------------                   -------------        -------------            ----------         -----------------
Donald L. Campbell***
Director                              $18,000              None                    None               $22,000(3)**

Rodman L. Drake
Director                              $31,000              None                    None               $38,750(4)**

Joseph H. Dugan
Director                              $33,000              None                    None               $38,250(3)**

Wolfe J. Frankl
Director                              $30,000              None                    None               $35,000(3)**

Jonathan Piel
Director                              $34,000              None                    None               $42,000(4)**

Robert A. Robinson
Director                              $34,000              None                    None               $39,500(3)**

Alfred C. Tannachion
Director                              $33,000              None                    None               $38,250(3)**

Frederick S. Wonham
Chairman of the Board,
President and Treasurer               $43,000              None                    None               $52,000(4)**


-------------------------------
* The "Fund Complex" consists of the Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Institutional Trust, and, until December 15, 1999, Excelsior Funds.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

***  Donald L. Campbell resigned from the Boards of the Companies on July 31,
     2000.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U. S. Trust New York") and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

     Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds.

     For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each of the Money, Government Money and Tax-Exempt Money Funds; 0.30% of the Treasury Money Fund's average daily net assets; and 0.50% of the New York Tax-Exempt Money Fund's average daily net assets.

     From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time.

     For the fiscal years ended March 31, 2000, 1999 and 1998, the Companies paid the Adviser fees for advisory services as follows:

                                 Fiscal Year ended       Fiscal Year ended        Fiscal Year ended
                                   March 31, 2000          March 31, 1999           March 31, 1998
                                 -----------------       -----------------        -----------------
Money Fund                            $1,812,027              $1,475,748               $1,036,066

Government Money Fund                 $1,707,384              $1,381,779               $1,216,265

Treasury Money Fund                   $1,317,831              $1,403,045               $1,108,480

Tax-Exempt Money Fund                 $2,755,240              $2,696,982               $2,325,765

New York Tax-Exempt Money Fund        $1,599,304              $  277,593               $        0

     For the fiscal years ended March 31, 2000, 1999 and 1998, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                                  Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                                    March 31, 2000       March 31, 1999         March 31, 1998
                                  -----------------    -----------------      -----------------
Money Fund                            $1,182,749             $358,360                 $231,368

Government Money Fund                 $  273,569             $184,188                 $168,737

Treasury Money Fund                   $  100,084             $151,843                 $ 82,614

Tax-Exempt Money Fund                 $1,009,060             $827,107                 $627,413

New York Tax-Exempt Money Fund        $   39,686             $532,521                 $      0

     The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


     U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc. Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.

     CGFSC, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company (together, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. Prior to July 31,

2000, Federated Administrative Services, a subsidiary of Federated Services Company, served as the Funds' administrator. On July 31, 2000, Federated Services Company assumed all of its subsidiaries' rights and obligations under the Administration Agreement. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

     Prior to May 16, 1997, CGFSC, Federated Administrative Services, a subsidiary of Federated Services Company, and U.S. Trust New York served as the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' administrators pursuant to administration agreements substantially similar to the Administration Agreements currently in effect for the Funds.

     The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Companies and Excelsior Institutional Trust (except for the international portfolios of Excelsior Fund and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Institutional Trust) as follows:

                  Combined Aggregate Average Daily Net Assets
               of Excelsior Fund, Excelsior Tax-Exempt Fund and
                   Excelsior Institutional Trust (excluding
                the international portfolios of Excelsior Fund
                      and Excelsior Institutional Trust)
                      ----------------------------------

                                                            Annual Fee
                                                            ----------

First $200 million......................................      0.200%
Next $200 million.......................................      0.175%
Over $400 million.......................................      0.150%


     Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

     For the fiscal years ended March 31, 2000, 1999 and 1998, the fees paid by the Funds for administration services were as follows:

                                  Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                                    March 31, 2000       March 31, 1999         March 31, 1998
                                  -----------------    -----------------      -----------------
Money Fund                            $1,822,501           $1,122,463                $ 11

Government Money Fund                 $1,206,118           $  958,200                $172

Treasury Money Fund                   $  719,231           $  792,993                $  0

Tax-Exempt Money                      $2,291,147           $2,156,742                $  0

New York Tax-Exempt Money Fund        $  498,766           $  248,317                $  0

     For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators waived the following administration fees:

                                   Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                                     March 31, 2000       March 31, 1999         March 31, 1998
                                   -----------------    -----------------      -----------------
Money Fund                                  $  0           $  775,667                 $ 3

Government Money Fund                       $238           $  847,526                 $96

Treasury Money Fund                         $  0           $  607,458                 $ 0

Tax-Exempt Money Fund                       $  0           $1,807,345                 $ 0

New York Tax-Exempt Money Fund              $  0           $        0                 $ 0

Shareholder Organizations
-------------------------

     The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Retail Shares or Institutional Shares in consideration for a Fund's payment of not more than the annual rate of 0.40% or 0.15%, respectively, of the average daily net assets of the Fund's Retail Shares or Institutional Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Retail Shares or Institutional Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Retail Shares or Institutional Shares;
(d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

     The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

     Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

     For the fiscal year ended March 31, 2000, the Company made payments to Shareholder Organizations in the following amounts:

                                                     Amounts Paid to Affiliates
                                    Total Paid              of U.S. Trust
                                    ----------       --------------------------
Money Fund                          $1,182,749               $1,182,726

Government Money Fund               $  273,807               $  272,351

Treasury Money Fund                 $  100,084               $  100,083

Tax-Exempt Money Fund               $1,009,060               $1,009,057

New York Tax-Exempt Money Fund      $   39,686               $   39,676

     For the fiscal year ended March 31, 1999, the Company made payments to Shareholder Organizations in the following amounts:

                                                     Amounts Paid to Affiliates
                                      Total Paid             of U.S. Trust
                                      ----------     --------------------------

Money Fund                             $358,371                 $358,333

Government Money Fund                  $184,360                 $183,330

Treasury Money Fund                    $151,843                 $151,843

Tax-Exempt Money Fund                  $827,107                 $827,104

New York Tax-Exempt Money Fund         $  7,879                 $  7,879


     For the fiscal year ended March 31, 1998, the Company made payments to Shareholder Organizations in the following amounts:

                                                     Amounts Paid to Affiliates
                                      Total Paid             of U.S. Trust
                                      ----------     --------------------------

Money Fund                             $231,371                      $231,347

Government Money Fund                  $168,833                      $168,139

Treasury Money Fund                    $ 82,614                      $ 82,614

Tax-Exempt Money Fund                  $627,413                      $627,412

New York Tax-Exempt Money Fund         $      0                      $      0


Expenses
--------

     Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

     The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of the Chase Manhattan Corporation, serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8/th/ Floor, Brooklyn, NY 11245.

     U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services. U.S. Trust New York is located at 114 W. 47/th/ Street, New York, New York 10036.

     U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108-3913. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

     Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

     The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

     Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

     The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

     Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

     Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds.

When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

     The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2000, the Money Fund held one corporate bond issued by Morgan Stanley Dean Witter with a principal amount of $50,000,000 and commerical paper issued by Goldman Sachs Group, Inc. with a principal amount of $75,000,000.

                             INDEPENDENT AUDITORS
                             --------------------


     Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116 serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 2000 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Mr. Malloy, Assistant Secretary of the Companies, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Companies.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Generally
---------

     The following supplements the tax information contained in the Prospectus.

     For federal income tax purposes, each Fund is treated as a separate corporate entity, and has qualified and intends to continue to qualify as a regulated investment company. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."


     The Tax-Exempt Funds are not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenue derived by all users of such facilities (or who occupies more than 5% of the total usable area of such facilities) or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

     In order for the Tax-Exempt Funds to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Tax-Exempt Funds will notify their shareholders of the portion of the dividends paid by such Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Tax-Exempt Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Exempt Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Exempt Funds for such year.

     The Tax-Exempt Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Tax-Exempt Funds' investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional shares).

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Funds' distributions, if any, that are attributable to intent on federal securities or interest on securities of the particular state or localities within the state. For example, distributions from the New York Tax-Exempt Money Fund will generally be exempt from federal, New York State and New York City taxes.


                               YIELD INFORMATION
                               -----------------

     Each Fund may advertise its seven-day yield which refers to the income generated over a particular seven-day period identified in the advertisement by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also advertise their "effective yields" which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment.

     Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

     The standardized annualized seven-day yields for the Shares of the Funds are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund involved, having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each of the Funds includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all Shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, each Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

     From time to time, in advertisements, sales literature or in reports to shareholders, the yields of each Money Market Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of such a Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. The yields of the Taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

     Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

     The current yields for the Funds' Shares may be obtained by calling (800) 446-1012. For the seven-day period ended March 31, 2000, the annualized yields for Retail Shares of the Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund were 5.59%, 5.77%, 5.33%, 3.35% and 3.09%, respectively, and the effective yields for Retail Shares of such respective Funds were 5.74%, 5.94%, 5.47%, 3.41% and 3.14%.

     The "tax-equivalent" yield of the Tax-Exempt Money Fund is computed by:
(a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any of the yield that is not exempt from federal income tax. Tax-equivalent yields assume the payment of federal income taxes at a rate of 31%.

     The "tax-equivalent" yield of the New York Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from both federal and New York State income taxes by one minus a stated combined federal and New York State income tax rate; (b) dividing the portion of the yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. Tax-equivalent yields assume a federal income tax rate of 31%, a New York State and New York City marginal income tax rate of 10.21% and an overall tax rate taking into account the federal tax deduction for state and local taxes paid of 38.04%.

     Based on the foregoing calculation, the annualized tax-equivalent yield of the Retail Shares of the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund for the seven-day period ended March 31, 2000 were 4.94% and 5.07%.


                                CODE OF ETHICS
                                --------------

     The Funds, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                 MISCELLANEOUS
                                 -------------

     As used herein, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company.
In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

     As of July 7, 2000, U.S. Trust and its affiliates held of record substantially all of the Companies' outstanding Shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such Retail Shares.

     As of July 7, 2000, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that owned beneficially or of record 5% or more of the outstanding Shares of a Fund were as follows:
Treasury Money Fund: Longitude, Inc., 660 Madison Avenue, New York, New York 10021, 5.65%; New York Tax-Exempt Money Fund: Sara Wilford, c/o United States
              ------------------------------
Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 6.25%; Government Money Fund: Sweetheart Cup Company, Inc., Coll. Ac., c/o United States Trust Company of New York, 114 West 47/th/ Street, New York,

New York 10036, 15.77%; and Hillside Capital Incorporated, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 5.32%.

                             FINANCIAL STATEMENTS
                             --------------------

     The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 2000 (the "2000 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2000 Annual Reports are incorporated by reference herein. The financial statements included in the 2000 Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2000 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2000 Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard &Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         -PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         -"r" - The "r" highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     -N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; thier future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serves as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     -To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -"NR" indicates the Fitch IBCA does not rate the issuer or issue in question.

     -"Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     -RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                              Blended Equity Fund
                         Value and Restructuring Fund
                                Small Cap Fund
                             Large Cap Growth Fund
                                Technology Fund




                      STATEMENT OF ADDITIONAL INFORMATION




                                August 1, 2000



     This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Blended Equity, Value and Restructuring, Small Cap, Large Cap Growth and Technology Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated August 1, 2000 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
CLASSIFICATION AND HISTORY.................................................  1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............................    1
         Additional Investment Policies..................................    1
         Additional Information on Portfolio Instruments.................    2

INVESTMENT LIMITATIONS...................................................   13

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................   18
         Distributor.....................................................   18
         Purchase of Shares..............................................   19
         Redemption Procedures...........................................   20
         Other Redemption Information....................................   21

INVESTOR PROGRAMS........................................................   21
         Systematic Withdrawal Plan......................................   21
         Exchange Privilege..............................................   22
         Retirement Plans................................................   23
         Automatic Investment Program....................................   23
         Additional Information..........................................   24

DESCRIPTION OF CAPITAL STOCK.............................................   24

MANAGEMENT OF THE FUNDS..................................................   26
         Directors and Officers..........................................   26
         Investment Advisory and Administration Agreements...............   31
         Shareholder Organizations.......................................   34
         Expenses........................................................   36
         Custodian and Transfer Agent....................................   37

PORTFOLIO TRANSACTIONS...................................................   38

PORTFOLIO VALUATION......................................................   41

INDEPENDENT AUDITORS.....................................................   42

COUNSEL..................................................................   42

ADDITIONAL INFORMATION CONCERNING TAXES..................................   42

PERFORMANCE INFORMATION..................................................   43

CODE OF ETHICS.............................................................  47

MISCELLANEOUS..............................................................  47

FINANCIAL STATEMENTS.......................................................  48

APPENDIX A................................................................. A-1

                          CLASSIFICATION AND HISTORY
                          --------------------------

          Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." Each of the Funds (except the Technology Fund) offer two share classes, Shares which are discussed in this Statement of Additional Information ("SAI") and Advisory Shares which are discussed in a separate SAI. The Technology Fund offers only Shares. Prior to August 1, 1997, the Blended Equity Fund, Value and Restructuring Fund and Small Cap Fund were known as the Equity Fund, Business and Industrial Restructuring Fund and Early Life Cycle Fund, respectively.


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  -------------------------------------------

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Blended Equity, Value and Restructuring and Small Cap Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Large Cap Growth and Technology Funds may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

Additional Investment Policies
------------------------------

          Under normal market and economic conditions, each of the Blended Equity, Value and Restructuring, Small Cap and Large Cap Growth Funds will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. The Technology Fund will invest at least 65% of its total assets in equity securities of technology companies. Technology companies are those companies that are expected to benefit from the development, advancement and use of technology. These companies may be in a variety of industries, and may include computer hardware, software, electronic components and systems, telecommunications, internet, biotechnology, media and information services companies or other companies that use technology extensively in the development of new or improved products or processes. Normally, up to 35% of each Fund's total assets may be invested in other securities and instruments including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash and/or invest some or all of its assets in U.S. government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

          Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The Small Cap Fund emphasizes such companies. Certain securities owned by the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

          The Funds may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Funds may also enter into foreign currency exchange transactions for hedging purposes.

Additional Information on Portfolio Instruments
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          Options
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          The Value and Restructuring, Small Cap, Large Cap Growth and Technology Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Value and Restructuring, Small Cap, Large Cap Growth and Technology Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

          When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

          Repurchase Agreements
          ---------------------

          Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

          Futures Contracts and Related Options
          -------------------------------------

          Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Options on Futures Contracts
          ----------------------------

          Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

          When-Issued and Forward Transactions
          ------------------------------------

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Forward Currency Transactions
          -----------------------------

          Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Real Estate Investment Trusts
          -----------------------------

          Each Fund, other than the Technology Fund, may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject these Funds to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. As a shareholder in a REIT, each of these Funds would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses these Funds bear directly in connection with its own operations.

          Securities Lending
          ------------------

          To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          Money Market Instruments
          ------------------------

          All Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obligations (see investment limitation No. 22 below under "Investment Limitations." With respect to the Value and Restructuring, Small Cap, Large Cap and Technology Funds, this limitation may be changed by the Company's Board of Directors without shareholder approval). Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

          Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

          Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

          Government Obligations
          ----------------------

          All Funds may invest in U.S. government obligations, including U.S. Treasury Bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration.

          Debt Securities and Convertible Securities
          ------------------------------------------

          The Technology Fund may invest in investment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which the Technology Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Debt obligations rated in the lowest of the top four investment grade ratings ("Baa" by Moody's and "BBB" by S&P) are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. The Technology Fund will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities it holds if they are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign debt and convertible securities are generally unrated.

          Investment Company Securities
          -----------------------------

          Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

          Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Borrowing and Reverse Repurchase Agreements
          -------------------------------------------

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

          Illiquid Securities
          -------------------

          No Fund will knowingly invest more than 10% (15%, with respect to the Large Cap Growth and Technology Funds) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          Portfolio Turnover
          ------------------

          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate of the Technology Fund is not expected to exceed 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Investment Limitations
----------------------

          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval.

          The following investment limitations are fundamental with respect to each of the Funds. Each Fund may not:

          1. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) each of the Blended Equity, Value and Restructuring and Small Cap Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and
(iii)
the Large Cap Growth and Technology Funds may lend portfolio securities in accordance with their investment objectives and policies; and

          2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) with respect to the Blended Equity Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (ii) with respect to the Value and Restructuring and Small Cap Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government, (iii) with respect to the Large Cap Growth and Technology Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities, (iv) with respect to the Technology Fund, the Fund will concentrate its investments in the securities of technology companies; and (v) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          The following investment limitations are fundamental with respect to each of the Blended Equity, Value and Restructuring and Small Cap Funds. Each such Fund may not:

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

          5. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

          6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

          7. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.

          The following investment limitations are fundamental with respect to the Large Cap Growth Fund. The Fund may not:

          8. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

          9. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

          10. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

          11. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

          12. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          13. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

          The following investment limitations are fundamental with respect to the Technology Fund. The Fund may not:

          14. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge.

          15. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

          16. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

          17. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          18. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

          The following investment limitations are fundamental with respect to the Blended Equity and Technology Funds, but are operating policies with respect to the Value and Restructuring, Small Cap and Large Cap Growth Funds. No Fund may:

          19. Purchase securities on margin, make short sales of securities, or maintain a short position;

          20. Invest in companies for the purpose of exercising management or control; and

          21. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitations are fundamental with respect to the Blended Equity Fund. The Fund may not:

          22. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

          23. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

          24. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets;

          25. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

          26. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

          The following investment limitation is fundamental with respect to the Value and Restructuring and Small Cap Funds. The Value and Restructuring and Small Cap Funds may not:

          27. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit either Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) each Fund may enter into futures contracts and futures options.

                                     * * *

          In addition to the investment limitations described above, no Fund may invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

          The Value and Restructuring, Small Cap, Large Cap Growth and Technology Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Large Cap Growth and Technology Funds will not purchase portfolio securities while borrowings in excess of 5% of their total assets are outstanding. These investment policies may be changed by the Company's Board of Directors without shareholder approval.

          The Blended Equity Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

          Each Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain from entering into arbitrage transactions.

          For the purpose of Investment Limitation Nos. 4 and 16, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          The Blended Equity Fund may not purchase or sell commodities except as provided in Investment Limitation No. 26 above.

          In addition to the above investment limitations, the Technology Fund currently intends to refrain from entering into arbritage transactions.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

Distributor
-----------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares
------------------

          Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures
---------------------

          Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call
(617) 557-8280).

          Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

Other Redemption Information
----------------------------

          The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                            ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.


                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for shares of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans
----------------

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

          . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          .    Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program
----------------------------

          The Automatic Investment Program permits Investors to purchase shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

          The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information
----------------------

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 46 series of shares representing interests in 18 investment portfolios.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

          Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

          The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

          Certificates for shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional shares.

                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                                         Principal Occupation
                                          Position with                  During Past 5 Years and
Name and Address                          the Company                    Other Affiliations
----------------                          -----------                    ------------------
Frederick S. Wonham/1/                    Chairman of the                Retired; Chairman of the Boards (since
238 June Road                             Board, President               1997) and President, Treasurer and Director
Stamford, CT 06903                        and Treasurer                  (since 1995) of the Company and Excelsior
Age: 69                                                                  Tax-Exempt Funds, Inc.; Chairman of the
                                                                         Boards (since 1997), President, Treasurer
                                                                         and Trustee (since 1995) of Excelsior
                                                                         Funds and Excelsior Institutional Trust;
                                                                         Vice Chairman of U.S. Trust Corporation
                                                                         and U.S. Trust New York (from February
                                                                         1990 until September 1995); and Chairman,
                                                                         U.S. Trust Company (from March 1993 to
                                                                         May 1997).

Rodman L. Drake                           Director                       Director of the Company and Excelsior
Continuation Investments Group, Inc.                                     Tax-Exempt Funds, Inc. (since 1996);
1251 Avenue of the Americas                                              Trustee of Excelsior Institutional Trust
9th Floor                                                                and Excelsior Funds (since 1994); Director,
New York, NY 10020                                                       Parsons Brinkerhoff, Inc. (engineering
Age: 57                                                                  firm) (since 1995); President, Continuation
                                                                         Investments Group, Inc. (since 1997);
                                                                         President, Mandrake Group (investment and
                                                                         consulting firm) (1994-1997); Chairman,
                                                                         MetroCashcard International Inc. (since
                                                                         1999); Director, Hotelivision, Inc. (since
                                                                         1999); Director, Alliance Group Services,
                                                                         Inc. (since 1998); Director, Hyperion Total
                                                                         Return Fund, Inc. and three other funds for
                                                                         which Hyperion Capital Management, Inc.
                                                                         serves as investment adviser (since 1991);
                                                                         Co-Chairman, KMR Power Corporation (power
                                                                         plants) (from 1993 to 1996); Director, The
                                                                         Latin America Smaller Companies Fund, Inc.
                                                                         (from 1993 to 1998); Member of Advisory
                                                                         Board, Argentina Private Equity Fund L.P.
                                                                         (from 1992 to 1996) and Garantia L.P.
                                                                         (Brazil) (from 1993 to 1996); and Director,
                                                                         Mueller Industries, Inc. (from 1992 to
                                                                         1994).

          ____________________

1 This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

                                                                         Principal Occupation
                                          Position with                  During Past 5 Years and
Name and Address                          the Company                    Other Affiliations
----------------                          -----------                    ------------------
Joseph H. Dugan                           Director                       Retired; Director of the Company and
913 Franklin Lake Road                                                   Excelsior Tax-Exempt Fund (since 1984);
Franklin Lakes, NJ 07417                                                 Director of UST Master Variable Series,
Age: 75                                                                  Inc. (from 1994 to June 1997); and Trustee
                                                                         of Excelsior Institutional Trust (since
                                                                         1995).

Wolfe J. Frankl                           Director                       Retired; Director of the Company and
2320 Cumberland Road                                                     Excelsior Tax-Exempt Funds, Inc. (since
Charlottesville, VA 22901-7726                                           1986); Director of UST Master Variable
Age: 79                                                                  Series, Inc. (from 1994 to June 1997);
                                                                         Trustee of Excelsior Institutional Trust
                                                                         (since 1995); Director, Deutsche Bank
                                                                         Financial, Inc. (since 1989); Director,
                                                                         The Harbus Corporation (since 1951);
                                                                         and Trustee, HSBC Funds Trust and
                                                                         HSBC Mutual Funds Trust (since 1988).

Morrill Melton Hall, Jr.                  Director                       Director of the Company and Excelsior
Comprehensive Health Services, Inc.                                      Tax-Exempt Funds, Inc. (since July 30, 2000);
8229 Boone Blvd., Suite 700                                              Trustee of Excelsior Institutional Trust
Vienna, VA 22182                                                         (since July 30, 2000); Chief Executive Officer,
Age: 55                                                                  Comprehensive Health Services, Inc. (health
                                                                         care management and administration).

Jonathan Piel                             Director                       Director of the Company and Excelsior
558 E. 87th Street                                                       Tax-Exempt Funds, Inc. (since 1996);
New York, NY 10128                                                       Trustee of Excelsior Institutional Trust
Age: 61                                                                  and Excelsior Funds (since 1994); Vice
                                                                         President and Editor, Scientific American,
                                                                         Inc. (from 1986 to 1994); Director, Group
                                                                         for The South Fork, Bridgehampton, New
                                                                         York (since 1993); and Member, Advisory
                                                                         Committee, Knight Journalism Fellowships,
                                                                         Massachusetts Institute of Technology
                                                                         (since 1984).

Robert A. Robinson                        Director                       Director of the Company and Excelsior
Church Pension Group                                                     Tax-Exempt Funds, Inc. (since 1987);
445 Fifth Avenue                                                         Director of UST Master Variable Series,
New York, NY  10016                                                      Inc. (from 1994 to June 1997); Trustee of
Age: 74                                                                  Excelsior Institutional Trust (since 1995);
                                                                         President Emeritus, The Church Pension Fund
                                                                         and its affiliated companies (since 1966);
                                                                         Trustee, H.B. and F.H. Bugher Foundation
                                                                         and Director of its wholly owned
                                                                         subsidiaries -- Rosiclear Lead and
                                                                         Flourspar Mining Co. and The Pigmy
                                                                         Corporation (since 1984); Director,
                                                                         Morehouse Publishing Co. (1974-1998);
                                                                         Trustee, HSBC Funds Trust and HSBC Mutual
                                                                         Funds Trust (since 1982); and Director,
                                                                         Infinity Funds, Inc. (since 1995).

                                                                         Principal Occupation
                                          Position with                  During Past 5 Years and
Name and Address                          the Company                    Other Affiliations
----------------                          -----------                    ------------------
Alfred C. Tannachion/2/                   Director                       Retired; Director of the Company and
6549 Pine Meadows Drive                                                  Excelsior Tax-Exempt Funds, Inc. (since
Spring Hill, FL 34606                                                    1985); Chairman of the Board of the Company
Age: 74                                                                  and Excelsior Tax-Exempt Funds, Inc.
                                                                         (1991-1997) and Excelsior Institutional
                                                                         Trust (1996-1997); President and Treasurer
                                                                         of Excelsior Funds, Inc. and Excelsior
                                                                         Tax-Exempt Funds, Inc. (1994-1997) and
                                                                         Excelsior Institutional Trust (1996-1997);
                                                                         Chairman of the Board, President and
                                                                         Treasurer of UST Master Variable Series,
                                                                         Inc. (1994-1997); and Trustee of Excelsior
                                                                         Institutional Trust (since 1995).

W. Bruce McConnel, III                    Secretary                      Partner of the law firm of Drinker
One Logan Square                                                         Biddle & Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 57

Michael P. Malloy                         Assistant Secretary            Partner of the law firm of Drinker Biddle &
One Logan Square                                                         Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 41

Eddie Wang                                Assistant                      Manager of Blue Sky Compliance, Chase
Chase Global Funds                        Secretary                      Global Funds Services Company (November
 Services Company                                                        1996 to present); and Officer and Manager
73 Tremont Street                                                        of Financial Reporting, Investors Bank &
Boston, MA 02108-3913                                                    Trust Company (January 1991 to November
Age: 39                                                                  1996).

Patricia M. Leyne                         Assistant                      Vice President, Senior Manager of Fund
Chase Global Funds                        Treasurer                      Administration, Chase Global Funds Services
  Services Company                                                       Company (sine August 1999); Assistant Vice
73 Tremont Street                                                        President, Senior Manager of Fund
Boston, MA 02108-3913                                                    Administration, Chase Global Funds Services
Age: 33                                                                  Company (from July 1998 to August 1999);
                                                                         Assistant Treasurer, Manager of Fund
                                                                         Administration, Chase Global Funds Services
                                                                         Company (from November 1996 to July 1998);
                                                                         Supervisor, Chase Global Funds Services
                                                                         Company (from September 1995 to November
                                                                         1996); Fund Administrator, Chase Global
                                                                         Funds Services Company (from February
                                                                         1993 to September 1995).

          ______________________
2 This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

          Each director receives an annual fee of $9,000 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $4,000 from Excelsior Institutional Trust plus a meeting fee of $1,500 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $250 from Excelsior Institutional Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum from each of the foregoing Companies for services in such capacity. Prior to December 1999, each of Messrs. Drake, Piel and Wonham received $4,000 from Excelsior Funds plus a per-Company meeting fee of $250 and each of these persons was reimbursed for expenses incurred in attending meetings of Excelsior Funds. The Chairman of the Board of Excelsior Funds received $5,000 per annum for services in such capacity. In addition, Messrs. Drake, Piel and Robinson each receive $2,000 per annum for their services on the Company's Nominating Committee. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Company. The employees of CGFSC do not receive any compensation from the Company for acting as officers of the Company. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Company. As of July 7, 2000, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

          The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.

                                                                                        Total
                                            Pension or                               Compensation
                         Aggregate          Retirement           Estimated         from the Company
                        Compensation     Benefits Accrued         Annual              and Fund
Name of                     from            as Part of         Benefits Upon          Complex*
Person/Position         the Company        Fund Expenses         Retirement       Paid to Directors
---------------         -----------        -------------         ----------       -----------------
Donald L. Campbell***
Director                   $ 9,000              None                None               $22,000(3)**

Rodman L. Drake
Director                   $15,500              None                None               $38,750(4)**

Joseph H. Dugan
Director                   $16,500              None                None               $38,250(3)**

Wolfe J. Frankl
Director                   $15,000              None                None               $35,000(3)**

Jonathan Piel
Director                   $17,000              None                None               $42,000(4)**

Robert A. Robinson
Director                   $17,000              None                None               $39,500(3)**

Alfred C. Tannachion
Director                   $16,500              None                None               $38,250(3)**

Frederick S. Wonham
Chairman of the Board,
President and Treasurer    $21,500              None                None               $52,000(4)**

____________________
* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, and, until December 15, 1999,
    Excelsior Funds.
** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Donald L. Campbell resigned as a director of the Companies as of July 31, 2000.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Blended Equity, Value and Restructuring and Small Cap Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for such Funds.

          For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each of the Large Cap Growth Funds, 0.60% of the average daily net assets of each of the Value and Restructuring and Small Cap Funds and 1.00% of the average daily net assets of the Technology Fund. For services provided to the Blended Equity Fund, the Adviser is entitled, as of August 1, 2000, to a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets on assets up to $1 billion; 0.70% of average daily net assets on the next $500 million; and 0.65% of average daily net assets on assets of $1.5 billion or more. Prior to August 1, 2000, the Adviser was entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets.

          From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Company paid the Adviser fees for advisory services as follows:

                              Fiscal Year ended       Fiscal Year ended        Fiscal Year ended
                                March 31, 2000          March 31, 1999           March 31, 1998
                              -----------------       -----------------        -----------------
Blended Equity Fund                $5,744,728             $4,320,430                $3,139,705

Value and Restructuring Fund       $3,997,358             $2,624,874                $1,163,708

Small Cap Fund                     $  279,608             $  241,815                $  320,547

Large Cap Growth Fund              $2,299,892             $  803,946                $   65,472

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                                            Fiscal Year ended         Fiscal Year ended         Fiscal Year ended
                                              March 31, 2000            March 31, 1999            March 31, 1998
                                            -----------------         -----------------         -----------------
Blended Equity Fund                             $379,382                  $360,040                   $332,044

Value and Restructuring Fund                    $829,279                  $639,405                   $ 84,739

Small Cap Fund                                  $ 67,988                  $ 51,882                   $ 41,845

Large Cap Growth Fund                           $178,145                  $ 44,157                   $ 16,680

          Since the Technology Fund had not commenced investment operations as of March 31, 2000, no advisory fees or fee waivers have been provided.

          The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


          U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.

          CGFSC, Federated Services Company (an affiliate of the
Distributor) and U.S. Trust Company (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. Until July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as the Company's administrator. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services, a subsidiary of Federated Services Company, and U.S. Trust New York served as the Company's administrators pursuant to an administration agreement substantially similar to the Administration Agreement currently in effect for the Company.

          The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Tax-Exempt Fund and Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (except for the international portfolios of the Company and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Company and Excelsior Institutional Trust) as follows:

                  Combined Aggregate Average Daily Net Assets
                 of the Company, Excelsior Tax-Exempt Fund and
                   Excelsior Institutional Trust (excluding
                  the international portfolios of the Company
                      and Excelsior Institutional Trust)
                      ----------------------------------
                                                                  Annual Fee
                                                                  ----------

First $200 million........................................          0.200%
Next $200 million.........................................          0.175%
Over $400 million.........................................          0.150%

          Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the fees paid by the Funds for administration services were as follows:

                                            Fiscal Year ended     Fiscal Year ended     Fiscal Year ended
                                              March 31, 2000       March 31, 1999        March 31, 1998
                                           -------------------   -------------------   -------------------
Blended Equity Fund                             $1,238,650            $  952,859            $  707,403

Value and Restructuring Fund                    $1,034,523            $  712,300            $  315,023

Small Cap Fund                                  $   74,865            $   74,865            $   92,358

Large Cap Growth Fund                           $  485,030            $  171,488            $   16,759

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators waived the following administration fees:

                                            Fiscal Year ended     Fiscal Year ended     Fiscal Year ended
                                              March 31, 2000       March 31, 1999        March 31, 1998
                                           -------------------   -------------------   -------------------
Blended Equity Fund                             $  3,789              $  1,957              $    834

Value and Restructuring Fund                    $190,210              $120,091              $  3,331

Small Cap Fund                                  $     24              $     28              $     52

Large Cap Growth Fund                           $ 17,645              $  1,525                   N/A

          Since the Technology Fund had not commenced investment operations as of March 31, 2000, no administration fees or fee waivers have been provided.

Shareholder Organizations
-------------------------

          The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40%, (0.25% with respect to the Technology Fund), of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares;
(b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer;
(e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

          The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

          For the fiscal year ended March 31, 2000, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                  Total Paid               Of U.S. Trust
                                  ----------               -------------
Blended Equity Fund               $  383,171                $  357,558

Value and Restructuring Fund      $1,019,489                $  269,466

Small Cap Fund                    $   68,012                $   67,857

Large Cap Growth Fund             $  195,790                $  117,152

          For the fiscal year ended March 31, 1999, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid             of U.S. Trust
                                     ----------             -------------

Blended Equity Fund                   $234,639                $223,499

Value and Restructuring Fund          $759,496                $215,581

Small Cap Fund                        $ 51,910                $ 51,808

Large Cap Growth Fund                 $ 45,682                $ 36,963

          For the fiscal year ended March 31, 1998, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid             of U.S. Trust
                                     ----------             -------------

Blended Equity Fund                   $182,660                $175,989

Value and Restructuring Fund          $ 88,070                $ 55,667

Small Cap Fund                        $ 41,897                $ 41,636

Large Cap Growth Fund                 $  1,501                $  1,501

          Since the Technology Fund had not commenced investment operations as of March 31, 2000, no payments made to Shareholder Organizations or payments made to affiliates of U.S. Trust have been provided.

Expenses
--------

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

                  The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

                  U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to:
(i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services. U.S. Trust New York is located at 114 W. 47th Street, New York, New York 10036.

                  U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108-3913. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Company for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.

                            PORTFOLIO TRANSACTIONS
                            ----------------------

                  Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

                  The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for the Fund's portfolio turnover rates.

                  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

                  During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund as shown in the table below:

                                                                                    % of Total
                                                                                    Amount of
                                                     Total                        Transaction on
                                                   Brokerage      % of Total          which
                                      Total       Commissions     Commissions      Commissions
                                    Brokerage       Paid to       Paid to UST      were paid to
                                   Commissions     Affiliated      Securities     UST Securities
                                      Paid          Persons         Corp./1/         Corp./1/
                                      ----          -------         --------         --------
Fiscal year ended March 31, 2000:
--------------------------------
Blended Equity Fund                  $287,171          $0              0               0

Value and Restructuring Fund         $994,939          $0              0               0

Small Cap Fund                       $138,144          $0              0               0

Large Cap Growth Fund                $153,754          $0              0               0

                                                                                    % of Total
                                                                                    Amount of
                                                     Total                        Transaction on
                                                   Brokerage      % of Total          which
                                      Total       Commissions     Commissions      Commissions
                                    Brokerage       Paid to       Paid to UST      were paid to
                                   Commissions     Affiliated      Securities     UST Securities
                                      Paid          Persons         Corp./1/         Corp./1/
                                      ----          -------         --------         --------
Fiscal year ended March 31, 1999:
--------------------------------

Blended Equity Fund                   $288,573        $  0               0%                0%

Value and Restructuring Fund          $278,966        $525            0.19%             0.24%

Small Cap Fund                        $248,422        $  0               0%                0%

Large Cap Growth Fund                 $ 89,509        $  0               0%                0%


Fiscal year ended March 31, 1998:
--------------------------------

Blended Equity Fund                   $288,470        $     0            0%                0%

Value and Restructuring Fund          $412,406        $26,847         6.51%             7.74%

Small Cap Fund                        $131,936        $     0            0%                0%

Large Cap Growth Fund                 $ 25,680        $     0            0%                0%

____________________________________

/1/  UST Securities Corporation is an affiliate of the Adviser.

                  Since the Technology Fund had not commenced investment activities as of March 31, 2000, no brokerage commissions have been provided.

                  Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

                  The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

                  In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

                  Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

                  During the fiscal year ended March 31, 2000, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

        Fund                     Amount of Transactions       Related Commission
        ----                     ----------------------       ------------------

Blended Equity Fund                    $287,171                    $  1,037
Value and Restructuring Fund           $994,939                    $266,103
Small Cap Fund                         $138,144                    $ 36,981
Large Cap Growth Fund                  $153,754                    $ 13,758


                  Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

                  Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                  To the extent that the Technology Fund effects brokerage transactions with any broker-dealer affiliated directly or indirectly with U.S. Trust, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Technology Fund.


                  The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2000, the following Funds held the following securities of the Company's regular brokers or dealers or their parents: The Large Cap Fund held 130,000 shares of common stock of Morgan Stanley Dean Witter & Co.; the Blended Equity Fund held 465,388 shares of common stock of Morgan Stanley Dean Witter & Co. and 29,687 shares of common stock of Bank of America Corp.; and the Value and Restructuring Fund held 315,000 shares of common stock of Morgan Stanley Dean Witter & Co. and 260,000 shares of common stock of Chase Manhattan Corp.


                              PORTFOLIO VALUATION
                              -------------------

                  Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Company's Board of Directors.

                  Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund's shares. The Company's administrators have undertaken to price the securities in the Funds' portfolio, and may use one or more independent pricing services in connection with this service.


                             INDEPENDENT AUDITORS
                             --------------------

                  Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116 , serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 2000 are incorporated by reference in this Statement of Additional Information have been audited by Ernst Young LLP, for the periods included in their reports thereon which appear therein.

                                    COUNSEL
                                    -------
                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, and Mr. Malloy, Assistant Secretary of the Company, are partners), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Company.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

                  The following supplements the tax information contained in the Prospectus.

                  For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

                  Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

                  The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                            PERFORMANCE INFORMATION
                            -----------------------

                  The Funds may advertise the "average annual total return" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                   ERV /1/n/
                               T = [(-----) - 1]
                                       P

                  Where:       T =    average annual total return.

                               ERV=            ending redeemable value
                                               of a hypothetical $1,000
                                               payment made at the
                                               beginning of the 1, 5 or 10
                                               year (or other) periods at
                                               the end of the applicable
                                               period (or a fractional
                                               portion thereof).

                               P =    hypothetical initial payment of $1,000.

                               n =    period covered by the computation,
                                      expressed in years.

                  Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                    Aggregate Total Return = [(------)] - 1
                                                 P

                  The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Based on the foregoing calculations, the average annual total returns for each Fund other than the Technology Fund for the fiscal year ended March 31, 2000 and the average annual total returns for the 5-year and 10-year periods ended March 31, 2000, were as follows:

                                                  Average Annual Total Returns

                               For the Year Ended   For the 5 Year Ended    For the 10 Year Ended
                                    3/31/00                3/31/00                3/31/00
                               ------------------   -------------------     ---------------------
Blended Equity Fund                  22.90%                25.52%                   18.75%

Value and Restructuring Fund*        42.41%                28.79%                     N/A

Small Cap Fund*                      65.91%                12.33%                     N/A

Large Cap Growth Fund**              32.73%                49.04%                     N/A

____________________________

  *  Commenced operations on December 31, 1992
  ** Commenced operations on October 1, 1997

                  Based on the foregoing calculations, the aggregate annual total returns for each Fund other than the Technology Fund for the 5-year, 10-year and since inception periods ended March 31, 2000, were as follows:

                                                           Aggregate Annual Total Returns

                                                                                                For the Since
                                   For the 5 Years Ended      For the 10 Years Ended        Inception Period Ended
                                          3/31/00                     3/31/00                      3/31/00
                                   ---------------------      ----------------------        -----------------------
Blended Equity Fund                       211.53%                     457.46%                     1110.59%

Value and Restructuring Fund*             254.30%                       N/A                        449.93%

Small Cap Fund*                            78.83%                       N/A                        157.47%

Large Cap Growth Fund                       N/A                         N/A                        171.14%


  *    Commenced operations on December 31, 1992.
  **   Commenced operations on October 1, 1997.

                  The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

                  The total return of shares of a Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. The total return of the Funds (other than the Technology Fund) also may be compared to the Standard & Poor's 500 Stock Index ("S&P 500"), an unmanaged index of common stocks of 500 companies, most of which are listed on the Exchange, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal
                     ----- --------  ------  --------  --- ---- ------ -------
and The New York Times, or in publications of a local or regional nature, may
    --- --- ---- -----
also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including, without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                  Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance.


                                CODE OF ETHICS
                                --------------

                  The Fund, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.


                                 MISCELLANEOUS
                                 -------------

                  As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

                  As of July 7, 2000, U.S. Trust and its affiliates held of record substantially all of the Funds' outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

                  As of July 7, 2000, the name, address and percentage ownership of each person that owned beneficially or of record 5% or more of the outstanding shares of a Fund were as follows: BLENDED EQUITY FUND: U.S. Trust
                                              -------------------
Retirement Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 8.86%; and U.S. Trust Company of New York, Trustee, FBO U.S. Trust Plan, Attn: Sandra Woolcock, 4380 SW Macadam Ave., Suite 450, Portland, Oregon 97201, 5.47%; VALUE AND
                                    ---------

RESTRUCTURING FUND: Charles Schwab & Co., Inc., Special Custody A/C for Attn:
------------------
Mutual Funds, 101 Montgomery Street, San Francisco, California 94104, 27.59%, SMALL CAP FUND U.S. Trust Retirement Fund, c/o United States Trust Company of
--------------
New York, 114 West 47/th/ Street, New York, New York 10036, 10.83%; TECHNOLOGY
                                                                    ----------
FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York,
----
114 West 47/th/ Street, New York, New York 10036, 16.61%.

                             FINANCIAL STATEMENTS
                             --------------------

                  The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2000 (the "2000 Annual Report") for each Fund other than the Technology Fund are incorporated in this Statement of Additional Information by reference. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2000 Annual Report and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2000 Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard &Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         -PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         -"r" - The "r" highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     -N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; thier future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serves as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     -To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -"NR" indicates the Fitch IBCA does not rate the issuer or issue in question.

     -"Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     -RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                              International Fund
                              Latin America Fund
                               Pacific/Asia Fund
                               Pan European Fund
                             Emerging Markets Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 2000



     This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the International, Latin America, Pacific/Asia, Pan European and Emerging Markets Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated August 1, 2000 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.


     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
CLASSIFICATION AND HISTORY................................................   1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............................   1
     Foreign Investment Risks.............................................   1
     Additional Investment Policies.......................................   4
     Additional Information on Portfolio Instruments......................   7
     Investment Limitations...............................................  20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................  23
     Distributor..........................................................  23
     Purchase of Shares...................................................  24
     Redemption Procedures................................................  25
     Other Redemption Information.........................................  26

INVESTOR PROGRAMS.........................................................  26
     Systematic Withdrawal Plan...........................................  26
     Exchange Privilege...................................................  27
     Retirement Plans.....................................................  28
     Automatic Investment Program.........................................  28
     Additional Information...............................................  29

DESCRIPTION OF CAPITAL STOCK..............................................  29

MANAGEMENT OF THE FUNDS...................................................  31
     Directors and Officers...............................................  31
     Investment Advisory and Administration Agreements....................  36
     Shareholder Organizations............................................  39
     Expenses.............................................................  41
     Custodian and Transfer Agent.........................................  41

PORTFOLIO TRANSACTIONS....................................................  42

PORTFOLIO VALUATION.......................................................  45

INDEPENDENT AUDITORS......................................................  45

COUNSEL...................................................................  45

ADDITIONAL INFORMATION CONCERNING TAXES...................................  46
     Generally............................................................  46

PERFORMANCE INFORMATION...................................................  47

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
CODE OF ETHICS............................................................  50

MISCELLANEOUS.............................................................  50

FINANCIAL STATEMENTS......................................................  51

APPENDIX A................................................................ A-1

                          CLASSIFICATION AND HISTORY
                          --------------------------

          Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland Corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." Prior to August 1, 1997, the Latin America Fund was known as the Emerging Americas Fund.


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  -------------------------------------------

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the International, Latin America, Pacific/Asia and Pan European Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Emerging Markets Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

Foreign Investment Risks
------------------------

          Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

          Investing in securities of issuers located in developing or emerging market countries may impose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

          Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

          Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions and registrar companies are located throughout Russia. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

          From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

          Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund's shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

          The Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems, including high inflation rates and high interest rates. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

          The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely. Certain countries in the region are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries. Certain countries in the region also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. The Pacific/Asia Fund may be particularly sensitive to changes in the economies of certain countries in the Pacific/Asia region resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Additional Investment Policies
------------------------------

          In determining the preferred allocation of investments of the Funds among various geographic regions and countries, the Adviser will consider, among other things, regional and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing interest rates, the historical patterns of government regulation of the economy and the outlook for currency relationships.

          The International Fund does not intend to have, at any time, a specified percentage of its assets invested either for growth or for income, and all or any portion of its assets may be allocated among these two components based on the Adviser's analysis of the prevailing market conditions. Although the Fund will seek to realize its investment objective primarily through investments in foreign equity securities, it may, from time to time, assume a defensive position by allocating all or any portion of its assets to foreign debt obligations. While there are no prescribed limits on geographic distribution, the Fund will normally include in its portfolio securities of issuers collectively having their principal business in no fewer than three foreign countries.

          The countries in which the International Fund may invest, include but are not limited to: Japan, France, the United Kingdom & Possessions, Italy, Germany, Switzerland, the Netherlands, Australia, Singapore, Sweden, Canada, Ireland, Thailand, Spain, Portugal, Hong Kong, Israel, Argentina, Chile, Hungary, India, Philippines and Portugal.

          Under normal circumstances, each of the Latin America, Pacific/Asia and Pan European Funds (collectively, the "Regional Funds") will invest at least 65% of its total assets in securities of issuers based in its targeted region.
A company is "based in" a region if it derives more than half of its assets, revenues or profits from such region. The Regional Funds currently do not expect to invest more than 25% of their total assets in the securities issued by any single foreign government. Any such investment would subject the particular Regional Fund to the risks presented by investing in securities of such foreign government to a greater extent than it would if that Fund's assets were not so concentrated.

          The countries in which the Pacific/Asia Fund may invest, include but are not limited to: Japan, Singapore, Hong Kong, Australia, South Korea, Thailand, New Zealand, Philippines, and India. The countries in which the Latin America Fund may invest, include but are not limited to: Mexico, Brazil, Argentina, Chile, Peru, and Brazil. The countries in which the Pan European Fund may invest, include but are not limited to: France, the United Kingdom & Possessions, Italy, Germany, the Netherlands, Switzerland, Sweden, Ireland, Spain, Portugal, Croatia, Finland, Poland, and Turkey.

          Under normal market and economic conditions, at least 75% of the International and each Regional Fund's assets will be invested in foreign securities. Foreign securities include common stock, preferred stock, securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities, as well as shares of U.S. registered investment companies that invest primarily in foreign securities. Foreign debt securities purchased by a Fund may include obligations issued in the Eurocurrency markets and obligations of foreign governments and their political subdivisions. In addition, each Fund may invest in U.S. government obligations, including the when-issued securities of such issuers, and obligations issued by U.S. companies which are either denominated in foreign currency and sold abroad or, if denominated in U.S. dollars, payment on which is determined by reference to some other foreign currency.

          Convertible and non-convertible debt securities purchased by the International and Regional Funds will be rated "investment grade" (i.e., classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P")) or, if unrated, determined by the Adviser to be of comparable quality. Debt obligations rated in the lowest of the top four "investment grade" ratings ("Baa" by Moody's and "BBB" by S&P) are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Each Fund will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities it holds if they are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign securities are generally unrated. In purchasing foreign equity securities, the Adviser will look generally to established foreign companies. Each Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Funds' portfolio transactions will be effected in the primary trading market for the given security.

          Under normal conditions, at least 65% of the Emerging Markets Fund's total assets will be invested in emerging country equity securities. While there are no prescribed limited on its geographic distribution, the Fund will normally invest in securities of issuers from at least three different emerging countries. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, and sponsored and unsponsored depository receipts and other similar instruments. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The countries in which the Fund may invest include, but are not limited to: Argentina; Botswana; Brazil; Chile; China; Colombia; Ghana; Greece; Hong Kong; Hungary; India; Indonesia; Israel; Jamaica; Jordan; Kenya; Malaysia; Mexico; Morocco; Nigeria; Pakistan; Peru; Philippines; Poland; Portugal; Russia; South Africa; South Korea; Sri Lanka; Taiwan; Thailand; Turkey; Venezuela; and Zimbabwe.

          As markets in other countries develop, the Emerging Markets Fund may expand and further diversify the emerging countries in which it invests. The Fund generally intends to invest only in securities in countries where the currency is freely convertible to U.S. dollars.

          An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

          To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of its assets may be invested in: (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; (iii) short-term medium-term debt securities; and (iv) other securities described below under "Additional Information on Portfolio Instruments." When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

          Additional risks associated with lower-rated fixed income securities are (a) the relative youth and growth of the market for such securities, (b) the relatively low trading market liquidity for the securities, (c) the impact that legislation may have on the high-yield bond market (and, in turn, on the Fund's net asset value and investment practices), (d) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

          Under unusual economic and market conditions, each Fund may restrict the securities markets in which its assets are invested and may invest all or a major portion of its assets in U.S. government obligations or in U.S. dollar-denominated securities of U.S. companies. During normal market conditions, up to 25% of each Fund's assets may also be held on a continuous basis in cash or invested in U.S. money market instruments to meet redemption requests or to take advantage of emerging investment opportunities.

Additional Information on Portfolio Instruments
-----------------------------------------------

     Forward Currency Transactions
     -----------------------------

          Each Fund will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. The Adviser does not expect to hedge positions as a routine investment technique, but anticipates hedging principally with respect to specific transactions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

     Gold Bullion
     ------------

          Each Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Funds at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Company's Board of Directors to best reflect its fair value. For purpose of determining net asset value, gold held by a Fund, if any, will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Funds can look only to price appreciation for a return on such investments.

     Money Market Instruments
     ------------------------

          "Money market instruments" which may be purchased by each Fund in accordance with its policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance

Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

          Investments by a Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

          Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

     Repurchase Agreements
     ---------------------

          Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed below under "Illiquid Securities."

          The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

          The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Securities Lending
     ------------------

          To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Government Obligations
     ----------------------

          Examples of the types of U.S. government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     Options
     -------

          The Regional Funds and Emerging Markets Fund may purchase put and call options for hedging purposes or to increase total return. Such purchases would be in an amount not exceeding 5% of each Fund's net assets. Such options may or may not be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation, and may relate to particular securities, various stock or bond indices or foreign currencies. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

          Purchase of options is a highly specialized activity which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security or the value of a foreign currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or currency, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities or currency. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          In addition, each Fund, including the International Fund, may engage in writing covered call options (options on securities owned by such Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a U.S. or foreign exchange and may or may not be issued by Options Clearing Corporation. The aggregate value of the securities subject to options written by a Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

          When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

     Futures Contracts and Related Options
     -------------------------------------

          Each Fund may invest in futures contracts and related options. Each Fund may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          The Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. In addition, a Fund may enter into futures transactions in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contracts is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of each Fund's total assets may be hedged.

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on Futures Contracts
     ----------------------------

          Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

     When-Issued and Forward Transactions
     ------------------------------------

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Brady Bonds
     -----------

          The Latin America and Emerging Markets Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

     ADRs, EDRs and GDRs
     -------------------

          Each Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as

Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

          Each Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

     World Equity Benchmark Shares(SM)
     --------------------------------

          Each Fund may invest up to 5% of its total assets in World Equity Benchmark Shares(SM) issued by The Foreign Fund, Inc. ("WEBS"), closed-end funds and similar securities of other issuers. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International ("MSCI") indices for specific countries. Because the expense associated with an investment in WEBS may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, U.S. Trust believes that investments in WEBS may provide a cost-effective means of diversifying a Fund's assets across a broad range of equity securities.

          The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand of WEBS on the exchanges on which they are traded. To date, WEBS have traded at relatively modest discounts and premiums to their net assets values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchanges necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's Shares could be adversely affected.

     Investment Company Securities
     -----------------------------

          Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund may also purchase shares of investment companies investing primarily in foreign securities, including so called "country funds," which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS. The Regional Funds will limit their investments in such funds to those funds which invest in the appropriate regions in light of their respective investment policies. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, a Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.


          Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Borrowing and Reverse Repurchase Agreements
     -------------------------------------------

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

     Illiquid Securities
     -------------------

          No Fund will knowingly invest more than 10% (15%, with respect to the Emerging Markets Fund) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          The Emerging Markets Fund may also purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

     Portfolio Turnover
     ------------------

          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a

Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

     Miscellaneous
     -------------

          The International and Regional Funds may not invest in oil, gas or mineral leases.


Investment Limitations
----------------------

          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval.

          The following investment limitations are fundamental with respect to each Fund. A Fund may not:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

          3. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

          4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

          5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) with respect to the International Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (b) with respect to the Latin America, Pacific/Asia, Pan European and Emerging Markets Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          6. Make loans, except that (i) a Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) each of the International, Latin America, Pacific/Asia and Pan European Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Emerging Markets Fund may lend portfolio securities in accordance with its investment objective and policies.

          The following investment limitations are fundamental with respect to the International Fund, but are operating policies with respect to the Latin America, Pacific/Asia, Pan European and Emerging Markets Funds. Each Fund may not:

          7. Purchase securities on margin, make short sales of securities, or maintain a short position;

          8. Invest in companies for the purpose of exercising management or control; and

          9. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitations are fundamental with respect to the International Fund. The International Fund may not:

          10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies;

          11. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

          12. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion; and

          13. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

          The following investment limitation is fundamental with respect to the International, Latin America, Pacific/Asia and Pan European Funds. Each of such Funds may not:

          14. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes). The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.

          The following investment limitation is fundamental with respect to the Latin America, Pacific/Asia, Pan European and Emerging Markets Funds. Each of such Funds may not:

          15. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) a Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

          The Emerging Markets Fund may not:

          16. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


                                  *    *    *

          In addition to the investment limitations described above, as a matter of fundamental policy for each Fund which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

          The International Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          In addition to the above investment limitations, each Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain entering into arbitrage transactions.

          The International Fund may not purchase or sell commodities except as provided in Investment Limitation No. 12 above.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

Distributor
-----------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares
------------------

          Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures
---------------------

          Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2% redemption fee is charged on certain redemptions. See the prospectus for further details. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

          Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

Other Redemption Information
----------------------------

          The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                                 ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.


                                 INVESTOR PROGRAMS
                                 -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for Shares of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. However, certain exchanges are subject to a 2% redemption fee. See "Redemption Procedures." In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans
----------------

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          .         IRAs (including "rollovers" from existing retirement plans)
               for individuals and their spouses;

          .         Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          .         Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program
----------------------------

          The Automatic Investment Program permits Investors to purchase shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

          The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information
----------------------

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.


                          DESCRIPTION OF CAPITAL STOCK
                          ----------------------------

          The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 46 series of shares representing interests in 18 investment portfolios.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

          Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

          The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

          Certificates for shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional shares.

                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:


                                           Position with the             Principal Occupation During Past 5 years
Name and Address                           Company                       and Other Affiliations
----------------                           -------                       ----------------------

Frederick S. Wonham/1/                     Chairman of the Board,        Retired; Chairman of the Boards (since
238 June Road                              President and Treasurer       1997), and President, Treasurer and
Stamford, CT 06903                                                       Director (since 1995) of the Company and
Age: 69                                                                  Excelsior Tax-Exempt Funds, Inc.; Chairman
                                                                         of the Boards (since 1997), President,
                                                                         Treasurer and Trustee (since 1995) of
                                                                         Excelsior Funds and Excelsior Institutional
                                                                         Trust; Vice Chairman of U.S. Trust
                                                                         Corporation and U.S. Trust New York (from
                                                                         February 1990 until September 1995); and
                                                                         Chairman, U.S. Trust Company (from March
                                                                         1993 to May 1997).



Rodman L. Drake                           Director                       Director of the Company and Excelsior
Continuation Investments Group, Inc.                                     Tax-Exempt Funds, Inc. (since 1996);
1251 Avenue of the Americas, 9/th/ Floor                                 Trustee of Excelsior Institutional Trust
New York, NY 10020                                                       and Excelsior Funds (since 1994);
Age:  57                                                                 Director, Parsons Brinkerhoff, Inc.
                                                                         (engineering firm) (since 1995);
                                                                         President, Continuation Investments Group,
                                                                         Inc. (since 1997); President, Mandrake
                                                                         Group (investment and consulting firm)
                                                                         (1994 - 1997); Chairman, MetroCashcard
                                                                         International, Inc. (since 1999);
                                                                         Director, Hotelvision, Inc. (since 1999);
                                                                         Director, Alliance Group Services, Inc.
                                                                         (since 1998); Director, Hyperion Total
                                                                         Return Fund, Inc. and three other funds
                                                                         for which Hyperion Capital Management,
                                                                         Inc. serves as investment adviser (since
                                                                         1991); Co-Chairman, KMR Power Corporation
                                                                         (power plants) (from 1993 to 1996);
                                                                         Director, The Latin America Smaller
                                                                         Companies Fund, Inc. (1993-1998); Member
                                                                         of Advisory Board, Argentina Private
                                                                         Equity Fund L.P. (from 1992 to 1996) and
                                                                         Garantia L.P. (Brazil) (from 1993 to
                                                                         1996); and Director, Mueller

_______________________________

/1/    This director is considered to be an "interested person" of the Company as difined in the 1940 Act.


                                              Position with the        Principal Occupation During Past 5 years
Name and Address                              Company                  and Other Affiliations
----------------                              -------                  ----------------------

                                                                       Industries, Inc. (from 1992 to 1994).

Joseph H. Dugan                               Director                 Retired; Director of the Company and
913 Franklin Lake Road                                                 Excelsior Tax-Exempt Funds, Inc. (since
Franklin Lakes, NJ 07417                                               1984); Director of UST Master Variable
Age:  75                                                               Series, Inc. (from 1994 to June 1997); and
                                                                       Trustee of Excelsior Institutional Trust
                                                                       (since 1995).

Wolfe J. Frankl                               Director                 Retired; Director of
2320 Cumberland Road                                                   the Company and Excelsior
Charlottesville, VA 22901-7726                                         Tax-Exempt Funds, Inc. (since 1986);
Age: 79                                                                Director of UST Master
                                                                       Variable Series, Inc. (from 1994 to June
                                                                       1997); Trustee of Excelsior Institutional
                                                                       Trust (since 1995); Director, Deutsche
                                                                       Bank Financial, Inc. (since 1989);
                                                                       Director, The Harbus Corporation (since
                                                                       1951); and Trustee, HSBC Funds Trust and
                                                                       HSBC Mutual Funds Trust (since 1988).

Morrill Melton Hall, Jr.                      Director                 Director of the Company and Excelsior
Comprehensive Health Services, Inc.                                    Tax-Exempt Funds, Inc. (since July 30, 2000);
8229 Boone Blvd., Suite 700                                            Trustee of Excelsior Institutional Trust
Vienna, VA 22182                                                       (since July 30, 2000); Chief Executive Officer,
Age: 55                                                                Comprehensive Health Services, Inc. (health care
                                                                       management and administration).

Jonathan Piel                                 Director                 Director of the Company and Excelsior
558 E. 87th Street                                                     Tax-Exempt Funds, Inc. (since 1996);
New York, NY 10128                                                     Trustee of Excelsior Institutional Trust
Age:  61                                                               and Excelsior Funds  (since 1994); Vice
                                                                       President and Editor, Scientific American,
                                                                       Inc. (from 1986 to 1994); Director, Group
                                                                       for The South Fork, Bridgehampton, New
                                                                       York (since 1993); and Member, Advisory
                                                                       Committee, Knight Journalism Fellowships,
                                                                       Massachusetts Institute of Technology
                                                                       (since 1984).

Robert A. Robinson                            Director                 Director of the Company and Excelsior
Church Pension Group                                                   Tax-Exempt Funds, Inc. (since 1987);
445 Fifth Avenue                                                       Director of UST Master Variable Series,
New York, NY 10016                                                     Inc. (from 1994 to June 1997); Trustee of
Age: 74                                                                Excelsior Institutional Trust (since
                                                                       1995); President Emeritus, The Church
                                                                       Pension Fund and its affiliated companies
                                                                       (since 1966); Trustee, H.B. and F.H.
                                                                       Bugher Foundation and Director of its
                                                                       wholly owned subsidiaries - Rosiclear Lead
                                                                       and Flourspar Mining Co. and The Pigmy
                                                                       Corporation (since 1984); Director,
                                                                       Morehouse Publishing Co. (1974 - 1998);
                                                                       Trustee, HSBC Funds Trust and HSBC Mutual
                                                                       Funds Trust (since 1982); and Director,
                                                                       Infinity Funds, Inc. (since 1995).

                                  Position with the        Principal Occupation During Past 5 years
Name and Address                  Company                  and Other Affiliations
----------------                  -------                  ----------------------
Alfred C. Tannachion/2/           Director                 Retired; Director of the Company and
6549 Pine Meadows Drive                                    Excelsior Tax-Exempt Funds, Inc. (since
Spring Hill, FL 34606                                      1985); Chairman of the Board of the
Age: 74                                                    Company and Excelsior Tax-Exempt Funds,
                                                           Inc. (1991-1997) and Excelsior
                                                           Institutional Trust (1996-1997); President
                                                           and Treasurer of the Company and Excelsior
                                                           Tax-Exempt Funds, Inc. (1994-1997) and
                                                           Excelsior Institutional Trust (1996-1997);
                                                           Chairman of the Board, President and
                                                           Treasurer of UST Master Variable Series,
                                                           Inc. (1994-1997); and Trustee of Excelsior
                                                           Institutional Trust (since 1995).

W. Bruce McConnel, III            Secretary                Partner of the law firm of Drinker Biddle
One Logan Square                                           & Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 57

Michael P. Malloy                 Assistant Secretary      Partner of the law firm of Drinker Biddle
One Logan Square                                           & Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 41

Eddie Wang                        Assistant Secretary      Manager of Blue Sky Compliance, Chase
Chase Global Funds                                         Global Funds Services Company (November
 Services Company                                          1996 to present); and Officer and Manager
73 Tremont Street                                          of Financial Reporting, Investors Bank &
Boston, MA 02108-3913                                      Trust Company (January 1991 to November
Age: 39                                                    1996).

__________________
/2/ This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

                                  Position with the        Principal Occupation During Past 5 years
Name and Address                  Company                  and Other Affiliations
----------------                  -------                  ----------------------
Patricia M. Leyne                 Assistant Treasurer      Vice President, Senior Manager of Fund
Chase Global Funds                                         Administration, Chase Global Funds
 Services Company                                          Services Company (since August 1999);
73 Tremont Street                                          Assistant Vice President, Senior Manager
Boston, MA 02108-3913                                      of Fund Administration, Chase Global Funds
Age: 33                                                    Services Company (from July 1998 to August
                                                           1999); Assistant Treasurer, Manager of
                                                           Fund Administration, Chase Global Funds
                                                           Services Company (from November 1996 to
                                                           July 1998); Supervisor, Chase Global Funds
                                                           Services Company (from September 1995 to
                                                           November 1996); Fund Administrator, Chase
                                                           Global Funds Services Company (from
                                                           February 1993 to September 1995).


          Each director receives an annual fee of $9,000 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $4,000 from Excelsior Institutional Trust plus a meeting fee of $1,500 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $250 from Excelsior Institutional Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum from each of the foregoing Companies for services in such capacity. Prior to December 1999, each of Messrs. Drake, Piel and Wonham received $4,000 from Excelsior Funds plus a per-Company meeting fee of $250 and each of these persons was reimbursed for expenses in attending meetings of Excelsior Funds. The Chairman of the Board of Excelsior Funds received $5,000 per annum for services in such capacity. In addition, Messrs. Drake, Piel and Robinson each receive $2,000 per annum for their services on the Company's Nominating Committee. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Company. The employees of CGFSC do not receive any compensation from the Company for acting as officers of the Company. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Company. As of July 7, 2000, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

          The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.

                                             Pension or
                                             Retirement                   Total
                                              Benefits   Estimated     Compensation
                                             Accrued as    Annual    from the Company
                              Aggregate       Part of     Benefits       and Fund
        Name of           Compensation from     Fund        Upon      Complex* Paid
    Person/Position          the Company      Expenses   Retirement    to Directors
    ---------------          -----------      --------   ----------  ----------------
Donald L. Campbell***               $ 9,000     None        None        $22,000 (3)**
Director

Rodman L. Drake                     $15,500     None        None        $38,750 (4)**
Director

Joseph H. Dugan                     $16,500     None        None        $38,250 (3)**
Director

Wolfe J. Frankl                     $15,000     None        None        $35,000 (3)**
Director

Jonathan Piel                       $17,000     None        None        $42,000 (4)**
Director

Robert A. Robinson                  $17,000     None        None        $39,500 (3)**
Director

Alfred C. Tannachion                $16,500     None        None        $38,250 (3)**
Director

Frederick S. Wonham                 $21,500     None        None        $52,000 (4)**
Chairman of the Board,
President and Treasurer

___________________

* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund, Excelsior Institutional Trust, and, until December 15, 1999, Excelsior Funds.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Donald L. Campbell resigned as a director of the Companies on July 31, 2000.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company (together with U. S. Trust New York, "U. S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the International, Latin America, Pacific/Asia and Pan European Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for such Funds.

          For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of each of the International, Latin America, Pacific/Asia and Pan European Funds, and 1.25% of the average daily net assets of the Emerging Markets Fund.

          From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Company paid the Adviser fees for advisory services as follows:

                              Fiscal Year ended     Fiscal Year ended        Fiscal Year ended
                               March 31, 2000         March 31, 1999          March 31, 1998
                              -----------------     -----------------        -----------------
International Fund               $2,603,367             $1,935,661              $1,591,051

Latin America Fund               $  157,606             $  374,039              $  870,385

Pacific/Asia Fund                $  578,324             $  255,375              $  686,528

Pan European Fund                $1,404,984             $1,868,811              $1,536,067

Emerging Markets Fund            $   82,834             $   62,908              $    3,355

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                              Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                               March 31, 2000       March 31, 1999         March 31, 1998
                              -----------------    -----------------      -----------------
International Fund                 $295,860             $203,778               $134,671

Latin America Fund                 $ 18,635             $ 40,751               $ 94,398

Pacific/Asia Fund                  $ 56,097             $ 26,291               $ 67,740

Pan European Fund                  $ 94,989             $142,822               $119,690

Emerging Markets Fund              $ 36,469             $ 11,666               $  8,751

          The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that
U. S. Trust New York and U. S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


          U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.


          CGFSC, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. Until July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as administrator of the Company. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.


          Prior to May 16, 1997, CGFSC, Federated Administrative Services, a subsidiary of Federated Services Company and U.S. Trust New York served as the Company's administrators pursuant to an administrative agreement substantially similar to the Administration Agreement currently in effect for the Company.

          For the services provided to the Funds, the Administrators are jointly entitled to a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Fund. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the fees paid by the Funds for administration services were as follows:

                              Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                               March 31, 2000       March 31, 1999         March 31, 1998
                              -----------------    -----------------      -----------------
International Fund                 $579,280             $427,509               $344,846

Latin America Fund                 $ 33,846             $ 81,572               $190,906

Pacific/Asia Fund                  $124,990             $ 56,059               $150,789

Pan European Fund                  $297,627             $397,805               $330,551

Emerging Markets Fund              $ 19,041             $ 11,814               $  1,957

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators waived the following administration fees:

                              Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                               March 31, 2000       March 31, 1999         March 31, 1998
                              -----------------    -----------------      -----------------
International Fund                 $  565               $  379                 $344,846

Latin America Fund                 $1,441               $1,386                 $190,906

Pacific/Asia Fund                  $1,439               $  274                 $150,789

Pan European Fund                  $2,368               $4,522                 $330,551

Emerging Markets Fund              $    0               $    0                 $  1,957

Shareholder Organizations
-------------------------

          The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection wit Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

          The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

          For the fiscal year ended March 31, 2000, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid              of U.S. Trust
                                     ----------              -------------
International Fund                     $296,425                   $292,668

Latin America Fund                     $ 20,076                   $ 13,070

Pacific/Asia Fund                      $ 57,536                   $ 46,289

Pan European Fund                      $ 96,428                   $ 85,585

Emerging Markets Fund                  $  8,098                   $  8,098

          For the fiscal year ended March 31, 1999, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid              of U.S. Trust
                                     ----------              -------------

International Fund                     $204,157                   $202,445

Latin America Fund                     $ 42,137                   $ 34,396

Pacific/Asia Fund                      $ 26,565                   $ 24,951

Pan European Fund                      $147,344                   $121,644

Emerging Markets Fund                  $ 11,666                   $ 11,666

          For the fiscal year ended March 31, 1998, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid             of U.S. Trust
                                     ----------             -------------
International Fund                     $134,970                  $133,194

Latin America Fund                     $ 96,449                  $ 86,789

Pacific/Asia Fund                      $ 67,805                  $ 67,453

Pan European Fund                      $120,297                  $117,511

Emerging Markets Fund                  $    994                  $    994

Expenses
--------

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets.
Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8/th/ Floor, Brooklyn, NY 11245.

          U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services. U.S. Trust New York is located at 114 W. 47/th/ Street, New York, New York 10036.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Company for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.

                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for the Funds' portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

          During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund, as shown in the table below:

                                                               For the Fiscal Year Ended March 31:
Fund                                                           2000              1999         1998
----                                                           ----              ----         ----
International Fund...............................            $746,459          $562,633     $456,367
Latin America Fund...............................            $ 81,899          $198,226     $529,715
Pacific/Asia Fund................................            $668,524          $257,407     $470,122
Pan/European Fund................................            $383,252          $563,583     $384,700
Emerging Markets Fund............................            $ 57,760          $ 35,265     $ 15,112

          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

          The Investment Advisory Agreements between the Company and U.S. Trust provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause a Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion.
Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by U.S. Trust and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to U.S. Trust in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to U.S. Trust in carrying out its obligations to the Funds.

           During the fiscal year ended March 31, 2000, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

       Fund            Amount of Transactions  Related Commission
       ----            ----------------------  ------------------

International Fund             $731,390             $12,903
Latin America Fund             $ 81,899             $14,632
Pacific/Asia Fund              $668,524             $31,107
Pan European Fund              $378,832             $ 1,162
Emerging Markets Fund          $ 57,760             $   431

          Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for each Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by U.S. Trust. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which U.S. Trust believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, U.S. Trust may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2000, the Funds did not hold any securities of the Company's regular brokers or dealers or their parents.

                              PORTFOLIO VALUATION
                              -------------------

          The Funds' portfolio securities, which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors.

          A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. An option, futures or foreign currency futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. A forward currency contract is valued based on the last published forward currency rate which reflects the duration of the contract and the value of the underlying currency. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion.

          The Company's administrators have undertaken to price the securities in each Fund's portfolio, and may use one or more independent pricing services in connection with this service.


                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston MA 02116 serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the fiscal year ended March 31, 2000 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, and Mr. Malloy, Assistant Secretary of the Company, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Company.

                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Generally
---------

          The following supplements the tax information contained in the Prospectus.

          For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

     If the International Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and/or foreign taxes.


                            PERFORMANCE INFORMATION
                            -----------------------

          The Funds may advertise the "average annual total return" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                              T = [(ERV/1/n/) - 1]
                                    --------
                                       P

               Where:    T =    average annual total return.

                         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                         P =    hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in years.

          Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                Aggregate Total Return = [(ERV) - 1]
                                           ---
                                           P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          Based on the foregoing calculations, the average annual total returns for the period from the commencement of operations (December 31, 1992) until March 31, 2000 and the one- and five-year periods ended March 31, 2000 for each of the Funds were as follows:

                                                Average Annual Total Returns
                                                                              For the Period from
                          For the Year Ended      For the 5 Years Ended     December 31, 1992 until
                                3/31/00                  3/31/00                    3/31/00
                         ---------------------   ---------------------------------------------------
International Fund              60.30%                    17.42%                     9.80%

Latin America Fund              54.52%                    8.87%                      5.06%

Pacific/Asia Fund               79.88%                    8.85%                      11.06%

Pan European Fund               42.77%                    21.33%                     17.23%

Emerging Markets Fund*          82.77%                     N/A                        N/A

*Commenced operation on January 2, 1998

          Based on the foregoing calculations, the aggregate annual total returns for the period from the commencement of operations (December 31, 1992) until March 31, 2000 and the one- and five-year periods ended March 31, 2000 for each of the Funds were as follows:

                                               Aggregate Annual Total Returns
                                                                             For the Period from
                                                                               Commencement of
                         For the 5-Years           For the 10 Years           Operations until
                          Ended 3/31/00             Ended 3/31/00                  3/31/00
                        -----------------         ------------------        ---------------------
International Fund           123.19%                    154.59%                    230.50%

Latin America Fund            52.93%                       N/A                      43.04%

Pacific/Asia Fund             52.88%                       N/A                      57.96%

Pan European Fund            162.90%                       N/A                     216.51%

Emerging Markets Fund*          N/A                        N/A                       7.46%

*Commenced operation on January 2, 1998

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return of shares of a Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal
                     ----- --------  ------  --------  --- ---- ------ -------
and The New York Times, or in publications of a local or regional nature, may
    --- --- ---- -----
also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance.


                                CODE OF ETHICS
                                --------------

          The Fund, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.


                                 MISCELLANEOUS
                                 -------------

          As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 7, 2000, U.S. Trust and its affiliates held of record substantially all of the Funds' outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 7, 2000, the name, address and percentage ownership of each person that owned beneficially or of record 5% or more of the outstanding shares of a Fund was as follows: INTERNATIONAL FUND: U.S. Trust Retirement Fund, c/o
                          ------------------
United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 7.34%; LATIN AMERICA FUND: U.S. Trust Retirement Fund, c/o United
                   ------------------
States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 5.82%; Charles Schwab & Co. Inc., Special Custody A/C for, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, California 94104, 6.87%; EMERGING
                                                                      --------
MARKETS FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New
------------
York, 114 West 47/th/ Street, New York, New York 10036, 12.71%; Dan G. Weiden, IMA, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 5.16%.

                             FINANCIAL STATEMENTS
                             --------------------

          The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2000 (the "2000 Annual Report") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP whose reports thereon also appear in the 2000 Annual Report and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2000 Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard &Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         -PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         -"r" - The "r" highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     -N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; thier future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serves as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     -To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -"NR" indicates the Fitch IBCA does not rate the issuer or issue in question.

     -"Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     -RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                       Energy and Natural Resources Fund
                               Real Estate Fund




                      STATEMENT OF ADDITIONAL INFORMATION




                                August 1, 2000





          This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Energy and Natural Resources Fund and Real Estate Fund (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated August 1, 2000 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

          The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
CLASSIFICATION AND HISTORY...................................................................................    1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................................................    1
         Investment Philosophy and Strategies................................................................    1
         Additional Investment Policies -- Energy and Natural Resources Fund.................................    1
         Additional Investment Policies -- Real Estate Fund..................................................    3
         Additional Information on Portfolio Instruments.....................................................    5
         Investment Limitations..............................................................................   16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................................................   19
         Distributor.........................................................................................   19
         Purchase of Shares..................................................................................   19
         Redemption Procedures...............................................................................   20
         Other Redemption Information........................................................................   21

INVESTOR PROGRAMS............................................................................................   22
         Systematic Withdrawal Plan..........................................................................   22
         Exchange Privilege..................................................................................   23
         Retirement Plans....................................................................................   23
         Automatic Investment Program........................................................................   24
         Additional Information..............................................................................   24

DESCRIPTION OF CAPITAL STOCK.................................................................................   24

MANAGEMENT OF THE FUNDS......................................................................................   27
         Directors and Officers..............................................................................   27
         Investment Advisory and Administration Agreements...................................................   31
         Shareholder Organizations...........................................................................   35
         Expenses............................................................................................   37
         Custodian and Transfer Agent........................................................................   37

PORTFOLIO TRANSACTIONS.......................................................................................   38

PORTFOLIO VALUATION..........................................................................................   41

INDEPENDENT AUDITORS.........................................................................................   42

COUNSEL......................................................................................................   42

ADDITIONAL INFORMATION CONCERNING TAXES......................................................................   42

PERFORMANCE INFORMATION......................................................................................   43

CODE OF ETHICS...............................................................................................   48

MISCELLANEOUS................................................................................................   48

FINANCIAL STATEMENTS.........................................................................................   48

APPENDIX A...................................................................................................   A-1

                          CLASSIFICATION AND HISTORY
                          --------------------------

          Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." Prior to August 18, 1997, the Energy and Natural Resources Fund was known as the Long-Term Supply of Energy Fund.


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  -------------------------------------------

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of the Energy and Natural Resources Fund may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Real Estate Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

Investment Philosophy and Strategies
------------------------------------

          In managing investments for the Funds, the Adviser follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. Its approach begins with the conviction that all worthwhile investments are grounded in value. The Adviser believes that an investor can identify fundamental values that eventually should be reflected in market prices, such that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

          The Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership.

Additional Investment Policies -- Energy and Natural Resources Fund
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          Under normal market conditions, at least 65% of the Energy and Natural Resources Fund's total assets will be invested in the securities of companies that are in the energy and other natural resources groups of industries. Energy and natural resources encompass a number of traditional industry classifications, including among others: mining of metals, coal and other minerals; oil and gas extraction; production of petroleum, coal and newer resources such as geothermal and solar energy; pipeline companies; and agricultural industries including crops, livestock, and forestry and timberland. Normally, investments in energy companies will constitute a substantial portion of these investments, and at least 25% of the Fund's total assets will be invested in crude oil, petroleum and natural gas companies. This policy reflects the

Adviser's belief that these hydrocarbon resources represent the primary component of world energy needs. However, the amount may be reduced if there are changes in governmental regulations, world economic and political events, exploration or production spending, supply, demand or prices of crude oil, petroleum, natural gas or other energy sources, and in the Adviser's opinion, such changes would have an adverse affect on the securities of such companies.

          The Fund's concentration in companies that are in the energy and other natural resources groups of industries subjects it to certain risks. The value of equity securities of such companies will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved. Furthermore, the values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, inflationary pressures and rising interest rates may affect the demand for certain natural resources such as timber. Accordingly, the Fund may shift its emphasis from one natural resources industry to another depending on prevailing trends or developments.

          As noted above, the Fund expects to invest a substantial portion of its assets in energy companies. Energy-related investments are affected generally by supply, demand, and other competitive factors for the companies' specific products and services. They are also affected by unpredictable factors such as the supply and demand for oil, gas, electricity and other energy sources, prices of such energy sources, exploration and production spending, governmental regulation, and world economic and political events. In addition, utilities firms in the energy field are subject to a variety of factors affecting the public utilities industries, including: difficulty obtaining adequate returns on invested capital which are typically subject to the control and scrutiny of public service commissions; restrictions on operations and increased costs and delays as a result of environmental considerations; costs of and ability to secure financing for large construction and development projects; difficulties in obtaining secure energy resources; the uncertain effects of conservation efforts; and a variety of issues concerning financing, governmental approval and environmental aspects of nuclear power facilities.

          The Fund may invest up to 35% of its total assets in gold and other precious metal bullion and coins ("precious metals"). Precious metals will only be bought from and sold to banks (both U.S. and foreign), and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for the Fund it they cannot be bought or sold in an active market. Any bullion or coins purchased by the Fund will be delivered to and stored with a qualified custodian bank in the United States. Investors should be aware that precious metals do not generate income, offering only the potential for capital appreciation and depreciation, and may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of securities. Investments relating to precious metals are considered speculative.

          In addition to its authority to purchase precious metals, the Fund may invest to a significant degree in companies in the precious metals industry. Investments related to precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors, including: changes in inflation or expectations regarding inflation in various countries; currency fluctuations; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals. Under current federal tax law, the Fund would fail to qualify as a regulated investment company if its gains from the sale or other disposition of precious metals were to exceed 10% of the Fund's annual gross income. Therefore, this limitation may cause the Fund to hold or sell precious metals or securities when it would not otherwise be advantageous to do so.

          At present, South Africa, the United States, Australia, Canada and the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union) are the five major producers of gold bullion. Therefore, political and economic conditions in these and other gold-producing countries may pose certain risks to the Fund's investments in gold and gold-related companies. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the various governments involved.

Additional Investment Policies -- Real Estate Fund
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          Under normal market conditions, at least 65% of the Real Estate Fund's total assets will be invested in companies principally engaged in the real estate business, such as real estate investment trusts ("REITs"), real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that such company has at least 50% of its assets in such real estate.

          It is expected that the Fund will invest a majority of its assets in shares of REITs during normal market and economic conditions. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

          REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

          Although the Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

          Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

          While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

          Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

          Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

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          Under normal market and economic conditions, the Energy and Natural Resources and Real Estate Funds will invest at least 65% of their total assets in common stock, preferred stock and securities convertible into common stock. Normally, up to 35% of each

Fund's total assets may be invested in other securities and instruments including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash and/or invest some or all of its assets in U.S. government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

          Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. Certain securities owned by the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

          The Funds may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. The Energy and Natural Resources Fund may also invest in sponsored and unsponsored European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Additional Information on Portfolio Instruments
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          Options
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          The Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

          When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

          Repurchase Agreements
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          Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

          Futures Contracts and Related Options
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          Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Options on Futures Contracts
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          Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

          When-Issued and Forward Transactions
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          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Forward Currency Transactions
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          Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

     Securities Lending
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          To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          Money Market Instruments
          ------------------------

          The Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obligations (see investment limitation No. 17 below under "Investment Limitations"). Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

          Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

          Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

          Government Obligations
          ----------------------

          Each Fund may invest in U.S. government obligations, including U.S. Treasury Bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration.

          Investment Company Securities
          -----------------------------

          Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.


          Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Borrowing and Reverse Repurchase Agreements
          -------------------------------------------

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

          Illiquid Securities
          -------------------

          Neither Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          Portfolio Turnover
          ------------------

          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Investment Limitations
----------------------

          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval.

          The following investment limitations are fundamental with respect to each of the Funds. Each Fund may not:

          1. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) the Energy and Natural Resources Fund may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Real Estate Fund may lend portfolio securities in accordance with its investment objective and policies; and

          2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) with respect to the Energy and Natural Resources Fund, there is no limitation with respect to securities of companies in the energy and other natural resources groups of industries or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) with respect to the Real Estate Fund: (a) the Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, (b) there is no limitation with respect to securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          The following investment limitations are fundamental with respect to the Energy and Natural Resources Fund. The Fund may not:

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

          5. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

          6. Purchase or sell commodities or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may, in accordance with its investment objective and policies, (i) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments, (ii) enter into commodity futures contracts and other futures contracts, (iii) enter into options on commodities and futures contracts, (iv) invest in gold and other precious metal bullion and coins, and
(v) enter into forward contracts on foreign currencies and precious metals; and

          7. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.

          The following investment limitations are operating policies with respect to the Energy and Natural Resources Fund. The Fund may not:

          1. Purchase securities on margin, make short sales of securities, or maintain a short position;

          2. Invest in companies for the purpose of exercising management or control; and

          3. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitations are fundamental with respect to the Real Estate Fund. The Fund may not:

          1. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

          2. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

          3. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

          4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          5. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

          The following investment limitations are operating policies with respect to the Real Estate Fund. The Fund may not:

          1. Purchase securities on margin, make short sales of securities, or maintain a short position;

          2. Invest in companies for the purpose of exercising management or control; and

          3. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

                                  *    *    *

          The Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Real Estate Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. These investment policies may be changed by the Company's Board of Directors without shareholder approval.

          For the purpose of Investment Limitation Nos. 4 and 13, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          In addition to the above investment limitations, each Fund currently intends to refrain from entering into arbitrage transactions.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's investments will not constitute a violation of such limitation.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

Distributor
-----------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares
------------------

          Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures
---------------------

          Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call
(617) 557-8280).

          Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

Other Redemption Information
----------------------------

          The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                            ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of the Fund acquiring such securities.

                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for Shares of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans
----------------

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

     .         IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

     .         Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

     .         Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program
----------------------------

          The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information
----------------------

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 46 series of shares representing interests in 18 investment portfolios.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the

Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

          Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

          The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

          Certificates for shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional shares.

                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                                  Principal Occupation
                                          Position with           During Past 5 Years and
Name and Address                          the Company             Other Affiliations
----------------                          -----------             ------------------
Frederick S. Wonham/1/                    Chairman of the         Retired; Chairman of the Boards (since
238 June Road                             Board, President        1997), and President, Treasurer and
Stamford, CT 06903                        and Treasurer           Director (since 1995) of the Company and
Age: 69                                                           Excelsior Tax-Exempt Funds, Inc. Chairman of
                                                                  the Boards (since 1997); President, Treasurer
                                                                  and Trustee (since 1995) of Excelsior Funds and
                                                                  Excelsior Institutional Trust; Vice Chairman of
                                                                  U.S. Trust Corporation and U.S. Trust New York
                                                                  (from February 1990 until September 1995); and
                                                                  Chairman,  U.S. Trust Company (from March 1993
                                                                  to May 1997).

Rodman L. Drake                           Director                Director of the Company and Excelsior
Continuation Investments Group, Inc.                              Tax-Exempt Funds, Inc. (since 1996);
1251 Avenue of the Americas                                       Trustee of Excelsior Institutional Trust
9/th/ Floor                                                       and Excelsior Funds (since 1994); Director,
New York, NY 10020                                                Parsons Brinkerhoff, Inc. (engineering
Age: 57                                                           firm) (since 1995); President, Continuation
                                                                  Investments Group, Inc. (since 1997);
                                                                  President, Mandrake Group (investment and
                                                                  consulting firm) (1994-1997); Chairman,
                                                                  MetroCashcard International, Inc. (since
                                                                  1999); Director, Hotelvision, Inc. (since
                                                                  1999); Director, Alliance Group Services,
                                                                  Inc. (since 1998); Director, Hyperion Total
                                                                  Return Fund, Inc. and three other funds for
                                                                  which Hyperion Capital Management, Inc.
                                                                  serves as investment adviser (since 1991);
                                                                  Co-Chairman, KMR Power Corporation (power
                                                                  plants) (from 1993 to 1996); Director, The
                                                                  Latin America Smaller Companies Fund, Inc.
                                                                  (from 1993 to 1998); Member of Advisory
                                                                  Board, Argentina Private Equity Fund L.P.
                                                                  (from 1992 to 1996) and Garantia L.P.
                                                                  (Brazil) (from 1993 to 1996); and Director,
                                                                  Mueller Industries, Inc. (from 1992 to
                                                                  1994).

___________________

/1/ This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

                                                                  Principal Occupation
                                          Position with           During Past 5 Years and
Name and Address                          the Company             Other Affiliations
----------------                          -----------             ------------------
Joseph H. Dugan                           Director                Retired; Director of the Company and
913 Franklin Lake Road                                            Excelsior Tax-Exempt Funds, Inc. (since
Franklin Lakes, NJ 07417                                          1984); Director of UST Master Variable
Age: 75                                                           Series, Inc. (from 1994 to June 1997); and
                                                                  Trustee of Excelsior Institutional Trust
                                                                  (since 1995).

Wolfe J. Frankl                           Director                Retired; Director of the Company and
2320 Cumberland Road                                              Excelsior Tax-Exempt Funds, Inc. (since
Charlottesville, VA 22901-7726                                    1986); Director of UST Master Variable
Age: 79                                                           Series, Inc. (from 1994 to June 1997);
                                                                  Trustee of Excelsior Institutional Trust
                                                                  (since 1995); Director, Deutsche Bank
                                                                  Financial, Inc. (since 1989); Director, The
                                                                  Harbus Corporation (since 1951); and Trustee,
                                                                  HSBC Funds Trust and HSBC Mutual Funds Trust
                                                                  (since 1988).

Morrill Melton Hall, Jr.                  Director                Director of the Company and Excelsior Tax-Exempt
Comprehensive Health Services, Inc.                               Funds, Inc. (since July 30, 2000); Trustee of
8229 Boone Blvd., Suite 700                                       Excelsior Institutional Trust (since July 30, 2000);
Vienna, VA 22182                                                  Chief Executive Officer, Comprehensive Health
Age: 55                                                           Services, Inc. (health care management and
                                                                  administration).

Jonathan Piel                             Director                Director of the Company and Excelsior
558 E. 87th Street                                                Tax-Exempt Funds, Inc. (since 1996);
New York, NY 10128                                                Trustee of Excelsior Institutional Trust
Age: 61                                                           and Excelsior Funds (since 1994); Vice
                                                                  President and Editor, Scientific American,
                                                                  Inc. (from 1986 to 1994); Director, Group for
                                                                  The South Fork, Bridgehampton, New York (since
                                                                  1993); and Member, Advisory Committee, Knight
                                                                  Journalism Fellowships, Massachusetts Institute
                                                                  of Technology (since 1984).

Robert A. Robinson                        Director                Director of the Company and Excelsior
Church Pension Group                                              Tax-Exempt Funds, Inc. (since 1987);
800 Second Avenue                                                 Director of UST Master Variable Series,
New York, NY 10017                                                Inc. (from 1994 to June 1997); Trustee of
Age: 74                                                           Excelsior Institutional Trust (since 1995);
                                                                  President Emeritus, The Church Pension Fund
                                                                  and its affiliated companies (since 1966);
                                                                  Trustee, H.B. and F.H. Bugher Foundation
                                                                  and Director of its wholly owned
                                                                  subsidiaries - Rosiclear Lead and Flourspar
                                                                  Mining Co. and The Pigmy Corporation (since
                                                                  1984); Director, Morehouse Publishing Co.
                                                                  (1974-1998); Trustee, HSBC Funds Trust and
                                                                  HSBC Mutual Funds Trust (since 1982); and
                                                                  Director, Infinity Funds, Inc. (since 1995).

                                                                  Principal Occupation
                                          Position with           During Past 5 Years and
Name and Address                          the Company             Other Affiliations
----------------                          -----------             ------------------
Alfred C. Tannachion/2/                   Director                Retired; Director of the Company and
6549 Pine Meadows Drive                                           Excelsior Tax-Exempt Funds, Inc. (since
Spring Hill, FL 34606                                             1985); Chairman of the Board of the Company
Age: 74                                                           and Excelsior Tax-Exempt Funds, Inc.
                                                                  (1991-1997) and Excelsior Institutional
                                                                  Trust (1996-1997); President and Treasurer
                                                                  of the Company and Excelsior Tax-Exempt
                                                                  Funds, Inc. (1994-1997) and Excelsior
                                                                  Institutional Trust (1996-1997); Chairman
                                                                  of the Board, President and Treasurer of
                                                                  UST Master Variable Series, Inc.
                                                                  (1994-1997); and Trustee of Excelsior
                                                                  Institutional Trust (since 1995).

W. Bruce McConnel, III                    Secretary               Partner of the law firm of Drinker
One Logan Square                                                  Biddle & Reath LLP.
18/th/ & Cherry Streets
Philadelphia, PA 19103-6996
Age: 57

Michael P. Malloy                         Assistant Secretary     Partner of the law firm of Drinker Biddle &
One Logan Square                                                  Reath LLP.
18/th/ & Cherry Streets
Philadelphia, PA 19103-6996
Age: 41

Eddie Wang                                Assistant Secretary     Manager of Blue Sky Compliance, Chase
Chase Global Funds                                                Global Funds Services Company (November
 Services Company                                                 1996 to present); and Officer and Manager
73 Tremont Street                                                 of Financial Reporting, Investors Bank &
Boston, MA 02108-3913                                             Trust Company (January 1991 to November
Age: 39                                                           1996).

Patricia M. Leyne                         Assistant Secretary     Vice President, Senior Manager of Fund
Chase Global Funds                                                Administration, Chase Global Funds Services
 Services Company                                                 Company (since August 1999); Assistant Vice
73 Tremont Street                                                 President, Senior Manager of Fund
Boston, MA 02108-3913                                             Administration, Chase Global Funds Services
Age: 33                                                           Company (from July 1998 to August 1999);
                                                                  Assistant Treasurer, Manager of Fund
                                                                  Administration, Chase Global Funds Services
                                                                  Company (from November 1996 to July 1998);
                                                                  Supervisor, Chase Global Funds Services Company
                                                                  (from September 1995 to November 1996); Fund
                                                                  Administrator, Chase Global Funds Services
                                                                  Company (from February 1993 to September 1995).

_________________

/2/ This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

          Each director of the Company receives an annual fee of $9,000 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $4,000 from Excelsior Institutional Trust plus a meeting fee of $1,500 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $250 from Excelsior Institutional Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum from each of the foregoing Companies for services in such capacity. Prior to December 1999, each of Messrs. Drake, Piel and Wonham received $4,000 from Excelsior Funds plus a per-Company meeting fee of $250 and each of these persons was reimbursed for expenses incurred in attending meetings of Excelsior Funds. The Chairman of the Board of Excelsior Funds received $5,000 per annum for services in such capacity. In addition, Messrs. Drake, Piel and Robinson each receive $2,000 per annum for their services on the Company's Nominating Committee. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Company. The employees of CGFSC do not receive any compensation from the Company for acting as officers of the Company. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Company. As of July 7, 2000, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

          The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.

                                                                                                          Total Compensation
                                     Aggregate               Pension or                                        from the
                                   Compensation         Retirement Benefits       Estimated Annual           Company and
Name of                              from the            Accrued as Part of           Benefits              Fund Complex*
Person/Position                       Company              Fund Expenses           Upon Retirement        Paid to Directors
---------------                       -------              -------------           ---------------        -----------------
Donald L. Campbell***
Director                              $ 9,000                   None                    None                 $22,000(3)**

Rodman L. Drake
Director                              $15,500                   None                    None                 $38,750(4)**

Joseph H. Dugan
Director                              $16,500                   None                    None                 $38,250(3)**

Wolfe J. Frankl
Director                              $15,000                   None                    None                 $35,000(3)**

Jonathan Piel
Director                              $17,000                   None                    None                 $42,000(4)**

Robert A. Robinson
Director                              $17,000                   None                    None                 $39,500(3)**

Alfred C. Tannachion
Director                              $16,500                   None                    None                 $38,250(3)**

Frederick S. Wonham
Chairman of the Board,
President and Treasurer               $21,500                   None                    None                 $52,000(4)**

__________________
* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, and until December 15, 1999, Excelsior Funds.
** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Donald L. Campbell resigned as a director of the Companies on July 31, 2000.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the

Energy and Natural Resources Fund pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Fund.

          For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Energy and Natural Resources Fund, and 1.00% of the average daily net assets of the Real Estate Fund.

          From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Company paid the Adviser fees for advisory services as follows:

                       Fiscal Year ended   Fiscal Year ended   Fiscal Year ended
                         March 31, 2000      March 31, 1999      March 31, 1998
                       -----------------   -----------------   -----------------
Energy and Natural
Resources Fund                  $276,345            $219,983            $225,193

Real Estate Fund                $269,174            $295,825            $109,381

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                       Fiscal Year ended   Fiscal Year ended   Fiscal Year ended
                         March 31, 2000      March 31, 1999      March 31, 1998
                       -----------------   -----------------   -----------------
Energy and Natural
Resources Fund                  $48,015             $51,882             $30,724

Real Estate Fund                $72,449             $86,406             $28,552

          The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.

          CGFSC, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. Prior to July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as administrator to the Company. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services, a subsidiary of Federated Services Company, and U.S. Trust New York served as the Company's administrators pursuant to an administration agreement substantially similar to the Administration Agreement currently in effect for the Company.

          The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Tax-Exempt Fund and Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (except for the international portfolios of the Company and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Company and Excelsior Institutional Trust) as follows:

                  Combined Aggregate Average Daily Net Assets
                 of the Company, Excelsior Tax-Exempt Fund and
                   Excelsior Institutional Trust (excluding
                  the international portfolios of the Company
                      and Excelsior Institutional Trust)
                      ----------------------------------

                                                                      Annual Fee
                                                                      ----------

First $200 million................................................      0.200%
Next $200 million ................................................      0.175%
Over $400 million ................................................      0.150%

          Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the fees paid by the Funds for administration services were as follows:

                       Fiscal Year ended   Fiscal Year ended   Fiscal Year ended
                         March 31, 2000      March 31, 1999      March 31, 1998
                       -----------------   -----------------   -----------------
Energy and Natural
Resources Fund              $71,350             $59,511             $63,037

Real Estate Fund            $52,195             $58,438             $20,453


          For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators waived the following administration fees:

                       Fiscal Year ended   Fiscal Year ended   Fiscal Year ended
                         March 31, 2000      March 31, 1999      March 31, 1998
                       -----------------   -----------------   -----------------
Energy and Natural
Resources Fund               $10,907             $ 7,177             $ 2,222

Real Estate Fund             $    46             $    43             $     0


Shareholder Organizations
-------------------------

          The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

          The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the

Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

          For the fiscal year ended March 31, 2000, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid              of U.S. Trust
                                     ----------       --------------------------
Energy and Natural Resources Fund     $58,922                 $14,480

Real Estate Fund                      $32,706                 $32,440

          For the fiscal year ended March 31, 1999, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid              of U.S. Trust
                                     ----------       --------------------------

Energy and Natural Resources Fund     $48,699                 $15,896

Real Estate Fund                      $37,486                 $37,231

          For the fiscal year ended March 31, 1998, the Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid              of U.S. Trust
                                     ----------       --------------------------

Energy and Natural Resources Funds    $29,091                  $21,008

Real Estate Fund                      $ 1,794                  $ 1,794


Expenses
--------

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

          U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties;

(iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services. U.S. Trust New York is located at 114 W. 47th Street, New York, New York 10036.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108-3913. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Company for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for the Funds' portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Funds paid brokerage commissions as follows:

                                                                     Total                                    % of Total
                                                                   Brokerage                                   Amount of
                                                  Total           Commissions           % of Total          Transaction on
                                                Brokerage           Paid to             Commission         which Commissions
                                               Commissions        Affiliated           Paid to UST         were Paid to UST
                                                   Paid             Persons         Securities Corp./1/    Securities Corp./1/
                                                   ----             -------         ----------------       ----------------
Fiscal year ended March 31, 2000:
--------------------------------

Energy and Natural Resources Fund               $334,065           $      0                 0                      0

Real Estate Fund                                $ 60,959           $      0                 0                      0


Fiscal year ended March 31, 1999:
--------------------------------

Energy and Natural Resources Fund               $199,479           $      0                 0                      0

Real Estate Fund                                $ 61,187           $      0                 0                      0


Fiscal year ended March 31, 1998:
--------------------------------

Energy and Natural Resources Fund               $122,934           $    630              0.51%                  0.62%

Real Estate Fund                                $103,563           $      0                 0                      0

/1/  UST Securities Corp. is an affiliate of an Adviser.

          Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

          During the fiscal year ended March 31, 2000, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions are as follows:

Fund                                 Amount of Transactions   Related Commission
----                                 ----------------------   ------------------
Energy and Natural Resources Fund              $334,065             $55,444
Real Estate Fund                               $ 60,959             $17,748

          Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund.

In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2000, the Funds did not hold any securities of the Company's regular brokers or dealers or their parents.


                              PORTFOLIO VALUATION
                              -------------------

          Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Gold and silver bullion held by the Energy and Natural Resources Fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. Restricted securities and securities, precious metals or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Company's Board of Directors.

          Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund's shares. The Company's administrators have undertaken to price the securities in the Funds' portfolio, and may use one or more independent pricing services in connection with this service.

                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 2000 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, and Mr. Malloy, Assistant Secretary of the Company, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Company.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

          The following supplements the tax information contained in the Prospectus.

          For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          With respect to the Real Estate Fund, the dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders. However, if shareholders receive a return of capital, the basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of the REIT are exchanged or sold. If the Real Estate Fund makes distributions in excess of its earnings, a shareholder's basis in the Fund will be reduced by the amount of such return of capital if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of the Fund). If a shareholder's basis is reduced to zero, any further return of capital distribution is taxable as a capital gain.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                            PERFORMANCE INFORMATION
                            -----------------------

          The Funds may advertise the "average annual total return" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV /1/n/
                                T = [(-----) - 1]
                                        P

          Where:    T =  average annual total return.

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                    P =  hypothetical initial payment of $1,000.

                    n =  period covered by the computation, expressed in years.

          Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                           ERV
               Aggregate Total Return = [(-----)] - 1
                                            P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          Based on the foregoing calculations, the average annual total returns for the Funds were as follows:

                         Average Annual Total Returns

                                                                            For the Period from
                                For the Year Ended     For the 5 Years     December 31, 1992 until
                                      3/31/00           Ended 3/31/00              3/31/00
                                ------------------     ---------------     -----------------------
Energy and Natural Resources          44.61%                19.37%                 15.60%/1/
Fund

Real Estate Fund                       0.58%                  N/A                 (6.38)%/2/

/1/  Commenced operation on December 31, 1992.

/2/  Commenced operation on October 1, 1997.


          Based on the foregoing calculations, the aggregate annual total returns for the Funds were as follows:

                         Aggregate Annual Total Returns

                                                              For the Period from
                                      For the 5 Years           Commencement of
                                       Ended 3/31/00        Operations until 3/31/00
                                      ---------------       ------------------------
          Energy and Natural              147.40%                  186.20%/1/
          Resources Fund

          Real Estate Fund                   N/A                  (15.20)%/2/

/1/  Commenced operation on December 31, 1992.

/2/  Commenced operation on October 1, 1997.


          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return of the Funds may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. The total return of the Real Estate Fund may be compared to the S&P REIT Index, an unmanaged index of over 100 publicly-traded equity, mortgage and hybrid REITs which have high levels of liquidity and market capitalizations of at least $100 million, or the Morgan Stanley REIT Index, an unmanaged index of all publicly-traded equity REITs (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York
----- --------  ------  --------  --- ---- ------ -------     --- --- ----
Times, or in publications of a local or regional nature, may also be used in
-----
comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including, without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          The Real Estate Fund may advertise the standardized effective 30-day (or one month) yield calculated in accordance with the method prescribed by the SEC for mutual funds.

Such yield will be calculated for the Fund according to the following formula:

                                                  a-b
                                    Yield = 2 [(-------- + 1)/6/ - 1]
                                                   cd

               Where:    a =   dividends and interest earned during the
                               period.

                         b = expenses accrued for the period (net of reimbursements).

                         c = average daily number of shares outstanding that were entitled to receive dividends.

                         d = maximum offering price per share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), the Real Estate Fund will compute the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund will calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Real Estate Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Based on the foregoing calculations, the Real Estate Fund's standardized effective yield for the 30-day period ended March 31, 2000 was 6.48%.

          Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an invest in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance and yield.

                                CODE OF ETHICS
                                --------------

          The Fund, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund.


                                 MISCELLANEOUS
                                 -------------

          As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 7, 2000, U.S. Trust and its affiliates held of record substantially all of the Company's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 7, 2000, the name, address and percentage ownership of each person that owned beneficially or of record 5% or more of the outstanding shares of a Fund were as follows: ENERGY AND NATURAL RESOURCES FUND: Charles Schwab &
                           ---------------------------------
Co., Inc., Special Custody A/C for, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, California 94104, 18.88%; REAL ESTATE FUND: U.S. Trust Retirement
                                         ----------------
Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 12.20%; and Eugene Higgins Residuary, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 7.30%.

                             FINANCIAL STATEMENTS
                             --------------------

          The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2000 (the "2000 Annual Report") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP whose reports thereon also appear in the 2000 Annual Report and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2000 Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional
Information.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard &Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         -PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         -"r" - The "r" highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     -N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; thier future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serves as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     -To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -"NR" indicates the Fitch IBCA does not rate the issuer or issue in question.

     -"Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     -RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                     Short-Term Government Securities Fund
                     Intermediate-Term Managed Income Fund
                              Managed Income Fund


                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                     Short-Term Tax-Exempt Securities Fund
                       Intermediate-Term Tax-Exempt Fund
                           Long-Term Tax-Exempt Fund


                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 2000


     This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the current prospectuses for the Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds of Excelsior Funds, Inc. and the Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated August 1, 2000 (the "Prospectuses"). Copies of the Prospectuses may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.


     The audited financial statements and related reports of Ernst & Young LLP, independent auditors, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
CLASSIFICATION AND HISTORY.................................................   1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS................................   1
     Additional Investment Policies........................................   1
     Additional Information on Portfolio Instruments.......................   4
     Investment Limitations................................................  16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................  21
     Distributor...........................................................  21
     Purchase of Shares....................................................  21
     Redemption Procedures.................................................  22
     Other Redemption Information..........................................  23

INVESTOR PROGRAMS..........................................................  24
     Systematic Withdrawal Plan............................................  24
     Exchange Privilege....................................................  25
     Retirement Plans......................................................  25
     Automatic Investment Program..........................................  26
     Additional Information................................................  26

DESCRIPTION OF CAPITAL STOCK...............................................  26

MANAGEMENT OF THE FUNDS....................................................  28
     Directors and Officers................................................  28
     Investment Advisory and Administration Agreements.....................  33
     Shareholder Organizations.............................................  39
     Expenses..............................................................  41
     Custodian and Transfer Agent..........................................  41

PORTFOLIO TRANSACTIONS.....................................................  42

PORTFOLIO VALUATION........................................................  44

INDEPENDENT AUDITORS.......................................................  45

COUNSEL....................................................................  45

ADDITIONAL INFORMATION CONCERNING TAXES....................................  45
     Generally.............................................................  45

PERFORMANCE AND YIELD INFORMATION..........................................  47
     Yields and Performance................................................  47

CODE OF ETHICS............................................................   52

MISCELLANEOUS.............................................................   53

FINANCIAL STATEMENTS......................................................   53

APPENDIX A................................................................  A-1

                          CLASSIFICATION AND HISTORY
                          --------------------------

          Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds (collectively, the "Fixed-Income Funds") are separate series of Excelsior Fund. The Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds (collectively, the "Tax-Exempt Funds") are separate series of Excelsior Tax-Exempt Fund. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers one class of shares, except that the Intermediate-Term Managed Income Fund also offers Advisory Shares which are described in a separate SAI. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  -------------------------------------------

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each of the Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

          For ease of reference, the various Funds are referred to as follows:
Short-Term Tax-Exempt Securities Fund as "ST Tax-Exempt Fund;" Intermediate-Term Tax-Exempt Fund as "IT Tax-Exempt Fund;" Long-Term Tax-Exempt Fund as "LT Tax-Exempt Fund;" Short-Term Government Securities Fund as "ST Government Fund;" and Intermediate-Term Managed Income Fund as "IT Managed Income Fund."

Additional Investment Policies
------------------------------

Short-Term Government Securities Fund
-------------------------------------

          Under normal circumstances, at least 65% of the ST Government Fund's total assets will be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. As a result, the interest income on such investments generally should be exempt from state and local personal income taxes in most states. In all states this tax exemption is passed through to the Fund's shareholders.

Intermediate-Term Managed Income and Managed Income Funds
---------------------------------------------------------

          The IT Managed Income and Managed Income Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements. The Funds may, from time to time, invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. government debt obligations.

          Under normal market conditions, at least 75% of the IT Managed Income and Managed Income Funds' total assets will be invested in investment-grade debt obligations rated within the three highest ratings of Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or in unrated obligations considered to be of comparable credit quality by the Adviser) and in U.S. government obligations and money market instruments of the types listed below under "Additional Information on Portfolio Instruments - Money Market Instruments." When, in the opinion of the Adviser, a defensive investment posture is warranted, the Funds may invest temporarily and without limitation in high quality, short-term money market instruments.

          Unrated securities will be considered of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated "Baa/BBB" or better. It should be noted that obligations rated in the lowest of the top four ratings ("Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated bonds.

          The IT Managed Income and Managed Income Funds may invest up to 25% of their respective total assets in: preferred stocks; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and dollar-denominated debt obligations of U.S. companies issued outside the United States. The Funds may also enter into foreign currency exchange transactions for hedging purposes. The Funds may invest up to 10% and 25% of their respective total assets in obligations rated below the four highest ratings of S&P or Moody's ("junk bonds") with no minimum rating required. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term
----------------------------------------------------------------------------
Tax-Exempt Funds
----------------

          The Tax-Exempt Funds will invest substantially all of their assets in Municipal Obligations which are determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, each Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with respect to a Fund without the vote of the holders of a majority of its outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, each Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; (v) municipal bond index and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities.

          In seeking to achieve its investment objective, each Tax-Exempt Fund may invest in "private activity bonds" (see "Additional Information on Portfolio Instruments -- Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's total assets when added together with any taxable investments held by that Fund.

          The Municipal Obligations purchased by the Funds will consist of: (1) bonds rated "BBB" or higher by S&P or by Fitch IBCA ("Fitch"), or "Baa" or higher by Moody's, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated "MIG-3" or higher ("VMIG-3" or higher in the case of variable rate notes) by Moody's, or "SP-3" or higher by S&P, or "F3" or higher by Fitch; and
(3) commercial paper rated "Prime-3" or higher by Moody's, or "A-3" or higher by S&P, or "F3" or higher by Fitch. Securities rated "BBB" by S&P and Fitch or "Baa" by Moody's are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. A discussion of Moody's, Fitch's and S&P's rating categories is contained in Appendix A.

          Although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Municipal Obligations
          ---------------------

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

          The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

          The Tax-Exempt Funds' portfolios may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund--the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

          The Tax-Exempt Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. "Stripped" Municipal Obligations are considered illiquid securities subject to the limit described below under "Illiquid Securities." The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

          Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

          The IT Managed Income and Managed Income Funds may, when deemed appropriate by the Adviser in light of the Funds' investment objectives, also invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the IT Managed Income and Managed Income Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for federal income tax purposes.

          Insured Municipal Obligations
          -----------------------------

          The Tax-Exempt Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the Municipal Obligations held by the Tax-Exempt Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. Each Tax-Exempt Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Repurchase Agreements
          ---------------------

          Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities subject to the 10% limit described below under "Illiquid Securities."

          The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

          The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

          Investment Company Securities
          -----------------------------

          The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

          Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be contained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Securities Lending
          ------------------

          To increase return on their portfolio securities, the Fixed Income Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          When the Fixed Income Funds lend their portfolio securities, they continue to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the pertinent Fund if a material event affecting the investment is to occur.

          Borrowing and Reverse Repurchase Agreements
          -------------------------------------------

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

          Illiquid Securities
          -------------------

          No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of

1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          Government Obligations
          ----------------------

          The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

          Examples of the types of U.S. government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, the Farm Credit System Financial Assistance Corporation, Federal Land Banks, the Federal Financing Bank, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Tennessee Valley Authority and Maritime Administration.

          When-Issued and Forward Transactions
          ------------------------------------

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a "stand-by commitment," a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Fund will be valued at zero in determining the Fund's net asset value.

          Futures Contracts
          -----------------

          The Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Funds.

          The Fund may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

          The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. Each Fund currently intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts.

          When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equiptment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Forward Currency Transactions
          -----------------------------

          The Managed Income and IT Managed Income Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Money Market Instruments
          ------------------------

          "Money market instruments" that may be purchased by the Tax-Exempt Funds and the IT Managed Income and Managed Income Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the IT Managed Income and Managed Income Funds may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Managed Income Fund's total assets will be invested in obligations of any one foreign or domestic branch and no more than 20% of the Fund's total assets at the time of purchase will be invested in the aggregate in such obligations. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

          Investments by the Fixed-Income Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P, "Prime-2" or better by Moody's, or "F2" or better by Fitch. Investments by the Tax-Exempt Funds in commercial paper will consist of issues that are rated "A-3" or better by S&P, "Prime-3" or better by Moody's, or "F3" or better by Fitch. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

          Variable and Floating Rate Instruments
          --------------------------------------

          Securities purchased by the Tax-Exempt Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Funds based upon the Adviser's determination that their quality at the time of purchase is comparable to at least the minimum ratings set forth on page 3. In some cases a Fund may require that the issuer's obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

          Portfolio Turnover
          ------------------

          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The portfolio turnover of the Intermediate-Term Managed Income Fund decreased from 229% in 1999 to 122% in 2000; the portfolio turnover of the Managed Income Fund decreased from 268% in 1999 to 112% in 2000; the portfolio turnover of the Short-Term Tax-Exempt Securities Fund increased from 47% in 1999 to 130% in 2000. The decreases in the Intermediate-Term Managed Income and Managed Income Funds occurred because of fewer investment opportunities in 2000. The increase in the Short-Term Tax-Exempt Securities Fund occurred because the portfolio was restructured to eliminate certain longer term instruments in favor of shorter maturity instruments.

Investment Limitations
----------------------

          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval.

          The following investment limitations are fundamental with respect to each Fund. No Fund may:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Tax-Exempt Funds' investment objectives, policies, and limitations may be deemed to be underwriting; and except insofar as the Managed

Income Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that each Tax-Exempt Fund may invest in Municipal Obligations secured by real estate or interests therein, and the Managed Income and IT Managed Income Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

          3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that each Fund may enter into futures contracts and futures options;

          4. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that each Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, (b) with respect to the Managed Income Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (c) with respect to the ST Tax-Exempt Fund, there is no limitation with respect to securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, (d) with respect to the ST Government and IT Managed Income Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government and (e) with respect to the Fixed Income Funds, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

          The following investment limitation is fundamental with respect to the Fixed-Income Funds. Each Fixed-Income Fund may not:

          7. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds, but is an operating policy with respect to the ST Tax-Exempt, ST Government and IT Managed Income Funds. The Funds may not:

          8. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to each Tax-Exempt Fund. A Tax-Exempt Fund may not:

          9. Make loans, except that each Tax-Exempt Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but is an operating policy with respect to the ST Tax-Exempt Fund. A Tax-Exempt Fund may not:

          10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that a Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

          The following investment limitations are fundamental with respect to the Managed Income Fund, but are operating policies with respect to the IT Managed Income and ST Government Funds. A Fixed-Income Fund may not:

          11. Invest in companies for the purpose of exercising management or control;

          12. Purchase foreign securities; provided that subject to the limit described below, the IT Managed Income and Managed Income Funds may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

          13. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitations are fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds. The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not:

          14. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that each Fund may enter into futures contracts and futures options; and

          15. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to the ST Tax-Exempt, ST Government and IT Managed Income Funds. The ST Tax-Exempt, ST Government and IT Managed Income Funds may not:

          16. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

          The following investment limitations are fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds. Each of the IT Tax-Exempt and LT Tax-Exempt Funds may not:

          17. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations; and

          18. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

          The following investment limitations are fundamental with respect to the Managed Income Fund. The Managed Income Fund may not:

          19. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

          20. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

          21. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank, or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

                            *          *          *

          In addition to the investment limitations described above, as a matter of fundamental policy for each Fund, which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

          The Managed Income, IT Tax-Exempt and LT Tax-Exempt Funds will not invest more than 25% of the value of their respective total assets in domestic bank obligations.

          In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Funds do not currently intend to invest in real estate investment trusts.

          In addition to the above investment limitations, Excelsior Fund currently intends to limit the IT Managed Income and Managed Income Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of a Fund's net assets. For the purpose of this limitation, warrants acquired by the IT Managed Income or Managed Income Fund in units or attached to securities will be deemed to be without value.

          The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not purchase or sell commodities.

          The Funds' transactions in futures contracts and futures options (including the margin posted by the Funds in connection with such transactions) are excluded from the Funds' prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Funds' assets.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation.


          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
          ----------------------------------------------

Distributor
-----------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares
------------------

          Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Companies' sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures
---------------------

          Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

          Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

Other Redemption Information
----------------------------

          The Companies may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          Each Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Companies may, at their discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                            ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.


                              INVESTOR PROGRAMS
                              -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Companies or for Shares of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares of Excelsior Institutional Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans
----------------

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

     . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

     . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

     .    Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program
----------------------------

          The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Companies may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information
----------------------

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to fourteen billion full and fractional shares of common stock, $.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of a Company's outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Companies' Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Companies' Charters, the Companies may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the particular Company voting without regard to class.

          Certificates for shares will not be issued unless expressly requested in writing to CGFSC and will not be issued in fractional shares.


                           MANAGEMENT OF THE FUNDS
                           -----------------------

Directors and Officers
----------------------

          The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                      Position with                Principal Occupation During
Name and Address                      the Companies                Past 5 Years and Other Affiliations
----------------                      -------------                -----------------------------------
Frederick S. Wonham/1/                Chairman of the Board,       Retired; Chairman of the Boards (since 1997),
238 June Road                         President and Treasurer      and President, Treasurer and Director (since
Stamford, CT 06903                                                 1995) of the Companies; Chairman of the Board
Age: 69                                                            (since 1997), and President, Treasurer and
                                                                   Trustee (since 1995) of Excelsior Funds and
                                                                   Institutional Trust; Vice Chairman of U.S.
                                                                   Trust Corporation and U.S. Trust New York (from
                                                                   February 1990 until September 1995); and
                                                                   Chairman, U.S. Trust Company (from March 1993
                                                                   to May 1997).

____________________
/1/ This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

                                      Position with                Principal Occupation During
Name and Address                      the Companies                Past 5 Years and Other Affiliations
----------------                      -------------                -----------------------------------
Rodman L. Drake                       Director                     Director of the Companies (since 1996); Trustee
Continuation Investments Group,                                    of Excelsior Institutional Trust and Excelsior
Inc.                                                               Funds (since 1994); Director, Parsons
1251 Avenue of the Americas,                                       Brinkerhoff, Inc. (engineering firm) (since
9/th/ Floor                                                        1995); President, Continuation Investments
New York, NY 10020                                                 Group, Inc. (since 1997); President, Mandrake
Age: 57                                                            Group (investment and consulting firm)
                                                                   (1994-1997); Chairman, MetroCashcard
                                                                   International, Inc. (since 1999); Director,
                                                                   Hotelivision, Inc. (since 1999); Director,
                                                                   Alliance Group Services, Inc. (since 1998);
                                                                   Director, Hyperion Total Return Fund, Inc. and
                                                                   three other funds for which Hyperion Capital
                                                                   Management, Inc. serves as investment adviser
                                                                   (since 1991); Co-Chairman, KMR Power
                                                                   Corporation (power plants) (from 1993 to 1996);
                                                                   Director, The Latin America Smaller Companies
                                                                   Fund, Inc. (from 1993 to 1998); Member of
                                                                   Advisory Board, Argentina Private Equity Fund
                                                                   L.P. (from 1992 to 1996) and Garantia L.P.
                                                                   (Brazil) (from 1993 to 1996); and Director,
                                                                   Mueller Industries, Inc. (from 1992 to 1994).

Joseph H. Dugan                       Director                     Retired; Director of the Companies (since
913 Franklin Lake Road                                             1984); Director of UST Master Variable Series,
Franklin Lakes, NJ 07417                                           Inc. (from 1994 to June 1997); and Trustee of
Age: 75
                                                            Excelsior Institutional Trust (since 1995).

Wolfe J. Frankl                       Director                     Retired; Director of the Companies (since
2320 Cumberland Road                                               1986); Director of UST Master Variable Series,
Charlottesville, VA 22901-7726                                     Inc. (from 1994 to June 1997); Trustee of
Age: 79                                                            Excelsior Institutional Trust (since 1995);
                                                                   Director, Deutsche Bank Financial, Inc. (since
                                                                   1989); Director, The Harbus Corporation (since
                                                                   1951); and Trustee, HSBC Funds Trust and HSBC
                                                                   Mutual Funds Trust (since 1988).

                                      Position with                Principal Occupation During
Name and Address                      the Companies                Past 5 Years and Other Affiliations
----------------                      -------------                -----------------------------------
Morrill Melton Hall, Jr.              Director                     Director of the Companies (since July 30, 2000); Trustee
Comprehensive Health Services, Inc.                                of Excelsior Institutional Trust (since July 30, 2000);
8229 Boone Blvd., Suite 700                                        Chief Executive Officer, Comprehensive Health Services, Inc.
Vienna, VA 22182                                                   (health care management and administration).
Age: 55

Jonathan Piel                         Director                     Director of the Companies (since 1996); Trustee
558 E. 87/th/ Street                                               of Excelsior Institutional Trust and Excelsior
New York, NY 10128                                                 Funds (since 1994); Vice President and Editor,
Age: 61                                                            Scientific American, Inc. (from 1986 to 1994);
                                                                   Director, Group for The South Fork,
                                                                   Bridgehampton, New York (since 1993); and
                                                                   Member, Advisory Committee, Knight Journalism
                                                                   Fellowships, Massachusetts Institute of
                                                                   Technology (since 1984).

Robert A. Robinson                    Director                     Director of the Companies (since 1987);
Church Pension Group                                               Director of UST Master Variable Series, Inc.
445 Fifth Avenue                                                   (from 1994 to June 1997); Trustee of Excelsior
New York, NY 10016                                                 Institutional Trust (since 1995); President
Age: 74
                                                            Emeritus, The Church Pension Fund and its
                                                                   affiliated companies (since 1966); Trustee,
                                                                   H.B. and F.H. Bugher Foundation and Director of
                                                                   its wholly owned subsidiaries -- Rosiclear Lead
                                                                   and Flourspar Mining Co. and The Pigmy
                                                                   Corporation (since 1984); Director, Morehouse
                                                                   Publishing Co. (1974-1998); Trustee, HSBC Funds
                                                                   Trust and HSBC Mutual Funds Trust (since 1982);
                                                                   and Director, Infinity Funds, Inc. (since 1995).

Alfred C. Tannachion/2/               Director                     Retired; Director of the Companies (since
26549 Pine Meadows Drive                                           1985); Chairman of the Board of the Companies
Spring Hill, FL 34606                                              (1991-1997) and Excelsior Institutional Trust
Age: 74                                                            (1996-1997); President and Treasurer of the
                                                                   Companies (1994-1997) and Excelsior
                                                                   Institutional Trust (1996-1997); Chairman of
                                                                   the Board, President and Treasurer of UST
                                                                   Master Variable Series, Inc. (1994-1997); and
                                                                   Trustee of Excelsior Institutional Trust (since
                                                                   1995).

______________________________
/2/ This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

                                      Position with                Principal Occupation During
Name and Address                      the Companies                Past 5 Years and Other Affiliations
----------------                      -------------                -----------------------------------
W. Bruce McConnel, III                Secretary                    Partner of the law firm of Drinker Biddle &
One Logan Square                                                   Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 57

Michael P. Malloy                     Assistant Secretary          Partner of the law firm of Drinker Biddle &
One Logan Square                                                   Reath LLP.
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 41

Eddie Wang                            Assistant                    Manager of Blue Sky Compliance, Chase Global
Chase Global Funds                    Secretary                    Funds Services Company (November 1996 to
 Services Company                                                  present); and Officer and Manager of Financial
73 Tremont Street                                                  Reporting, Investors Bank & Trust Company
Boston, MA 02108-3913                                              (January 1991 to November 1996).
Age: 39

Patricia M. Leyne                     Assistant                    Vice President, Senior Manager of Fund
Chase Global Funds                    Treasurer                    Administration, Chase Global Funds Services
  Services Company                                                 Company (since August 1999); Assistant Vice
73 Tremont Street                                                  President, Senior Manager of Fund
Boston, MA 02108-3913                                              Administration, Chase Global Funds Services
Age: 33
                                                            Company (from July 1998 to August 1999);
                                                                   Assistant Treasurer, Manager of Fund
                                                                   Administration, Chase Global Funds Services
                                                                   Company (from November 1996 to July 1998);
                                                                   Supervisor, Chase Global Funds Services Company
                                                                   (from September 1995 to November 1996); Fund
                                                                   Administrator, Chase Global Funds Services
                                                                   Company (from February 1993 to September 1995).

          Each director receives an annual fee of $9,000 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $4,000 from Excelsior Institutional Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $250 from Excelsior Institutional Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum from each of the foregoing Companies for services in such capacity. Prior to December 1999, each of Messrs. Drake, Piel and Wonham received $4,000 from Excelsior Funds plus a per-Company meeting fee of $250 and each of these persons was reimbursed for expenses incurred in attending meetings of Excelsior Funds. The Chairman of the Board of Excelsior Funds received $5,000 per annum for services in such capacity. In addition, Messrs. Drake, Piel and Robinson each receive $2,000 per annum for their services on the Nominating Committee of Excelsior Funds, Inc. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Companies. The employees of CGFSC do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Companies. As of July 7, 2000, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.

          The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                             Pension or
                                             Retirement                   Total
                                              Benefits   Estimated     Compensation
                                             Accrued as    Annual    from the Company
                              Aggregate       Part of     Benefits       and Fund
        Name of           Compensation from     Fund        Upon      Complex* Paid
    Person/Position         the Companies     Expenses   Retirement    to Directors
    ---------------         -------------     --------   ----------    ------------
Donald L. Campbell***             $18,000       None        None            $22,000 (3)**
Director

Rodman L. Drake                   $31,000       None        None            $38,750 (4)**
Director

Joseph H. Dugan                   $33,000       None        None            $38,250 (3)**
Director

Wolfe J. Frankl                   $30,000       None        None            $35,000 (3)**
Director

Jonathan Piel                     $34,000       None        None            $42,000 (4)**
Director

Robert A. Robinson                $34,000       None        None            $39,500 (3)**
Director

Alfred C. Tannachion              $33,000       None        None            $38,250 (3)**
Director

Frederick S. Wonham               $43,000       None        None            $52,000 (4)**
Chairman of the Board,
President and Treasurer

____________________

* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund, Excelsior Institutional Trust, and, until December 15, 1999, Excelsior Funds.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Donald L. Campbell resigned as a director of the Companies on July 31, 2000.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectuses. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Funds pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Funds.

          For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of .30% of the average daily net assets of the ST Government and ST Tax-Exempt Funds; .35% of the average daily net assets of the IT Managed Income and IT Tax-Exempt Funds; .50% of the average daily net assets of the LT Tax-Exempt Fund; and .75% of the average daily net assets of the Managed Income Fund.

          From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to them by a Fund, which waiver may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the particular Company paid the Adviser fees for advisory services as follows:

                              Fiscal Year ended     Fiscal Year ended        Fiscal Year ended
                               March 31, 2000         March 31, 1999          March 31, 1998
                             -------------------   -------------------      -------------------
Short-Term Government Fund            $  134,285            $   98,059               $   72,860

Intermediate-Term Managed             $  405,484            $  317,118               $  260,708
 Income Fund

Managed Income Fund                   $1,340,412            $1,495,928               $1,203,851

Short-Term Tax-Exempt                 $  105,368            $   92,164               $   99,010
 Securities Fund

Intermediate-Term                     $  859,668            $  844,392               $  746,025
 Tax-Exempt Fund

Long-Term Tax-Exempt Fund             $  657,856            $  690,785               $  545,298

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                              Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                               March 31, 2000       March 31, 1999         March 31, 1998
                             -------------------  -------------------  ----------------------
Short-Term Government Fund              $ 46,764             $ 40,855                $ 21,549

Intermediate-Term Managed               $102,520             $ 74,201                $ 42,260
 Income Fund

Managed Income Fund                     $ 59,713             $ 64,413                $243,873

Short-Term Tax-Exempt                   $ 31,657             $ 28,715                $ 24,358
 Securities Fund

Intermediate-Term                       $213,990             $186,350                $133,635
 Tax-Exempt Fund

Long-Term Tax-Exempt Fund               $107,456             $150,919                $ 89,459

          The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.

          CGFSC, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company (together, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. Until July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as the Companies' administrator. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services, a subsidiary of Federated Services Company, and U.S. Trust New York served as the Funds' administrators pursuant to an administrative agreement substantially similar to the Administration Agreement currently in effect for the Funds.

          The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all portfolios of the Companies and Excelsior Institutional Trust (except for the international portfolios of Excelsior Fund and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Institutional Trust) as follows:

                       Combined Aggregate Average Daily
                   Net Assets of Excelsior Tax-Exempt Fund,
               Excelsior Fund and Excelsior Institutional Trust
                  (excluding the international portfolios of
               Excelsior Fund and Excelsior Institutional Trust)
               ------------------------------------------------

                                                      Annual Fee
                                                      ----------

          First $200 million.......................        0.200%
          Next $200 million........................        0.175%
          Over $400 million........................        0.150%

          Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waiver may be terminated at any time.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the fees paid by the Funds for administration services were as follows:

                              Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                               March 31, 2000       March 31, 1999         March 31, 1998
                             -------------------  -------------------  ---------------------
Short-Term Government Fund              $ 91,152             $ 70,684               $ 48,138

Intermediate-Term Managed               $220,613             $170,673               $132,050
 Income Fund

Managed Income Fund                     $327,936             $316,445               $294,955

Short-Term Tax-Exempt                   $ 69,463             $ 61,646               $ 62,813
 Securities Fund

Intermediate-Term                       $465,818             $449,336               $383,863
 Tax-Exempt Fund

Long-Term Tax-Exempt Fund               $219,829             $243,351               $189,687

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators waived administration fees as follows:

                              Fiscal Year ended    Fiscal Year ended      Fiscal Year ended
                               March 31, 2000       March 31, 1999         March 31, 1998
                             -------------------  -------------------  ---------------------
Short-Term Government Fund               $   674              $   162                 $   11

Intermediate-Term Managed                $   340              $   389                 $  390
 Income Fund

Managed Income Fund                      $   184              $ 1,864                 $  381

Short-Term Tax-Exempt                    $    76              $     3                 $  104
 Securities Fund

Intermediate-Term                        $ 1,376              $ 1,245                 $  674
 Tax-Exempt Fund

Long-Term Tax-Exempt Fund                $13,169              $14,210                 $4,549

Shareholder Organizations
-------------------------

          The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers;
and (g) providing or arranging for the provision of other related services.   It
is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

          The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

          For the fiscal year ended March 31, 2000, the particular Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                    Total Paid              of U.S. Trust
                                    ----------              -------------
Short-Term Government Fund            $ 47,456                   $ 45,558

Intermediate-Term Managed             $102,860                   $101,668
 Income Fund

Managed Income Fund                   $383,171                   $ 58,039

Short-Term Tax-Exempt                 $ 31,733                   $ 31,544
 Securities Fund

Intermediate-Term Tax-Exempt          $215,366                   $206,133
 Fund

Long-Term Tax-Exempt Fund             $120,625                   $ 61,055

          For the fiscal year ended March 31, 1999, the particular Company made payments to Shareholder Organizations in the following amounts:

                                                      Amounts Paid to Affiliates
                                     Total Paid              of U.S. Trust
                                     ----------              -------------
Short-Term Government Fund             $ 41,017                   $ 40,538

Intermediate-Term Managed              $ 74,590                   $ 73,338
 Income Fund

Managed Income Fund                    $ 66,277                   $ 64,528

Short-Term Tax-Exempt                  $ 28,718                   $ 28,709
 Securities Fund

Intermediate-Term Tax-Exempt           $187,595                   $182,945
 Fund

Long-Term Tax-Exempt Fund              $165,129                   $114,441

          For the fiscal year ended March 31, 1998, the particular Company made payments to Shareholder Organizations in the following amounts:

                                                        Amounts Paid to Affiliates
                                      Total Paid              of U.S. Trust
                                      ----------        --------------------------
Short-Term Government Fund             $ 19,835                   $ 19,800

Intermediate-Term Managed              $ 42,650                   $ 41,041
Income Fund

Managed Income Fund                    $ 51,215                   $ 48,468

Short-Term Tax-Exempt                  $ 24,462                   $ 24,157
Securities Fund

Intermediate-Term Tax-Exempt           $134,309                   $131,684
Fund

Long-Term Tax-Exempt Fund              $ 94,008                   $ 78,373

Expenses
--------

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8/th/ Floor, Brooklyn, NY 11245.

          U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services. U.S. Trust New York is located at 114 W. 47/th/ Street, New York, New York 10036.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108-3913. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.

                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds' turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The

Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Prospectuses for the Funds' portfolio turnover rates.

          Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.
With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2000, the Managed Income Fund held a collateralized mortgage obligation issued by Morgan Stanley Capital with a principal amount of $5,000,000; a corporate bond issued by Lehman Brothers Holdings with a principal amount of $3,000,000; and a corporate bond issued by Morgan Stanley Dean Witter & Co. with a principal amount of $5,000,000. As of March 31, 2000, the Intermediate-Term Managed Income Fund held a corporate bond issued by Morgan Stanley Dean Witter & Co. with a principal amount of $4,000,000; a collateralized mortgage obligation issued by Morgan Stanley Capital with a principal amount of $2,964,162; and a collateralized mortgage obligation issued by PaineWebber Mortgage Acceptance Corp. with a principal amount of $2,200,000.


                              PORTFOLIO VALUATION
                              -------------------

          Assets in the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. A futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Companies' Boards of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are normally valued at amortized cost. The net asset value of shares in the Funds will fluctuate as the market value of their portfolio securities changes in response to changing market rates of interest and other factors.

          Portfolio securities held by the IT Managed Income and Managed Income Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Boards of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Boards of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's shares.

          The Administrators have undertaken to price the securities in the Funds' portfolios and may use one or more pricing services to value certain portfolio securities in the Funds where the prices provided are believed to reflect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the Administrators under the general supervision of the Boards of Directors.

                             INDEPENDENT AUDITORS
                             --------------------


          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116 serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2000 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Mr. Malloy, Assistant Secretary of the Companies, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Companies.

                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Generally
---------

     For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to qualify as a regulated investment company. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

     The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Tax-Exempt Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Tax-Exempt Fund for such year.

     Generally, if a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Share owners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state. For example, interest earned on the New York Intermediate-Term Tax-Exempt Fund will generally be exempt from federal, New York State and New York City taxes; and interest earned on the California Tax-Exempt Income Fund will generally be exempt from federal and California taxes. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.


                       PERFORMANCE AND YIELD INFORMATION
                       ---------------------------------

Yields and Performance
----------------------

          The Funds may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                            a-b
               Yield = 2 [(-------- + 1)/6/ - 1]
                            cd

          Where:      a =  dividends and interest earned during the period.

                      b =  expenses accrued for the period (net of
                           reimbursements).
                      c = average daily number of shares outstanding that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), each of the Funds computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each of the Funds calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by each of the Funds to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).


          Based on the foregoing calculations, the effective yields for shares of the ST Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Managed Income and Managed Income Funds for the 30-day period ended March 31, 2000 were 4.04%, 4.54%, 4.81%, 6.14%, 6.57% and 6.14%, respectively.


          The "tax-equivalent" yield of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. Tax-equivalent yields assume the payment of federal income taxes at a rate of 31%. Based on the foregoing calculations, the tax-equivalent yields of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds for the 30-day period ended March 31, 2000 were 5.86%, 6.58% and 6.97%, respectively.

          Each Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                           ERV /1/n/
                    T = [(-----) - 1]
                            P

               Where:       T =  average annual total return.

                          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                            P =  hypothetical initial payment of $1,000.

                            n = period covered by the computation, expressed in years.

          Each Fund may also advertise the "aggregate total return" for its shares, which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                 ERV
                    Aggregate Total Return = [(------)] - 1
                                                  P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


          Based on the foregoing calculations, the average annual total returns for each Fund for the fiscal year ended March 31, 2000 and the average annual total returns for the 5-year and 10-year periods ended March 31, 2000, were as follows:

                                                   Average Annual Total Returns

                                      For the Year      For the 5 Years      For the 10 Years
                                     Ended 3/31/00       Ended 3/31/00         Ended 3/31/00
                                   -----------------  -------------------  --------------------
ST Tax-Exempt Fund*                        1.39%               3.96%                  N/A

IT Tax Exempt Fund                        (0.58)%              5.27%                 6.33%

LT Tax-Exempt Fund                        (4.01)%              5.54%                 7.61%

ST Government Fund*                        3.02%               5.39%                  N/A

IT Managed Income Fund*                    0.59%               6.38%                  N/A

Managed Income Fund                        0.72%               6.78%                 7.84%


*    Commenced operations on December 31, 1992.



          Based on the foregoing calculations, the aggregate annual total returns for each Fund for the 5-year, 10-year and since inception periods ended March 31, 2000, were as follows:

                                                     Aggregate Annual Total Returns

                                For the 5 Years       For the 10 Years        Since Inception
                                 Ended 3/31/00          Ended 3/31/00        Period Ended 3/31/00
                              -------------------   --------------------   ------------------------
ST Tax-Exempt Fund*                  21.46%                  N/A                     30.99%

IT Tax-Exempt Fund                   29.30%                84.77%                   170.40%

LT Tax-Exempt Fund                   30.92%               108.15%                   246.85%

ST Government Fund *                 30.10%                  N/A                     40.92%

IT Managed Income Fund*              36.28%                  N/A                     49.22%

Managed Income Fund                  38.89%               112.90%                   253.60%


*    Commenced operations on  December 31, 1992.

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return and yield of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street
                               ----- --------  ------  --------  --- ---- ------
Journal and
-------

The New York Times, or in publications of a local or regional nature, may also
--- --- ---- -----
be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation's of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that the performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by the Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of yield and performance.

                                CODE OF ETHICS
                                --------------

          The Fund, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

                                 MISCELLANEOUS
                                 -------------

          As used herein, "assets allocable to a Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company.
In determining the net asset value of a Fund's shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.


          As of July 7, 2000, U.S. Trust and its affiliates held of record substantially all of the Companies' outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.


          As of July 7, 2000, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that owned beneficially or of record 5% or more of the outstanding shares of a Fund were as follows:
Short-Term Government Securities Fund: U.S. Trust Company of New York, Trustee,
-------------------------------------
FBO U.S. Trust Plan, Attn: Sandra Woolcock, 4380 South SW Macadam Ave., Suite 450, Portland, Oregon 97201, 10.92%; Managed Income Fund: U.S. Trust Retirement
                                     -------------------
Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 46.82%; and U.S. Trust Company of New York, Trustee, FBO U.S. Trust Plan, Attn: Sandra Woolcock, 4380 SW Macadam Ave., Suite 450, Portland, Oregon 97201, 5.18%; and Long-Term Tax-Exempt Fund: Charles Schwab &
                                   -------------------------
Co., Inc., Special Custody A/C for, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, California 94104, 7.32%.


                             FINANCIAL STATEMENTS
                             --------------------


          The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 2000 (the "2000 Annual Reports") Reports for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2000 Annual Reports are incorporated by reference herein. The financial statements included in the 2000 Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2000 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2000 Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard &Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         -PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         -"r" - The "r" highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     -N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; thier future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serves as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     -To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -"NR" indicates the Fitch IBCA does not rate the issuer or issue in question.

     -"Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     -RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                         EXCELSIOR INSTITUTIONAL TRUST

                                  Equity Fund
                               Value Equity Fund
                              Optimum Growth Fund
                           International Equity Fund
                                  Income Fund
                            Total Return Bond Fund




                      STATEMENT OF ADDITIONAL INFORMATION




                                 August 1, 2000



         This Statement of Additional Information pertains to the Shares ("Retail Shares") and Institutional Shares (together with Retail Shares, "Shares") of the Value Equity and Optimum Growth Funds, and the Institutional Shares of the Equity, Income, Total Return Bond and International Equity Funds (each, a "Fund" and collectively, the "Funds") of Excelsior Institutional Trust. This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Funds dated August 1, 2000 (the "Prospectuses"). Copies of the Prospectuses may be obtained by writing Excelsior Institutional Trust c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

         The audited financial statements and related reports of Ernst & Young LLP, independent auditors, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2000 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

                               TABLE OF CONTENTS

                                                                                                    Page
CLASSIFICATION AND HISTORY.........................................................................    1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS........................................................    1
         Investment Philosophy and Strategies......................................................    1
         Additional Investment Policies............................................................    1
         Additional Information on Portfolio Instruments...........................................    4
         Investment Limitations....................................................................   27

PORTFOLIO TRANSACTIONS.............................................................................   30

PERFORMANCE INFORMATION............................................................................   33

PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE...........................................   38

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.....................................................   40
         Distributor...............................................................................   40
         Purchase of Shares........................................................................   40
         Redemption Procedures.....................................................................   41
         Other Redemption Information..............................................................   42

INVESTOR PROGRAMS..................................................................................   43
         Systematic Withdrawal Plan................................................................   43
         Exchange Privilege........................................................................   44
         Retirement Plans..........................................................................   44
         Additional Information....................................................................   45

RULE 12B-1 DISTRIBUTION PLAN.......................................................................   45

MANAGEMENT OF THE FUNDS............................................................................   46
         Trustees and Officers.....................................................................   46
         Investment Advisory Services..............................................................   53
         Administrators............................................................................   55
         Shareholder Organizations.................................................................   57
         Expenses..................................................................................   58
         Transfer Agent and Custodian..............................................................   58

INDEPENDENT AUDITORS...............................................................................   59

COUNSEL............................................................................................   59

TAXATION...........................................................................................   60

DESCRIPTION OF THE TRUST...........................................................................   62

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    Page
CODE OF ETHICS.....................................................................................   64

MISCELLANEOUS.....................................................................................    64

FINANCIAL STATEMENTS..............................................................................    65

APPENDIX A........................................................................................   A-1

                          CLASSIFICATION AND HISTORY
                          --------------------------

               Excelsior Institutional Trust (the "Trust") is an open-end, management investment company. Each Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994. Prior to March 15, 1999, the Equity Fund, Value Equity Fund, Optimum Growth Fund, Income Fund, Total Return Bond Fund and International Equity Fund were known as the Institutional Equity Fund, Institutional Value Equity Fund, Institutional Optimum Growth Fund, Institutional Income Fund, Institutional Total Return Bond Fund and Institutional International Equity Fund, respectively.


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  -------------------------------------------

               The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies also may be changed without shareholder approval.

Investment Philosophy and Strategies
------------------------------------

               In managing investments for the Funds, the Adviser follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. Its approach begins with the conviction that all worthwhile investments are grounded in value. The Adviser believes that an investor can identify fundamental values that eventually should be reflected in market prices, such that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

               The Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership.

Additional Investment Policies
------------------------------

Equity, Value Equity and Optimum Growth Funds
---------------------------------------------

               Under normal market and economic conditions, the Equity, Value Equity and Optimum Growth Funds will invest at least 65% of their respective total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of each Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. The Funds may hold cash or invest without limitation in U.S. government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by the Adviser for temporary defensive purposes.

               Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The equity securities of small companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund's shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

               The Equity, Value Equity and Optimum Growth Funds may invest directly or indirectly in the securities of foreign issuers. The Funds currently do not expect to invest more than 30% of their respective total assets at the time of purchase in such securities.

Income and Total Return Bond Funds
----------------------------------

               The Income and Total Return Bond Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). The Adviser will consider investments in Municipal Obligations for the Funds when the Adviser believes that the total return on such securities is attractive relative to that of taxable securities.

               Under normal market conditions, at least 65% of the Income and Total Return Bond Funds' respective total assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") (or are unrated obligations considered to be of comparable credit quality by the Adviser). "Investment-grade bonds" are bonds and other debt instruments that are rated within the four highest ratings of Moody's or S&P (or are unrated obligations considered to be of investment grade by the Adviser) and U.S. government obligations and money market instruments of the types described below. When, in the opinion of the Adviser, a defensive investment posture is warranted, each of these Funds may invest temporarily and without limitation in high quality, short-term money market instruments.

               The Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. Investments in obligations rated below the four highest ratings of S&P and Moody's ("junk bonds") have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on a Fund's net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby a Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Fund's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

               The Income and Total Return Bond Funds may invest up to 25% of their respective total assets in (a) preferred stocks and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

International Equity Fund
-------------------------

               Under normal market and economic conditions, the International Equity Fund will invest at least 75% of its assets in foreign equity securities. Foreign equity securities may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States and shares of U.S. registered investment companies that invest primarily in foreign securities. While there are no prescribed limits on geographic distributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. For cash management purposes, the Fund may invest up to 25% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested and may invest without limitation in any combination of high quality domestic or foreign money market instruments.

               Convertible debt securities purchased by the Fund will be rated investment grade by Moody's or S&P if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least "Baa" from Moody's or "BBB" from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser under the supervision of the Board of Trustees of the Trust. With respect to securities rated "Baa" by Moody's or "BBB" by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below "Baa" by Moody's or "BBB" by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund's portfolio transactions will be effected in the primary trading market for the given security.

               The countries in which the Fund may invest, include but are not limited to: Japan, France, the United Kingdom, Germany, Italy, the Netherlands, Switzerland, Singapore, Australia, Canada, Sweden, Ireland, Hong Kong, Thailand, Spain, Portugal, Israel, Chile, Argentina and Hungary.

Additional Information on Portfolio Instruments
-----------------------------------------------

               Gold Bullion
               ------------

               The International Equity Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold held by the Fund will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Fund can look only to price appreciation for a return on such investments.

               U.S. Government and Agency Securities
               -------------------------------------

               Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

               Securities Lending
               ------------------

               To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

               There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

               Variable Rate and Floating Rate Securities
               ------------------------------------------

               Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

               The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are deemed illiquid. See "Investment Restrictions" below.

               Participation Interests
               -----------------------

               Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

               Illiquid Securities
               -------------------

               Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

               Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

               In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

               Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

               Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

               The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

               Unsecured Promissory Notes
               --------------------------

               Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

               Repurchase Agreements
               ---------------------

               Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described above under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

               Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

               Borrowing and Reverse Repurchase Agreements
               -------------------------------------------

               Each Fund may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

               Municipal Obligations
               ---------------------

               The Income and Total Return Bond Funds may, when deemed appropriate by the Adviser in light of the Funds' investment objectives, invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income and Total Return Bond Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for federal income tax purposes.

               Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

               The two principal classifications of Municipal Obligations which may be held by the Income and Total Return Bond Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

               The Income and Total Return Bond Funds' portfolios may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund -- the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

               There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

               The payment of principal and interest on most Municipal Obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

               Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

                  Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

                  Stand-By Commitments
                  --------------------

                  The Income and Total Return Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

                  The Income and Total Return Bond Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

                  The Income and Total Return Bond Funds intend to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

                  Foreign Securities
                  ------------------

                  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

                  It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

                  The costs attributable to investing abroad are usually higher than those attributable to investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

                  Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

                  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by credits or deductions allowed to investors under the federal income tax laws, they may reduce the net return to investors.

                  Each of the Equity, Value Equity, Optimum Growth and International Equity Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

                  The International Equity Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

                  Forward Foreign Currency Exchange Contracts
                  -------------------------------------------

                  In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

                  A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

                  Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                  At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

                  While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

                  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

                  Guaranteed Investment Contracts
                  -------------------------------

                  Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

                  When-Issued and Forward Transactions
                  ------------------------------------

                  Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

                  It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

                  A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

                  When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                  Zero Coupon Obligations
                  -----------------------

             A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

                  Asset-Backed Securities
                  -----------------------

                  If permitted pursuant to its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

                  The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                  Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

                  Mortgage Pass-Throughs and Collateralized Mortgage Obligations
                  --------------------------------------------------------------

                  The Income and Total Return Bond Funds may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet each Fund's selection criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

                  Mortgage Securities may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Funds will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Funds derive from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

                  Futures Contracts and Related Options
                  -------------------------------------

                  Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

                  Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

                  Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

                  Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

                  As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

                  Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

                  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Options on Futures Contracts
                  ----------------------------

                  Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

                  Options
                  -------

                  Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

          When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

          Short Sales "Against the Box"
          -----------------------------

          In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

          Investment Company Securities
          -----------------------------

          Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

          The Funds may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Short-Term Instruments
          ----------------------

          Each Fund may invest in short-term income securities in accordance with its investment objective and policies. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to satisfy redemption requests. In adverse market conditions and for temporary defensive purposes only, each Fund may temporarily invest its assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

          The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the 1933 Act. The three types include open market, privately placed and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

          Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

          Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("Cds") and time deposits ("Tds"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

          The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by an NRSRO (e.g., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

          Derivative Contracts and Securities
          -----------------------------------

          The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

          Derivative contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its investment objective, policies and limitations.

          Certain Other Obligations
          -------------------------

          In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

          Portfolio Turnover Rate
          -----------------------

          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxation" below.


          The portfolio turnover of the International Equity Fund decreased from 107% in 1999 to 43% in 2000. The portfolio turnover was higher in 1999 because the Fund changed its investment adviser in 1999, and the new adviser restructured the Fund's portfolio during that year.


          The Total Return Bond Fund's portfolio turnover decreased from 234% in 1999 to 115% in 2000 because fewer investment opportunities were available in 2000 than in 1999.

          Rating Services
          ---------------

          Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in the Appendix to this Statement of Additional Information.

Investment Limitations
----------------------

          The investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Trust's Board of Trustees without shareholder approval.

          As a matter of fundamental policy, each Fund may not:

     (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Equity, Income, Total Return Bond and International Equity Funds will not purchase securities while borrowings exceed 5% of their respective total assets;

     (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     (5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

          With respect to the Equity, Income, Total Return Bond and International Equity Funds, none of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

          Each Fund will not as a matter of operating policy:

     (7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (8)  invest for the purpose of exercising control or management;

     (9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (11) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (12) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market);

     (13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer; or

     (14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

          Policies (7) through (14) may be changed by the Board of Trustees of the Trust without shareholder approval.

          As diversified portfolios, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation.



                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of the Trust's Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

          Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's and Total Return Bond Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if the Adviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

          A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions.

Purchases and sales of the Income Fund's and Total Return Bond Fund's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

                  Allocations of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

                  The Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

                  In addition, the Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Trust's Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

                  Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

                  During the fiscal year ended March 31, 2000, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

    Fund                     Amount of Transactions         Related Commission
    ----                     ----------------------         ------------------

Equity Fund                         $ 87,633                     $ 4,067
Optimum Growth Fund                 $ 48,906                     $ 4,083
International Equity Fund           $294,694                     $12,995

                  Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

                  For the fiscal years ended March 31, 2000, 1999 and 1998, the Funds paid brokerage commissions as follows:

                                                                                                        % of Total
                                                              Total                                     Amount of
                                                            Brokerage           % of                  Transaction on
                                             Total         Commissions          Total                      which
                                           Brokerage         Paid to          Commission                Commissions
                                          Commissions       Affiliated        Paid to UST             Were Paid to UST
                                             Paid            Persons       Securities Corp./1/      Securities Corp./1/
                                             ----            -------       -----------------        -----------------
Fiscal year ended March 31, 2000
--------------------------------

  Equity Fund                                 $ 87,633         $    0                 0                          0
  Value Equity Fund                           $ 67,587         $    0                 0                          0
  Optimum Growth Fund                         $ 48,906         $    0                 0                          0
  International Equity Fund                   $294,694         $    0                 0                          0
  Income Fund                                 $      0         $    0                 0                          0
  Total Return Bond Fund                      $      0         $    0                 0                          0

Fiscal year ended March 31, 1999:
--------------------------------

  Equity Fund                                 $114,325         $    0                 0                          0
  Value Equity Fund                           $ 48,291         $    0                 0                          0
  Optimum Growth Fund                         $ 20,032         $    0                 0                          0
  International Equity Fund                   $248,086         $    0                 0                          0

Fiscal year ended March 31, 1998
--------------------------------

  Equity Fund                                 $118,960         $9,474              7.96%                      8.44%
  Value Equity Fund                           $ 43,969         $1,377              3.13%                      3.93%
  Optimum Growth Fund                         $ 15,289         $    0                 0                          0
  International Equity Fund                   $108,548         $    0                 0                          0

/1/  UST Securities Corp. is an affiliate of the Adviser.


                  The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2000, the following Funds held the following securities of the Trust's regular brokers or dealers or their parents: the Income Fund held an asset-backed security issued by Merrill Lynch Mortgage Investors, Inc. with a principal amount of $2,053,056; and the Total Return Bond Fund held a corporate bond issued by Goldman Sachs Group, Inc. with a principal amount of $4,060,000; and a corporate bond issued by Bank of America with a principal amount of $10,380,000.



                            PERFORMANCE INFORMATION
                            -----------------------

Standard Performance Information
--------------------------------

                  From time to time, performance quotations of the Funds' Institutional Shares or Retail Shares may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

                  Yield. The Trust may provide annualized "yield" quotations for Institutional Shares of the Income and Total Return Bond Funds. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in Institutional Shares of a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields," which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. The Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective Institutional Shares, calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for each Fund's Institutional Shares according to the following formula:

                  Yield = 2 (ab/cd + 1)/6/

Where:                a =    dividends and interest earned during the period.

                      b =    expenses accrued for the period (net of
                             reimbursements).

                      c = average daily number of shares outstanding that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of the period.

                  For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

                  For the 30-day period ended March 31, 2000, the standardized effective yield for Institutional Shares of the Income and Total Return Bond Funds was as follows: Income Fund, 6.56%; and Total Return Bond Fund, 6.50%.

                  Total Return. The Trust may provide period and annualized "total rates of return" and non-standardized total return data for Institutional Shares or Retail Shares of a Fund. The "total rate of return" refers to the change in the value of an investment in Institutional Shares or Retail Shares of a Fund over a stated period which reflects any change in net asset value per share and includes the value of any such Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Shares of the same class. The "average annual total return" for Institutional Shares and Retail Shares of a Fund may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                           T = [(ERV/P)/1/n/ - 1]

Where:            T =      average annual total return.

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                  P =      hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in years.

                  A Fund may also advertise the "aggregate total return" for its Institutional Shares and Retail Shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                           Aggregate Total Return = [(ERV/P)] - /1/

                  The above calculations are made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Based on the foregoing calculations, the average annual total returns for the Funds were as follows:

                                                                                                    Commencement of
                                                    One Year Period          Five Year Period      Operations* until
                                                  Ended March 31, 2000      Ended March 31, 2000    March 31, 2000
                                                  --------------------      --------------------   -----------------
Equity Fund
     Institutional Shares                               25.75%                    25.52%                 25.59%
Value Equity Fund
     Institutional Shares                               41.92%                      N/A                  27.92%

     Retail Shares                                      41.60%                      N/A                  27.65%
Optimum Growth Fund
     Institutional Shares                               27.66%                      N/A                  39.09%
     Retail Shares                                      27.40%                      N/A                  38.67%

International Equity Fund
     Institutional Shares                               64.29%                    16.89%                 17.10%

Income Fund
     Institutional Shares                                1.16%                     6.33%                 6.68%
Total Return Bond Fund
     Institutional Shares                                1.47%                     7.03%                 7.40%

* Institutional Shares of the Equity and Income Funds commenced operations on January 16, 1995; Institutional Shares of the Total Return Bond Fund commenced operations on January 19, 1995; Institutional Shares of the Optimum Growth Fund commenced operations on June 1, 1996; Retail Shares of the Optimum Growth Fund commenced operations on July 3, 1996; Institutional Shares of the Value Equity Fund commenced operations on June 1, 1996; Retail Shares of the Value Equity Fund commenced operations on January 15, 1997; and Institutional Shares of the International Equity Fund commenced operations on January 24, 1995.

                  Based on the foregoing calculations, the aggregate annual total returns for the Funds were as follows:

                           Five-Year Period Ended            Commencement of
                                  3/31/00*             Operations* until 3/31/00
                           ----------------------      -------------------------
Equity Fund
  Institutional Shares             211.52%                      227.31%

Value Equity Fund
  Institutional Shares               N/A                        156.95%
  Retail Shares                      N/A                          N/A

Optimum Growth Fund
  Institutional Shares               N/A                        156.95%
  Retail Shares                      N/A                          N/A

International Equity Fund
  Institutional Shares             118.24%                      126.66%

Income Fund
  Institutional Shares             35.95%                       40.04%

Total Return Bond Fund
  Institutional Shares             40.45%                       44.94%

* Institutional Shares of the Equity and Income Funds commenced operations on January 16, 1995; Institutional Shares of the Total Return Bond Fund commenced operations on January 19, 1995; Institutional Shares of the Optimum Growth Fund commenced operations on June 1, 1996; Retail Shares of the Optimum Growth Fund commenced operations on July 3, 1996; Institutional Shares of the Value Equity Fund commenced operations on June 1, 1996; Retail Shares of the Value Equity Fund commenced operations on January 15, 1997; and Institutional Shares of the International Equity Fund commenced operations on January 24, 1995.

                  Performance Results. Any yield or total return quotation provided for Institutional Shares and Retail Shares of a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of Institutional Shares and Retail Shares of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income. Retail Shares in a Fund have different expenses than Institutional Shares which may affect performance. Any fees charged by shareholder organizations to customers that have invested in Shares and any charges to institutional investors for asset management and related services will not be included in calculations of performance.

                  Distribution Rate. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a fund will not be used in advertising unless accompanied by standard performance measures.

Comparison of Fund Performance
------------------------------

                  Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of Institutional Shares and Retail Shares of a Fund with performance quoted with respect to other investment companies or types of investments.

                  In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Rankings and other evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following: Barron's, Business Week, Consumer Digest, Donoghue's Money Fund Report, Financial Times, Forbes, Fortune, New York Times and Wall Street Journal.


           PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE
           --------------------------------------------------------

                  The Trust determines the net asset value of the Institutional Shares and Retail Shares of a Fund each day both the New York Stock Exchange (the "NYSE") and the Adviser are open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.

                  Daily determinations of net asset value for each Fund are made at the close of regular trading hours on the NYSE, currently 4:00 p.m. (Eastern time), and are calculated separately for each class of Shares by dividing the total assets of a Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. As discussed below, purchases, exchanges and redemptions will be effected at the net asset value per share next computed after a request is received in good order.

                  Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

                  Securities of the Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees of the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by the Adviser and the administrators under the general supervision of the Board of Trustees of the Trust.

                  A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

Distributor
-----------

                  Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Trust's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to devote its best efforts to effect the sale of Shares, but is not obligated to sell any certain number of Shares.

                  At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

                  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares
------------------

                  Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Trust's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

                  Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the

Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Institutional Shares may be purchased directly only by financial institutions ("Institutional Investors"). Retail Shares may be purchased directly by individuals ("Direct Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Trust.

          A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Chase Global Funds Services Company ("CGFSC"), the Funds' transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures
---------------------

          Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In addition, certain redemptions of Shares of the International Equity Fund are subject to a 2.00% redemption fee. See the Funds' prospectus for further details. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above.

          CGFSC may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

          Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above.

Other Redemption Information
----------------------------

          Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

          The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Trust reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.

          Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                         ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.


                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with CGFSC. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An

Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Retail Shares of any other portfolio of the Trust or for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. Institutional Shares may be exchanged for Institutional Shares of any portfolio of Excelsior Institutional Trust or Excelsior Funds, Inc. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Trust. However, certain exchanges are subject to a 2% redemption fee. See "Redemption Procedures." In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to limit the number of exchange requests of Investors to no more than six per year. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans
----------------

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

     .         IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

     .         Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

     .         Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Additional Information
----------------------

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.


                         RULE 12B-1 DISTRIBUTION PLAN
                         ----------------------------

          Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Distribution Plan") which permits the Retail Shares of the Value Equity and Optimum Growth Funds to bear certain expenses in connection with the distribution of such Shares. As required by Rule 12b-1, the Funds' Distribution Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds' case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

          Under the Distribution Plan, the Retail Shares of the Value Equity and Optimum Growth Funds may compensate the Distributor monthly for its services which are intended to result in the sale of Retail Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Retail Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions ("Distribution Organizations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

          Any material amendment to the Trust's arrangements with Distribution Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the disinterested trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of Retail Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested trustees.

          The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of the Trust's disinterested trustees or by vote of the holders of a majority of the Retail Shares of the Fund.

          For the fiscal year ended March 31, 2000, the Retail Shares of the Value Equity and Optimum Growth Funds bore distribution fees under the Distribution Plan of $343 and $45,308, respectively, to compensate the Distributor for distribution-related services.


                            MANAGEMENT OF THE FUNDS
                            -----------------------

Trustees and Officers
---------------------

          The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees. The trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                     Position
                                     with the                      Principal Occupation and Other Affiliations
Name and Address                     Trust                         During Past 5 Years
----------------                     -----                         -------------------
Frederick S. Wonham*                 Chairman of the Board,        Retired; Chairman of the Boards (since 1997), and President,
238 June Road                        President and Treasurer       Treasurer and Director (since 1995) of Excelsior Funds, Inc. and
Stamford, CT 06903                                                 Excelsior Tax-Exempt Funds, Inc.; Chairman of the Boards (since
Age: 69                                                            1997), President, Treasurer and Trustee (since 1995) of Excelsior
                                                                   Funds and Excelsior Institutional Trust; Vice Chairman of U.S.
                                                                   Trust Corporation and U.S. Trust New York (from February 1990 until September 1995); and Chairman, U.S. Trust Company (from
                                                                   March 1993 to May 1997).

Alfred C. Tannachion*                Trustee                       Retired; Director of Excelsior Funds, Inc. and Excelsior Tax-
6549 Pine Meadows Drive                                            Exempt Funds, Inc. (since 1985); Chairman of the Board of
Spring Hill, FL 34606                                              Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.
Age 74                                                             (1991-1997) and the Trust (1996-1997); President and Treasurer of
                                                                   Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (1994-
                                                                   1997) and the Trust (1996-1997); Chairman of the Board, President
                                                                   and Treasurer of UST Master Variable Series, Inc. (1994-1997);
                                                                   and Trustee of the Trust (since 1995).

_____________________
* This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                                     Position
                                     with the             Principal Occupation and Other Affiliations
Name and Address                     Trust                During Past 5 Years
----------------                     -----                -------------------
Rodman L. Drake                      Trustee              Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.
Continuation Investments                                  (since 1996); Trustee of Excelsior Institutional Trust and Excelsior
Group, Inc.                                               Funds (since 1994); Director, Parsons Brinkerhoff, Inc. (engineering
1251 Avenue of the Americas,                              firm) (since 1995); President, Continuation Investments Group, Inc.
9/th/ Floor                                               (since 1997); President, Mandrake Group (investment and consulting firm)
New York, NY 10020                                        (1994-1997); Chairman, MetroCashcard International, Inc. (since 1999);
Age: 57                                                   Director, Hotelivision, Inc. (since 1999); Director, Alliance Group
                                                          Services, Inc. (since 1998); Director, Hyperion Total Return Fund, Inc.
                                                          and three other funds for which Hyperion Capital Management, Inc. serves as investment adviser (since 1991); Co-Chairman, KMR Power Corporation
                                                          (power plants) (from 1993 to 1996); Director, The Latin America Smaller
                                                          Companies Fund, Inc. (from 1993 to 1998); Member of Advisory Board,
                                                          Argentina Private Equity Fund L.P. (from 1992 to 1996) and Garantia L.P
                                                          (Brazil) (from 1993 to 1996); and Director, Mueller Industries, Inc. (from
                                                          1992 to 1994).

Joseph H. Dugan                      Trustee              Retired; Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds,
913 Franklin Lake Road                                    Inc. (since 1984); Director of UST Master Variable Series, Inc. (from
Franklin Lakes, NJ 07417                                  1994 to June 1997); and Trustee of the Trust (since 1995).
Age: 75

                                     Position
                                     with the             Principal Occupation and Other Affiliations
Name and Address                     Trust                During Past 5 Years
----------------                     -----                -------------------
Wolfe J. Frankl                      Trustee              Retired; Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt
2320 Cumberland Road                                      Funds, Inc. (since 1986); Director of UST Master Variable Series, Inc.
Charlottesville, VA 22901-7726                            (from 1994 to June 1997); Trustee of the Trust (since 1995); Director,
Age: 79                                                   Deutsche Bank Financial, Inc. (since 1989); Director, The Harbus
                                                          Corporation (since 1951); and Trustee, HSBC Funds Trust and HSBC Mutual
                                                          Funds Trust (since 1988).

Morrill Melton Hall, Jr.             Director             Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.
Comprehensive Health Services, Inc.                       (since July 30, 2000); Trustee of the Trust (since July 30, 2000); Chief
8229 Boone Blvd., Suite 700                               Executive Officer, Comprehensive Health Services, Inc. (health care
Vienna, VA 22182                                          management and administration).
Age: 55

Jonathan Piel                        Trustee              Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.
558 E. 87th Street                                        (since 1996); Trustee of the Trust and Excelsior Funds (since 1994); Vice
New York, NY 10128                                        President and Editor, Scientific American, Inc. (from 1986 to 1994);
Age:  61                                                  Director, Group for The South Fork, Bridgehampton, New York (since 1993);
                                                          and Member, Advisory Committee, Knight Journalism Fellowships,
                                                          Massachusetts Institute of Technology (since 1984).

                                     Position
                                     with the             Principal Occupation and Other Affiliations
Name and Address                     Trust                During Past 5 Years
Robert A. Robinson                   Trustee              Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.
Church Pension Group                                      (since 1987); Director of UST Master Variable Series, Inc. (from 1994 to
445 Fifth Avenue                                          June 1997); Trustee of the Trust (since 1995); President Emeritus, The
New York, NY 10016                                        Church Pension Fund and its affiliated companies (since 1966); Trustee,
Age: 74                                                   H.B. and F.H. Bugher Foundation and Director of its wholly owned subsidiaries --Rosiclear Lead and Flourspar Mining Co. and The Pigmy
                                                          Corporation (since 1984); Director, Morehouse Publishing Co. (1974-1998);
                                                          Trustee, HSBC Funds Trust and HSBC Mutual Funds Trust (since 1982); and
                                                          Director, Infinity Funds, Inc. (since 1995).

W. Bruce McConnel, III               Secretary            Partner of the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 57

Michael P. Malloy                    Assistant            Partner of the law firm of Drinker Biddle & Reath LLP.
One Logan Square                     Secretary
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Age: 41

Eddie Wang                           Assistant            Manager of Blue Sky Compliance, Chase Global Funds Services Company
Chase Global Funds                   Secretary            (November 1996 to present); and Officer and Manager of Financial
Services Company                                          Reporting, Investors Bank & Trust Company (January 1991 to November 1996).
73 Tremont Street
Boston, MA 02108-3913
Age: 39

                             Position
                             with the           Principal Occupation and Other
Name and Address             Trust              Affiliations During Past 5 Years
----------------             -----              --------------------------------
Patricia M. Leyne            Assistant          Vice President, Senior Manager of Fund
Chase Global Funds           Treasurer          Administration, Chase Global Funds Services
 Services Company                               Company (since August 1999); Assistant Vice
73 Tremont Street                               President, Senior Manager of Fund
Boston, MA  02108-3913                          Administration, Chase Global Funds Services
Age: 33                                         Company (from July 1998 to August 1999);
                                                Assistant Treasurer, Manager of Fund
                                                Administration, Chase Global Funds
                                                Services Company (from November 1996
                                                to July 1998); Supervisor, Chase Global
                                                Funds Services Company (from September
                                                1995 to November 1996); Fund Administrator,
                                                Chase Global Funds Services Company (from
                                                February 1993 to September 1995).

          Each trustee receives an annual fee of $4,000 from Excelsior Institutional Trust, and an annual fee of $9,000 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. plus a meeting fee of $250 from Excelsior Institutional Trust and $1,500 from each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. for each meeting attended and is reimbursed for expenses incurred in connection with service as a trustee. The Chairman of the Board is entitled to receive an additional $5,000 per annum from each of the foregoing Companies for services in such capacity. Prior to December 1999, each of Messrs. Drake, Piel and Wonham received $4,000 from Excelsior Funds plus a per-Company meeting fee of $250 and each of these persons was reimbursed for expenses received in attending meetings of Excelsior Funds. The Chairman of the Board of Excelsior Funds received $5,000 per annum for services in such capacity. The trustees may hold various other directorships unrelated to the Funds. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Trust. The employees of CGFSC do not receive any compensation from the Trust for acting as officers of the Trust. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Trust. As of July 7, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund, and less than 1% of the outstanding shares of all Funds in the aggregate.

          The following chart provides certain information about fees received by the trustees in the most recently completed fiscal year.

                                                           PENSION OR
                                                           RETIREMENT
                                                           BENEFITS                             TOTAL COMPENSATION
                                     AGGREGATE             ACCRUED AS PART  ESTIMATED ANNUAL    FROM THE TRUST AND
                                     COMPENSATION          OF TRUST         BENEFITS UPON       FUND COMPLEX* PAID
                                     FROM THE TRUST        EXPENSES         RETIREMENT          TO TRUSTEES
                                     --------------        --------         ----------          -----------
Frederick S. Wonham                      $6,500               None              None                $52,000(4)**
Rodman L. Drake                          $5,250               None              None                $38,750(4)**
Jonathan Piel                            $5,500               None              None                $42,000(4)**
Alfred Tannachion                        $5,250               None              None                $38,250(3)**
Donald L. Campbell***                    $4,000               None              None                $22,000(3)**
Joseph C. Dugan                          $5,250               None              None                $38,250(3)**
Wolfe J. Frankl                          $5,000               None              None                $35,000(3)**
Robert A. Robinson                       $5,500               None              None                $39,500(3)**

__________________

  * The "Fund Complex" consists of the Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and, until December 15, 1999, Excelsior Funds.

 ** Number of investment companies in the Fund Complex for which trustee served as director or trustee.

*** Donald L. Campbell resigned as a director of the Companies on July 31, 2000.

          The Trust Instrument of the Trust provides that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Advisory Services
----------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. In the Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectuses.

          Each Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each investment adviser and administrator has agreed to waive certain fees.

          Each Advisory Agreement provides that the Adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties under the Advisory Agreement.

          U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.

          For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Equity, Value Equity,

Optimum Growth, Income and Total Return Bond Funds, and 1.00% of the average daily net assets of the International Equity Fund.

          From time to time, the Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Funds.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Trust paid the Adviser fees for advisory services as follows:

                                                  Fiscal Year Ended        Fiscal Year Ended      Fiscal Year Ended
                                                    March 31, 2000           March 31, 1999         March 31, 1998
                                                    --------------           --------------         --------------
Equity Fund                                               $867,099                 $684,933               $573,251
Value Equity Fund                                         $236,844                 $135,038               $104,281
Optimum Growth Fund                                       $534,005                 $304,737               $162,368
Income Fund                                               $197,690                 $150,590               $129,938
Total Return Bond Fund                                    $710,288                 $530,461               $375,215
International Equity Fund*                                $483,293                 $214,663               $      0

* U.S. Trust became the Adviser to the International Equity Fund on December 29, 1998.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees as follows:

                                                  Fiscal Year Ended        Fiscal Year Ended      Fiscal Year Ended
                                                    March 31, 2000           March 31, 1999         March 31, 1998
                                                    --------------           --------------         --------------
Equity Fund                                             $  386,474               $  298,579             $  250,968
Value Equity Fund                                       $   71,673               $   91,255             $   91,692
Optimum Growth Fund                                     $  121,458               $  155,809             $  119,069
Income Fund                                             $  324,481               $  262,853             $  219,452
Total Return Bond Fund                                  $1,016,516               $  781,974             $  600,960
International Equity Fund                               $  600,158               $  355,644             $        0

          From June 22, 1998 to December 28, 1998, U.S. Trust Company, N.A. ("U.S. Trust, N.A.") served as the International Equity Fund's investment adviser, pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Fund. Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("U.S. Trust Pacific") served as investment adviser to the International Equity Fund pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for the Fund.

          For the period from June 22, 1998 to December 28, 1998, U.S. Trust, N.A. received advisory fees of $141,527 with respect to the International Equity Fund. For the same period, U.S. Trust, N.A. waived advisory fees of $209,295 with respect to the International Equity Fund.

          For the period from April 1, 1998 to June 21, 1998, U.S. Trust Pacific received advisory fees of $38,550 with respect to the International Equity Fund. For the same period, U.S. Trust Pacific waived advisory fees of $51,988 with respect to the International Equity Fund.

          For the fiscal year ended March 31, 1998, U.S. Trust Pacific received advisory fees of $215,112 with respect to the International Equity Fund. For the same period, U.S. Trust Pacific waived advisory fees of $221,324 with respect to the International Equity Fund.

          Prior to December 28, 1998, Harding, Loevner Management, L.P. ("Harding Loevner") served as the International Equity Fund's sub-adviser, pursuant to an investment sub-advisory agreement (a "Sub-Advisory Agreement") with U.S. Trust, N.A. Under the Sub-Advisory Agreement, Harding Loevner was entitled to receive from U.S. Trust, N.A. fees at a maximum annual rate equal to 0.50% of the International Equity Fund's average daily net assets.

          Harding Loevner made the day-to-day investment decisions for the International Equity Fund and placed the purchase and sales orders for securities transactions of such Fund, subject in all cases to the general supervision of U.S. Trust, N.A. Harding Loevner furnished at its own expense all services, facilities and personnel necessary in connection with managing the International Equity Fund's investments and effecting securities transactions for such Fund.

          For the fiscal year ended March 31, 1999, Harding Loevner received sub-advisory fees of $135,769 with respect to the International Equity Fund. For the same period, Harding Loevner waived sub-advisory fees of $84,911 with respect to the International Equity Fund.

          For the fiscal year ended March 31, 1998, Harding Loevner received sub-advisory fees of $216,523 with respect to the International Equity Fund.

Administrators
--------------

          CGFSC, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company (together, the "Administrators") serve as the Trust's administrators and provide the Funds with general administrative and operational assistance. Until July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as administrator to the Trust. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          The Administrators also provide administrative services to the investment portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (except for the international portfolios of Excelsior Funds, Inc. and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Trust and Excelsior Funds, Inc.) as follows:

                  Combined Aggregate Average Daily Net Assets
                    of the Trust, Excelsior Funds, Inc. and
                  Excelsior Tax-Exempt Funds, Inc. (excluding
                   the international portfolios of the Trust
                          and Excelsior Funds, Inc.)
                          --------------------------

                                                                 Annual Fee
                                                                 ----------

First $200 million............................................        0.200%
Next $200 million.............................................        0.175%
Over $400 million.............................................        0.150%

          Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services, a subsidiary of Federated Services Company and U.S. Trust New York served as the Trust's administrators pursuant to an administration agreement substantially similar to the administration agreement currently in effect for the Trust.

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators were paid the following administration fees:

                                                  Fiscal Year Ended        Fiscal Year Ended      Fiscal Year Ended
                                                    March 31, 2000           March 31, 1999        March 31, 1998
                                                    --------------           --------------        --------------
Equity Fund                                               $293,462                 $231,504              $194,009
Value Equity Fund                                         $ 72,228                 $ 53,266              $ 46,129
Optimum Growth Fund                                       $153,552                 $108,405              $ 66,246
Income Fund                                               $122,299                 $ 83,501              $ 87,287
Total Return Bond Fund                                    $404,662                 $ 97,318              $ 82,241
International Equity Fund                                 $216,690                 $308,927              $229,777

          For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrators waived the following administration fees:

                                                  Fiscal Year Ended        Fiscal Year Ended      Fiscal Year Ended
                                                    March 31, 2000           March 31, 1999         March 31, 1998
                                                    --------------           --------------         --------------
Equity Fund                                                $     0                  $     0                $     0
Value Equity Fund                                          $     0                  $     0                $     0
Optimum Growth Fund                                        $     0                  $     0                $     0
Income Fund                                                $     0                  $     0                $     0
Total Return Bond Fund                                     $     0                  $     0                $     0
International Equity Fund                                  $     0                  $     0                $12,243

Shareholder Organizations
-------------------------

          The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

          The Trust's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Trust. Pursuant to the Plan, the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

          Any material amendment to the Trust's arrangements with Shareholder Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

          For the fiscal year ended March 31, 2000, the Company made payments to Shareholder Organizations in the following amounts:

                                                   Amounts Paid to Affiliates of
                                     Total Paid            U.S. Trust
                                     ----------            ----------
Equity Fund                             $     0               $     0

Value Equity Fund                       $     0               $     0

Optimum Growth                          $13,786               $     0

Income Fund                             $     0               $     0

Total Return Bond Fund                  $     0               $     0

International Equity Fund               $     0               $     0

          For the fiscal years ended March 31, 1999 and 1998, the Funds did not make any payments to Shareholder Organizations.

Expenses
--------

          The expenses of the Trust include the compensation of its trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of the Adviser and Administrators, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of each Fund.

          Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

Transfer Agent and Custodian
----------------------------

          The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust's Board of Trustees concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

          CGFSC serves as transfer agent for the Funds pursuant to a Transfer Agency Agreement. Under this Agreement, CGFSC has agreed to perform the following functions, among others: (i) issue and redeem Shares of the Funds;
(ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust's Board of Trustees concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any such delegation.


                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116 serve as auditors of the Trust. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2000 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, and Mr. Malloy, Assistant Secretary of the Trust, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the Shares offered by the Prospectuses.

                                   TAXATION
                                   --------

          The following supplements the tax information contained in the Prospectus.

          For federal income tax purposes, each series of the Trust is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

          Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the International Equity Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

          If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.


                           DESCRIPTION OF THE TRUST
                           ------------------------

          The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has six active series, although additional series may be established from time to time.

          The shares of the Value Equity and Optimum Growth Funds are classified into two separate classes of shares representing Retail Shares and Institutional Shares. Retail Shares have different expenses than Institutional Shares which may affect performance.

          Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

          The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

          The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

          The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

          The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

                                CODE OF ETHICS
                                --------------

          The Fund, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                 MISCELLANEOUS
                                 -------------

          As of July 7, 2000, U.S. Trust and its affiliates held of record substantially all of the Trust's outstanding shares as agent or custodian for their customers, but did not own such share beneficially because they did not have voting investment discretion with respect to such shares.

          As of July 7, 2000, the name, address and percentage ownership of each person that owned beneficially or of record 5% or more of the outstanding Institutional Shares of a Fund were as follows: Equity Fund: PJM Interconnection DB Plan, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 9.65%; Value Equity Fund: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 81.78%; Optimum Growth Fund: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 50.44%; U.S. Trust Company of New York, Trustee FBO U.S. Trust Plan, U.S. Trust Co. of Pacific Northwest, 4380 S.W. Macadam Avenue, Suite 450, Portland, Oregon, 97201, 22.00%; International Equity Fund: Planned Parenthood NY, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 5.56%; The Liberty Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 14.87%; and The Flourence Gould Foundation, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 13.77%; Income Fund: Eugene Higgins Residuary, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 56.18%; Persimmom Charitable, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 15.22%; and Planned Parenthood NY, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 8.77%; Total Return Bond Fund: The Flourence Gould Foundation, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 13.16%; and The Liberty Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 10.32%; and Institutional Money Fund: Robin Hood Foundation, 111 Broadway, 19/th/ Floor, New York, New York, 10066,
5.36%.

          As of July 7, 2000, the name, address and percentage ownership of each person that owned beneficially or of record 5% or more of the outstanding Retail Shares of a Fund were as follows: Value Equity Fund: George S. Warburg, 820 Hartford Turnpike, Hamden, Connecticut, 06517-1600, 43.00%; William P. Cleary, 9343 246/th/ Street, Floral Park, New York, 11001, 18.97%; and Joan M. McClurg, 6-1 Brooke Club Drive, Ossining, New York, 10562-3698, 11.76%; Optimum Growth
Fund: Avrett Free & Ginsberg, Attn: William Lahr, 800 Third Avenue, New York, New York, 10022, 18.47%; and Charles Schwab & Co., Inc., Special Custody a/c for, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, California, 94104, 9.14%.

                             FINANCIAL STATEMENTS
                             --------------------

          The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 2000 (the "2000 Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Trust's independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2000 Annual Report and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2000 Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional
Information.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard &Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         -PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         -"r" - The "r" highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     -N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; thier future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serves as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     -To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -"NR" indicates the Fitch IBCA does not rate the issuer or issue in question.

     -"Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     -RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.